Filed with the Securities and Exchange Commission on January 28, 2005

1933 Act Registration File No. 333-17391
1940 Act File No. 811-07959

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. ____	☐

Post-Effective Amendment No. 174	☒
and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 176	☒

(Check appropriate box or boxes.)

ADVISORS SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Numbers, Including Area Code) (414) 765-5340

Eric M. Banhazl
Advisors Series Trust
2020 E. Financial Way, Suite 100
Glendora, California 91741
(Name and Address of Agent for Service)

Copies to:

Julie Allecta, Esq.
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, California 94105

As soon as practical after the effective date of this Registration Statement
Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective

       immediately upon filing pursuant to paragraph (b)

       on _______________________ pursuant to paragraph (b)

X     60 days after filing pursuant to paragraph (a)(1)

       on _______________________ pursuant to paragraph (a)(1)

       75 days after filing pursuant to paragraph (a)(2)

       on _______________________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

P R O S P E C T U S

March 30, 2005

The PIA BBB Bond Fund

Pacific Income Advisers, Inc. (PIA) is the investment adviser to the PIA BBB Bond Fund (the “Fund”). Only authorized investment advisory clients of PIA are eligible to invest in the PIA BBB Bond Fund.

Please read this Prospectus and keep it for future reference. It contains important information, including information on how the PIA BBB Bond Fund invests and the services it offers to shareholders.

The Securities and Exchange Commission has not Approved or Disapproved these Securities or Determined if this Prospectus is Accurate or Complete. Any Representation to the Contrary is a Criminal Offense.

Pacific Income Advisers, Inc.
1299 Ocean Avenue, Suite 210
Santa Monica, California 90401
1-800-251-1970

The PIA BBB Bond Fund is distributed by Syndicated Capital, Inc.

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Questions Every Investor Should Ask Before Investing In The Fund	3

Fees And Expenses	6

Investment Objective, Strategies And Risks	7

Management Of The Fund	9

The Fund’s Share Price	9

Purchasing Shares	9

Redeeming Shares	10

Dividends, Distributions And Taxes	13

Financial Highlights	14

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QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE INVESTING IN THE FUND

1.  What are the Fund’s Goals?

The PIA BBB Bond Fund seeks to provide a total rate of return that approximates that of bonds rated within the BBB category by Standard & Poor’s Rating Group (“Standard & Poor’s”) and the Baa category by Moody’s Investors Services (“Moody’s”). A bond index which generally reflects these return characteristics is the Lehman Brothers Baa Credit Index.

2.  What are the Fund’s Principal Investment Strategies?
The PIA BBB Bond Fund invests primarily (normally at least 80% of its net assets) in bonds rated BBB by Standard & Poor’s or Baa by Moody’s.

The weighted average duration of the PIA BBB Bond Fund will range from five to eight years. Duration is a measure of a debt security’s price sensitivity. Higher duration indicates bonds are more sensitive to interest rate changes. Bonds with shorter duration reduce risk associated with interest rates. Duration takes into account a debt security’s cash flows over time, including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due.

In selecting investments for the PIA BBB Bond Fund, Pacific Income Advisers, Inc., our investment adviser (the “Adviser”), will primarily consider credit quality, duration and yield. The Fund’s annual portfolio turnover rate may exceed 100%.

In its effort to provide a total rate of return that approximates that of bonds rated within the BBB category by Standard & Poor’s or Baa by Moody’s, the Fund may invest up to 20% of its assets in futures, options and other derivatives. The Fund may sometimes use derivatives as a substitute for taking a position in bonds rated BBB or Baa and/or as part of a strategy designed to reduce exposure to other risks.

3.  What are the Principal Risks of Investing in the Fund?
Investors in the PIA BBB Bond Fund may lose money. There are risks associated with investments in the types of securities in which the Fund invests. These risks include:

•	Market Risk: The prices of the securities in which the Fund invests may decline for a number of reasons.
•	Interest Rate Risk: In general, the value of bonds and other debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. There have been extended periods of increases in interest rates that have caused significant declines in bond prices.
•	Credit Risk: The issuers of the bonds and other debt securities held by the Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.
•	Prepayment Risk: Issuers of securities held by the Fund may be able to prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the duration of the security and making the security more sensitive to interest rate changes.

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•	Liquidity Risk: Low or lack of trading volume may make it difficult to sell securities held by the Fund at quoted market prices.

•	Derivatives Risk: The Fund may invest in derivative securities. A derivative security is a financial contract whose value is based on (or “derived from”) a traditional security (such as a bond) or a market index. The Fund’s use of derivative instruments involves risks greater than, the risks associated with investing directly in the securities in which it primarily invests. Derivatives involve the risk of improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security. Derivatives are also subject to market risk, interest rate risk, credit risk and liquidity risk. The Fund could lose more than the principal amount that it invests. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. In addition, the Fund’s use of derivatives may increase the taxes payable by shareholders.

•	Management Risk: The Fund is subject to management risk because it is an actively managed portfolio. The Adviser’s management practices and investment strategies might not work to produce the desired results.

•	Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. A high portfolio turnover rate also leads to higher transactions costs, which could negatively affect the Fund’s performance.

Because of these risks prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the PIA BBB Bond Fund.

4.  Performance Information
The PIA BBB Bond Fund began operations on September 26, 2003, as a mutual fund organized as a series of PIA Mutual Funds, a Massachusetts business trust (the “Predecessor Fund”), and reorganized into the Fund, a newly formed series of Advisors Series Trust (the “Trust”). The Fund adopted an investment objective and certain investment strategies and policies identical to those of the Predecessor Fund.

[insert performance chart]

Average Annual Total Returns (for the periods ending December 31, 2004)	Past Year	Since the inception date of the Fund (September 26, 2003)
PIA BBB Bond Fund
Return before taxes	%	%
Return after taxes on distributions(1)%		%
Return after taxes on distributions and
sale of Fund shares(1)%		%
Lehman Brothers Baa Credit Index(2)(3)%		%(4)
Lehman Brothers Baa Corporate Index(2)(5)%		%

(1)	The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Predecessor Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its return after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

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(2)	Reflects no deduction for fees, expenses and taxes.
(3)	The Lehman Brothers Baa Credit Index is an unmanaged index consisting of all U.S. Treasury and agency bonds having an effective maturity of not less than one year or more than three years weighted according to market capitalization.
(4)	The performance shown is for the period September 26, 2003 through December 31, 2004.
(5)	The Lehman Brothers Baa Corporate Index is an unmanaged index consisting of issues in the Industrial, Utility and Finance sectors, which tracks the performance of issues rated Baa3/BBB or better with maturities of approximately one year, dollar denominated, publicly issued and have a fixed rate.

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FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the PIA BBB Bond Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (The Fund’s authorized intermediary charges a $15 fee for wire redemptions)	None
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from the Fund’s assets as a % of average net assets)
Management Fees[1,2]	0.41%

Other Expenses[3]	0.48%
Total Annual Fund Operating Expenses[4]	0.89%
Management Fee Waiver[2]	-0.41%
Net Expenses[4]	0.48%
_________________________

1	The Adviser does not charge management fees to the Fund. However, investors in the Fund will be charged management fees by the Adviser and persons other than the Adviser, as described below. The following are eligible to invest in the Fund: (a) investment advisory clients of the Adviser and (b) participants in “wrap-fee” programs sponsored by investment advisers unaffiliated with the Fund or the Adviser (“sponsors”) that are advised by the Adviser. Clients of the Adviser pay the Adviser an investment advisory fee to manage their assets, including assets invested in the Fund. Clients of the Adviser should read carefully any investment advisory agreement with the Adviser, which will disclose the investment advisory fee charged by the Adviser. Participants in “wrap-fee” programs should read carefully the “wrap-fee” brochure for these programs provided by the sponsor. The brochure is required to include information about the fees charged by the sponsor and the fees paid by the sponsor to the Adviser. Investors pay no additional fees or expenses to purchase shares of the Fund. The Management Fees in the table above represent the amount that the Adviser currently believes it would charge for providing similar portfolio management services to other similar mutual fund portfolios. This amount is offset by a “Management Fee Waiver” in the table above because the Adviser does not charge any management fees to the Fund.

2	The Management Fees in the table above represent the amount that the Adviser currently believes it would charge for providing similar portfolio management services to other similar mutual fund portfolios. This amount is offset by a “Management Fee Waiver” in the table above because the Adviser does not charge any management fees to the Fund.

3	Other Expenses are based on estimated amounts for the current fiscal year.

4	Expense reimbursements. The Adviser will reimburse the Fund to the extent necessary to insure that the Total Annual Fund Operating Expenses do not exceed 0.00%. The Adviser will continue the expense reimbursement for an indefinite period, but may discontinue reimbursing the Fund at any time. The Adviser may discontinue reimbursing the Fund as long as it provides shareholders of the Fund with written notice six months in advance of the discontinuance. The Adviser may not recoup expense reimbursements in future periods. With the voluntary reimbursement, the net fund operating expenses are:

Fund	Amount
BBB Bond Fund	0.00%

EXAMPLE

This example is intended to help you compare the cost of investing in the PIA BBB Bond Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower based on these assumptions, your costs would be:

1 Year	3 Years
$91	$284

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

The PIA BBB Bond Fund seeks to provide a total rate of return that approximates that of bonds rated within the BBB category by Standard & Poor’s or the Baa category by Moody’s (collectively, “BBB rated bonds”). The Fund has a non-fundamental policy to normally invest at least 80% of its net assets, plus borrowings for investment purposes, in BBB rated bonds. If the Fund decides to change this policy, it will provide 60 days prior notice of its decision to shareholders. The Fund considers a BBB rated bond to be any debt instrument other than a money market debt instrument that has a rating of BBB by Standard & Poor’s or Baa by Moody’s at the time of purchase. The Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund might not earn income and investors could lose money.

How We Invest Our Assets - First We Allocate Among Types of BBB Rated Bonds

The PIA BBB Bond Fund primarily invests in BBB rated bonds in the following industries: Industrial, Finance, and Utilities. In determining the relative investment attractiveness of the various BBB rated bonds, the Adviser considers risk as well as yield. Usually investing in securities with a high yield involves more risk of loss than investing in securities with a low yield. Our Adviser attempts to keep the Fund’s portfolio risk (or volatility) and allocations to the types of BBB rated bonds approximately equal to that of the Lehman Brothers Baa Credit Index over a full market cycle. The two principal components of risk of a BBB rated bond are duration (a measure of a debt security’s price sensitivity) and credit quality.

How We Invest Our Assets - Next We Target Portfolio Duration

In assembling the Fund’s portfolio, our Adviser first determines a target duration for the Fund. Duration is a measure of a debt security’s price sensitivity. Duration takes into account a debt security’s cash flows over time, including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. The following are examples of the relationship between a bond’s maturity and its duration. A 5% coupon bond having a ten-year maturity will have a duration of approximately 7.5 years. Similarly, a 5% coupon bond having a three-year maturity will have a duration of approximately 2.6 years. The weighted average duration of the PIA BBB Bond Fund will range from 5 years to 8 years.

How We Invest Our Assets - Finally We Select Individual Securities

After having determined the types of BBB rated bonds in which to invest and the target duration, our Adviser looks for the most attractive yields in the various asset classes. For a number of reasons bonds in one industry may have higher or lower yields, on a risk-adjusted basis, than bonds in another industry. Our Adviser will attempt to take advantage of the yield differentials among industries.

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Derivative Securities

In its effort to provide a total rate of return that approximates that of BBB rated bonds, the Fund may invest up to 20% of its assets in futures, options and other derivatives. These investments may be in bond futures contracts, option contracts, options on securities, options on debt futures, credit swaps, interest rate swaps and derivative securities. The Fund may sometimes use derivatives as a substitute for taking a position in BBB rated bonds and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

The reasons for which the Fund will invest in futures, options and other derivatives are:

•	To keep cash on hand to meet shareholder redemption or other needs while simulating full investment in BBB rated bonds.
•	To reduce the Fund’s transaction costs or for hedging purposes.
•	To add value when these instruments are favorably priced.

Risks

In addition to the risks discussed earlier, the PIA BBB Bond Fund may be subject to the following risks:

•	Risks Associated with High Yield Securities. While the PIA BBB Bond Fund does not purchase securities without one rating of at least BBB by Standard & Poor’s or Baa by Moody’s, a portfolio holding’s highest rating could be downgraded to less than a BBB or Baa rating, as the case may be. Securities with ratings lower than BBB or Baa are known as “high yield” securities (commonly known as “junk bonds”). It is the policy of the PIA BBB Bond Fund to sell securities with no rating at or above BBB or Baa in an orderly manner. High yield securities provide greater income and opportunity for gains than higher-rated securities, but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally thinner and less active than the market for higher quality securities. This may limit the ability of the PIA BBB Bond Fund to sell high yield securities at the prices at which they are being valued for purposes of calculating net asset value.

•	Risks Associated with Inflation and Deflation. The PIA BBB Bond Fund is subject to inflation and deflation risk. Inflation risk is the risk that the rising cost of living may erode the purchasing power of an investment over time. As inflation increases, the value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time — the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information. Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports will be available by contacting PIA BBB Bond Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling 1-800-251-1970.

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MANAGEMENT OF THE FUND

Pacific Income Advisers manages the Fund’s investments

Pacific Income Advisers, Inc., 1299 Ocean Avenue, Suite 210, Santa Monica, California, 90401, is the investment adviser to the PIA BBB Bond Fund. The Adviser has been in business since 1987. As the investment adviser to the Fund, the Adviser manages the investment portfolio for the Fund. It makes the decisions as to which securities to buy and which securities to sell. The Fund does not pay the Adviser an annual investment advisory fee. The following employees are responsible for the day-to-day management of the Fund’s portfolio:

The Statement of Additional Information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

THE FUND’S SHARE PRICE

The price at which investors purchase shares of the PIA BBB Bond Fund and at which shareholders redeem shares of the Fund is called its net asset value. The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day. Shares of the Fund will not be priced and are not available for purchase when the New York Stock Exchange and/or Federal Reserve are closed, including the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day, and Christmas Day. The Fund calculates its net asset value based on the market prices or official closing price of the securities (other than money market instruments) it holds. The Fund values most money market instruments it holds at their amortized cost. Securities for which current market values are not readily available are valued at fair value, as determined in good faith under procedures set by the Board of Trustees of the Advisors Series Trust.

The Fund will process purchase orders that it receives in good order and accepts and redemption orders that it receives in good order prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined later that day. It will process purchase orders that it receives and accepts and redemption orders that it receives after the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.

Good order means that your purchase request includes (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application, and (4) a check payable to the PIA BBB Bond Fund.”

PURCHASING SHARES

Shares of the PIA BBB Bond Fund are only offered to investment advisory clients of the Adviser either directly by the Adviser or through special arrangements entered into on behalf of the Fund with certain broker-dealers, financial institutions or other service providers (“Servicing Agents”). These Servicing Agents will become shareholders of record of the Fund and have established procedures that investors must follow in purchasing shares. Such procedures need not be identical among Servicing Agents. These procedures should be carefully reviewed by investors.

Servicing Agents may charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services the Servicing Agents provide to their customers. Further, the Fund may authorize Servicing Agents to accept purchase orders on behalf of the Fund and to designate other Servicing Agents to accept purchase orders on the Fund’s behalf. This means that the Fund will process the purchase order at the net asset value that is determined following the Servicing Agent’s (or its designee’s) acceptance of the purchase order.

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Investments in the Fund are subject to a $1,000 minimum initial investment, and subsequent investments are subject to a $100 minimum investment (other than subsequent investments pursuant to dividend reinvestment). Purchase orders placed with a Servicing Agent prior to the close of regular trading on the New York Stock Exchange will be priced at the applicable net asset value determined that day.

If you are purchasing shares through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

In compliance with the USA PATRIOT Act of 2001, please note that the Fund’s transfer agent will verify certain information on your Account Application as part of the Trust’s Anti-Money Laundering Program. As requested on the Account Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Fund’s transfer agent at 1-800-251-1970, if you need additional assistance when completing your Account Application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

The Fund may reject any share purchase application for any reason. The Fund will send investors a written confirmation for all purchases of shares.

Automatic Investment Plan (AIP) Information

•	Automatic purchases of fund shares can be made for as little as $50 per month.
•	You may elect to have your automatic purchase made on the 5th or the 20th of each month. If these dates fall on a weekend or legal holiday, purchases will be made on the following business day.
•	The Fund does not currently charge a fee for an Automatic Investment Plan, however, the Fund may charge a $20 fee if the automatic investment cannot be made for any reason.
•	If you redeem an account with an AIP to a zero balance, the plan will be discontinued.
•	Your AIP will be terminated in the event two successive mailings we make to you are returned to us by the U.S. Post Office as undeliverable. If this occurs, you must call or write us to reinstate your AIP. Any changes to the plan upon reinstatement will require a Medallion signature guarantee.

REDEEMING SHARES

How to Redeem (Sell) Shares

Investors can sell (redeem) their shares on any business day. All redemption requests must be made directly or through the Servicing Agent. The Servicing Agents have established procedures that investors must follow in selling (redeeming) shares. Such procedures need not be identical among Servicing Agents. These procedures should be carefully reviewed by investors.

Redemption requests placed with a Servicing Agent prior to the close of regular trading on the New York Stock Exchange will be priced at the applicable net asset value determined that day. If a Servicing Agent receives the redemption request after the close of regular trading on the New York Stock Exchange, or on a holiday, weekend or a day the New York Stock Exchange is closed, then the Servicing Agent will process the redemption on the next business day.

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Other Redemption Considerations

When redeeming shares of the Fund, shareholders should consider the following:

1.	The redemption may result in a taxable gain.
2.	As permitted by the Investment Company Act of 1940, the Fund may delay the payment of redemption proceeds for up to seven days in all cases.
3.	There are certain times when a shareholder may be unable to sell the Fund shares or receive proceeds. Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.
4.	If your account balance falls below $500 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.

The Fund may pay redemption requests “in kind.” This means that the Fund will pay redemption requests entirely or partially with securities rather than with cash. Specifically, if the amount you are redeeming is in excess of the lesser of $250,000 or 1% of the Fund’s NAV, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund’s NAV in securities instead of cash. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.

Systematic Withdrawal Plan (SWP)

As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Program. If you elect this method of redemption, the Fund will send you a check in a minimum amount of $100. You may choose to receive a check each month or calendar quarter. Your Fund account must have a value of at least $10,000 in order to participate in this Program. This Program may be terminated at any time by the Fund. You may also elect to terminate your participation in this Program at any time by writing to the Transfer Agent at:

PIA BBB Bond Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

A withdrawal under the Program involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

Tools to Combat Frequent Transactions

The Fund is intended for long-term investors and does not accommodate frequent transactions. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt a Fund’s investment program and create additional transaction costs that are borne by all shareholders.

The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm fund performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps include monitoring trading activity and using fair value pricing procedures, as determined by the Fund’s Board of Trustees, when the Adviser determines current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that it believes is consistent with shareholder interests.

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The Fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Fund in its sole discretion. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order (including exchanges) from any shareholder the Fund believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

Trading Practices
Currently, the Fund reserves the right, in its sole discretion, to identify trading practices as abusive. The Fund may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive. In addition, the Fund reserves the right to accept purchases and exchanges if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Fund does not have access to the underlying shareholder account information. However, the Fund and financial intermediaries attempt to monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. There may be limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their clients. As a result, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Fair Value Pricing
The Board of Trustees has also developed procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser to the Fund holding such assets does not represent fair value. The Fund may also fair value a security if the Fund or the Adviser believes that the market price is stale.

Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are not frequently traded; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Fund may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

The PIA BBB Bond Fund distributes substantially all of its net investment income monthly and substantially all of its capital gains annually. You have two distribution options:

•	Automatic Reinvestment Option - Both dividend and capital gains distributions will be reinvested in additional Fund Shares.

•	All Cash Option - Both dividend and capital gains distributions will be paid in cash.

The Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Fund, our Adviser considers the tax effects of its investment decisions to be of secondary importance.

13

FINANCIAL HIGHLIGHTS

This table shows the Predecessor Fund’s financial performance for the stated periods. Certain information reflects financial results for a single Predecessor Fund share. “Total Return” shows how much your investment in the Predecessor Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP for the periods ended November 30, 2004 and 2003. Independent registered public accounting firm’s reports and the Predecessor Fund’s financial statements are included in the Annual Report, which is available upon request. Tait, Weller & Baker have been retained as independent accountants for the Fund.

PIA BBB BOND FUND

	November 30, 2004	Sept. 26, 2003* to Nov. 30, 2003
Per Share Operating Performance
(For a fund share outstanding throughout the period
		$10.00
Net Asset Value, Beginning of Period
Income from Investment Operations:
Net Investment Income		0.06
Net Realized and Unrealized Loss on Investments		(0.13)
Total from Investment Operations		(0.07)

LESS DISTRIBUTIONS:
Dividends from net investment income		-
Net Asset Value, End of Period		$9.93

TOTAL RETURN		(0.70%)	(2)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000’s)		$199
Ratio of Expenses to Average Net Assets:
Net of Waivers and Reimbursements		0.00%	(1)
Before Waivers and Reimbursements		224.56%	(1)
Ratio of Net Investment Income (Loss) to Average Net Assets
Net of Waivers and Reimbursements		3.16%	(1)
Before Waivers and Reimbursements		(221.40%)	(1)
Portfolio Turnover Rate		87%	(2)

*	Commencement of operations
(1)	Annualized
(2)	Not Annualized

14

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

NOT A PART OF THE PROSPECTUS

15

PIA BBB Bond Fund
a series of Advisors Series Trust

FOR MORE INFORMATION

To learn more about the PIA BBB Bond Fund you may want to read the Fund’s Statement of Additional Information (or “SAI”) which contains additional information about the Fund. The PIA BBB Bond Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about the PIA BBB Bond Fund’s investments by reading the Predecessor Fund’s annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Predecessor PIA BBB Bond Fund during its last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge. To request them or other information or to ask any questions, please call or write:

PIA BBB Bond Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-251-1970

The general public can review and copy information about the PIA BBB Bond Fund (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. (Please call (202) 942-8090 for information on the operations of the Public Reference Room.) Reports and other information about PIA Mutual Fund, including the PIA BBB Bond Fund, are also available on the EDGAR Database at the Securities and Exchange Commission’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0102

(The Trust’s SEC Investment Company Act file number is 811-07959)

16

The PIA
BBB Bond Fund

PROSPECTUS
March 30, 2005

Statement of Additional Information

Dated March 30, 2005

PIA BBB BOND FUND

A Series of

ADVISORS SERIES TRUST

This Statement of Additional Information (“SAI”) provides general information about the PIA BBB Bond Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Fund’s current Prospectus dated March 30, 2005, as supplemented and amended from time to time, which is incorporated hereto by reference. Pacific Income Advisers, Inc. (the “Adviser”) is the investment adviser to the Fund.

A copy of the prospectus may be obtained from the Fund c/o U.S. Bancorp Fund Services, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701 or by calling toll free at 1-800-251-1970.

The annual report to shareholders for the Fund’s predecessor fund, the PIA BBB Bond Fund, a series of the PIA Mutual Funds, for the fiscal year ended November 30, 2004 and the semiannual report for the period ending May 31, 2004 are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of independent registered public accounting firm appearing therein are incorporated by reference into this SAI.

B-1

FUND HISTORY AND CLASSIFICATION	2
MANAGEMENT	21
THE ADVISER	26
ADMINISTRATOR	28
THE DISTRIBUTOR	28
SERVICE PROVIDERS	29
PORTFOLIO TRANSACTIONS AND BROKERAGE	29
PORTFOLIO HOLDINGS INFORMATION	31
NET ASSET VALUE	32
PROXY VOTING POLICY	33
ANTI-MONEY LAUNDERING PROGRAM	34
TAXES	34
GENERAL INFORMATION	36
CALCULATION OF PERFORMANCE DATA	38
FINANCIAL STATEMENTS	29
APPENDIX A	40
APPENDIX B	42

No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated March 30, 2005, and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust or the Fund.

This Statement of Additional Information does not constitute an offer to sell securities.

FUND HISTORY AND CLASSIFICATION
The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of numerous series of shares of beneficial interest, par value $0.01 per share. This SAI relates to the Fund and not to any other series of the Trust.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The predecessor PIA BBB Fund (“Predecessor Fund”) commenced operations on September 26, 2003 as a separate series of the PIA Mutual Fund, an open-end management investment company consisting of five separate portfolios: the PIA Short-Term Government Securities Fund, the PIA Equity Fund, the PIA Total Return Bond Fund, the OCM Gold Fund and the PIA BBB Bond Fund. PIA Mutual Fund was organized as a Massachusetts business trust on January 6, 1984. Between December 27, 1996 and March 27, 2003, the Trust was known as “Monterey Mutual Fund.” Prior to December 27, 1996 the Trust was known as “Monitrend Mutual Fund.” On December ___, 2004, the Predecessor Fund reorganized into the Fund, a series of the Trust. Before the reorganization the Fund had no assets or liabilities.

B-2

The investment objective of the Fund is seeking to provide a total rate of return that approximates that of a bond rated within the BBB category by Standards & Poor and the Baa category by Moody. The Fund is diversified. Under applicable federal laws, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Then the Fund would be subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the Fund qualifying as a diversified fund under applicable federal laws. There is no assurance that the Fund will achieve its objective. The discussion below supplements information contained in the Fund’s Prospectus as to investment policies of the Fund.

Illiquid Securities

It is the position of the Securities and Exchange Commission (“SEC”) (and an operating although not a fundamental policy of the BBB Bond Fund) that open-end investment companies such as the Fund should not make investments in illiquid securities if thereafter more than 15% of the value of their net assets would be so invested. The investments included as illiquid securities are (i) those which cannot freely be sold for legal reasons, although securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid; (ii) fixed time deposits subject to withdrawal penalties, other than overnight deposits; (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. However, illiquid securities do not include obligations that are payable at principal amount plus accrued interest within seven days after purchase. The Board of Trustees has delegated to the BBB Bond Fund's investment adviser, Pacific Income Advisers, Inc. (the “Adviser”), the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Trustees has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of the securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors. Investing in Rule 144A securities could have the effect of decreasing the liquidity of the BBB Bond Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Leverage

From time to time the BBB Bond Fund may increase its ownership of securities by borrowing on a secured or unsecured basis at fixed and floating rates of interest and investing the borrowed funds (“leveraging”). Currently, the BBB Bond Fund does not intend to borrow amounts in excess of 10% of the value of its total assets for leveraging purposes. Borrowings will be made only from banks and only to the extent that the value of the assets of the BBB Bond Fund, less its liabilities other than borrowings, is equal to at least 300% of all borrowings, after giving effect to the proposed borrowing. If the value of the assets of the BBB Bond Fund so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet such 300% coverage. Since substantially all of the assets of the BBB Bond Fund fluctuate in value, but borrowing obligations may be fixed, the net asset value per share of the BBB Bond Fund will correspondingly tend to increase and decrease in value more than otherwise would be the case.

B-3

Lending Portfolio Securities

The BBB Bond Fund may, to increase its income, lend its securities on a short- or long-term basis to brokers, dealers and financial institutions if (i) the loan is collateralized in accordance with applicable regulatory guidelines (the “Guidelines”) and (ii) after any loan, the value of the securities loaned does not exceed 25% of the value of its total assets. Under the present Guidelines (which are subject to change) the loan collateral must be, on each business day, at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government securities. To be acceptable as collateral, a letter of credit must obligate a bank to pay amounts demanded by the BBB Bond Fund if the demand meets the terms of the letter of credit. Such terms and the issuing bank would have to be satisfactory to the BBB Bond Fund. Any loan might be secured by any one or more of the three types of collateral.

The BBB Bond Fund receives amounts equal to the interest or other distributions on loaned securities and also receives one or more of the negotiated loan fees, interest on securities used as collateral or interest on the securities purchased with such collateral, either of which type of interest may be shared with the borrower. The BBB Bond Fund may also pay reasonable finder’s, custodian and administrative fees but only to persons not affiliated with the Trust. The BBB Bond Fund will not have the right to vote securities on loan, but the terms of the loan will permit the BBB Bond Fund to terminate the loan and thus reacquire the loaned securities on three days notice.

The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The BBB Bond Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

Hedging Instruments

The BBB Bond Fund may engage in hedging. Hedging may be used in an attempt to (i) protect against declines or possible declines in the market values of securities held in the BBB Bond Fund’s portfolio (“short hedging”) or (ii) establish a position in the securities markets as a substitute for the purchase of individual securities (“long hedging”). The BBB Bond Fund may engage in short hedging in an attempt to protect the Fund’s value against anticipated downward trends in the securities markets or engage in long hedging as a substitute for the purchase of securities, which may then be purchased in an orderly fashion. It is expected that when the BBB Bond Fund is engaging in long hedging, it would, in the normal course, purchase securities and terminate the hedging position, but under unusual market conditions such a hedging position may be terminated without the corresponding purchase of securities. The various hedging instruments which the BBB Bond Fund may use are discussed below.

Derivative Securities

A derivative is a financial instrument which has a value that is based on--or “derived from”--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates and related indexes. Derivatives include futures contracts and options on futures contracts (see discussion below on “Debt Futures” and “Options on Debt Futures”), forward-commitment transactions (see discussion below on “When Issued and Delayed-Delivery Securities”), options on securities (see discussion below on “Options on Securities”), caps, floors, collars, swap agreements (see discussion below on “Swaps”), and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, , seeking to reduce transaction costs, and seeking to simulate an investment in equity or debt securities or other investments,   In its efforts to provide a total rate of return that approximates that of the BBB rated bonds, the Fund may invest up to 20% of its assets in bond futures contracts, options, credit swaps, interest rate swaps, derivative securities and other types of derivatives. The Fund may sometimes use derivatives as a substitute for taking a position in BBB rated bonds and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risks.

B-4

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if the Adviser does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a “senior security” by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading “Leverage.”

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund's interest. The Fund bears the risk that the Adviser will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the Fund. If the Adviser attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.

B-5

Swaps

A swap agreement is a derivative. A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The use of swap agreements by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other traditional investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transaction may be subject to the Fund's limitation on investments in illiquid securities.

Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

B-6

Because some swap agreements have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. Certain swap transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a swap transaction will not be considered to constitute the issuance of a “senior security” by the Fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading “Leverage.”

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund's interest. The Fund bears the risk that the Adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes or other economic factors in establishing swap positions for the Fund. If the Adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.

The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if the Adviser does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Options on Securities

An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires. The buyer of a call obtains, in exchange for a premium that is paid to the seller, or “writer,” of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium. Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases. The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option. A premium has two components: the intrinsic value and the time value. The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option. The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.

B-7

One risk of any put or call that is held is that the put or call is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

Call Options on Securities. When the BBB Bond Fund writes a call, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the BBB Bond Fund forgoes any gain from an increase in the market price over the exercise price.

To terminate its obligation on a call which it has written, the BBB Bond Fund may purchase a call in a “closing purchase transaction.” A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the BBB Bond Fund retains the premium received. All call options written by the BBB Bond Fund must be “covered.” For a call to be “covered” (i) the BBB Bond Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; (ii) the BBB Bond Fund must maintain cash or liquid securities adequate to purchase the security; or (iii) any combination of (i) or (ii).

When the BBB Bond Fund buys a call, it pays a premium and has the right to buy the related investments from the seller of the call during the call period at a fixed exercise price. The BBB Bond Fund benefits only if the market price of the related investment is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and the BBB Bond Fund will lose its premium payment and the right to purchase the related investment.

Put Options on Securities. When the BBB Bond Fund buys a put, it pays a premium and has the right to sell the related investment to the seller of the put during the put period (usually not more than nine months) at a fixed exercise price. Buying a protective put permits the BBB Bond Fund to protect itself during the put period against a decline in the value of the related investment below the exercise price by having the right to sell the investment through the exercise of the put.

When the BBB Bond Fund writes a put option it receives a premium and has the same obligations to a purchaser of such a put as are indicated above as its rights when it purchases such a put. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised, because the BBB Bond Fund retains the premium received. All put options written by the BBB Bond Fund must be “covered.” For a put to be “covered,” the BBB Bond Fund must maintain cash or liquid securities equal to the option price.

B-8

Debt Futures

The BBB Bond Fund may invest in futures contracts on debt securities (“Debt Futures”) or options on Debt Futures.

A futures contract is a commitment to buy or sell a specific product at a currently determined market price, for delivery at a predetermined future date. The futures contract is uniform as to quantity, quality and delivery time for a specified underlying product. The commitment is executed in a designated contract market - a futures exchange - that maintains facilities for continuous trading. The buyer and seller of the futures contract are both required to make a deposit of cash or U.S. Treasury Bills with their brokers equal to a varying specified percentage of the contract amount; the deposit is known as initial margin. Since ownership of the underlying product is not being transferred, the margin deposit is not a down payment; it is a security deposit to protect against nonperformance of the contract. No credit is being extended, and no interest expense accrues on the non-margined value of the contract. The contract is marked to market every day, and the profits and losses resulting from the daily change are reflected in the accounts of the buyer and seller of the contract. A profit in excess of the initial deposit can be withdrawn, but a loss may require an additional payment, known as variation margin, if the loss causes the equity in the account to fall below an established maintenance level. The BBB Bond Fund will maintain cash or liquid securities sufficient to cover its obligations under each futures contract that it has entered into.

To liquidate a futures position before the contract expiration date, a buyer simply sells the contract, and the seller of the contract simply buys the contract, on the futures exchange.

One risk in employing Debt Futures to attempt to protect against declines in the value of the securities held by the BBB Bond Fund is the possibility that the prices of Debt Futures will correlate imperfectly with the behavior of the market value of the BBB Bond Fund’s securities. The ordinary spreads between prices in the cash and futures markets, due to differences in those markets, are subject to distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. The liquidity of the Debt Futures being considered for purchase or sale by the BBB Bond Fund will be a factor in their selection by the Adviser.

Third, from the point of view of speculators the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

It is possible that, where the BBB Bond Fund has sold Debt Futures in a short hedge, the market may advance but the value of the securities held by the BBB Bond Fund may decline. If this occurred, the BBB Bond Fund would lose money on the Debt Future and also experience a decline in the value of its securities.

Where Debt Futures are purchased in a long hedge, it is possible that the market may decline; if the BBB Bond Fund then decides not to invest in securities at that time because of concern as to possible further market decline or for other reasons, the BBB Bond Fund will realize a loss on the Debt Future that is not offset by a reduction in the price of any securities purchased.

B-9

Options on Debt Futures

Options on Debt Futures are similar to options on securities, except that the related investment is not a security, but a Debt Future. Thus, the buyer of a call option obtains the right to purchase a Debt Future at a specified price during the life of the option, and the buyer of a put option obtains the right to sell a Debt Future at a specified price during the life of the option. The options are traded on an expiration cycle based on the expiration cycle of the underlying Debt Future.

The risks of options on Debt Futures are similar to those of options on securities and also include the risks inherent in the underlying Debt Futures.

Possible CFTC Limitations on Portfolio and Hedging Strategies

The use of Debt Futures and options thereon to attempt to protect against the market risk of a decline in the value of portfolio securities is referred to as having a “short futures position,” and the use of such instruments to attempt to protect against the market risk that portfolio securities are not fully included in an increase in value is referred to as having a “long futures position.” The BBB Bond Fund must operate within certain restrictions as to its long and short positions in Debt Futures and options thereon under a rule (“CFTC Rule”) adopted by the Commodity Futures Trading Commission (“CFTC”) under the Commodity Exchange Act (the “CEA”), which excludes the BBB Bond Fund and the Trust from registration with the CFTC as a “commodity pool operator” as defined in the CEA.

Special Risks of Hedging Strategies

Participation in the options or futures markets involves investment risks and transactions costs to which the BBB Bond Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the Adviser’s prediction of movements in the securities and interest rate markets is inaccurate, the BBB Bond Fund could be in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (1) dependence on the Adviser’s ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (4) the possible absence of a liquid secondary market for any particular instrument at any time.

Limitations on Options and Futures

Transactions in options by the BBB Bond Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the BBB Bond Fund may write or hold may be affected by options written or held by other investment advisory clients of the Adviser and its affiliates. Position limits also apply to Debt Futures. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain sanctions. The BBB Bond Fund may be required to establish a segregated account when it enters into certain options or futures, in which it will maintain cash and/or liquid securities that are equal in value to the obligations in the applicable option or future.

B-10

Temporary Investments

The BBB Bond Fund may invest in cash and money market securities. The BBB Bond Fund may do so to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The Fund may invest in shares of other investment companies. The Fund may invest in money market mutual funds in connection with its management of daily cash positions. The Fund currently intends to limit its investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, or its affiliated persons, as a whole. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company’s advisory and operational expenses. Money market securities include treasury bills, short-term investment-grade fixed-income securities, bankers’ acceptances, commercial paper, commercial paper master notes and repurchase agreements.

The BBB Bond Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the two highest rating categories by a nationally recognized securities rating organization.

The BBB Bond Fund may enter into repurchase agreements. A repurchase agreement transaction occurs when, at the time the BBB Bond Fund purchases a security, the BBB Bond Fund agrees to resell it to the vendor (normally a commercial bank or a broker-dealer) on an agreed upon date in the future. Such securities are referred to as the “Resold Securities.” The Adviser will consider the creditworthiness of any vendor of repurchase agreements. The resale price will be in excess of the purchase price in that it reflects an agreed upon market interest rate effective for the period of time during which the BBB Bond Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The BBB Bond Fund’s risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the BBB Bond Fund holds a perfected security interest in the Resold Securities and can therefore resell the instrument promptly. Repurchase agreements can be considered as loans “collateralized” by the Resold Securities, such agreements being defined as “loans” in the 1940 Act. The return on such “collateral” may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the “collateral” is at least equal to the value of the loan, including the accrued interest earned thereon. All Resold Securities will be held by the BBB Bond Fund’s custodian or another bank either directly or through a securities depository.

U.S. Government Securities and Mortgage-Backed Securities

As used in this Statement of Additional Information, the term “U.S. Government securities” means securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

Securities issued or guaranteed by the U.S. Government include a variety of Treasury securities (i.e., securities issued by the U.S. Government) that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less. Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance. Zero coupon Treasury securities consist of Treasury Notes and bonds that have been stripped of their unmatured interest coupons.

B-11

U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board, the Inter-American Development Bank, the Asian Development Bank, the Student Loan Marketing Association and the International Bank for Reconstruction and Development.

Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. If the BBB Bond Fund elects to invest in U.S. Government securities, then it will invest in securities of such instrumentality only when the Adviser is satisfied that the credit risk with respect to any instrumentality is acceptable.

Among the U.S. Government securities that the BBB Bond Fund may purchase are “Mortgage-Backed Securities” of the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), the Federal Home Loan Mortgage Association (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”). These Mortgage-Backed Securities include “pass-through” securities and “participation certificates;” both are similar, representing pools of mortgages that are assembled, with interests sold in the pool; the assembly is made by an “issuer” which assembles the mortgages in the pool and passes through payments of principal and interest for a fee payable to it. Payments of principal and interest by individual mortgagors are “passed through” to the holders of the interest in the pool. Thus, the monthly or other regular payments on pass-through securities and participation certificates include payments of principal (including prepayments on mortgages in the pool) rather than only interest payments. Another type of Mortgage-Backed Security is the “collateralized mortgage obligation,” which is similar to a conventional bond (in that it makes fixed interest payments and has an established maturity date) and is secured by groups of individual mortgages. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States, but their yield is not guaranteed. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of these securities discussed in this paragraph could be adversely affected by actions of the U.S. Government to tighten the availability of its credit or to affect adversely the tax effects of owning them.

The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if the BBB Bond Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the BBB Bond Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market value.

B-12

Prepayments on a pool of mortgage loans are influenced by a variety of factors, including economic conditions, changes in mortgagors’ housing needs, job transfer, unemployment, mortgagors’ net equity in the mortgage properties and servicing decisions. The timing and level of prepayments cannot be predicted. Generally, however, prepayments on adjustable rate mortgage loans and fixed rate mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by the BBB Bond Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates also decline, such prepayments are likely to be reinvested at lower interest rates than the BBB Bond Fund was earning on the Mortgage-Backed Securities that were prepaid.

Certain mortgage loans underlying the Mortgage-Backed Securities in which the BBB Bond Fund may invest will be adjustable rate mortgage loans (“ARMs”). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

There are two main categories of indices which provide the basis for rate adjustments on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the BBB Bond Fund’s portfolio and therefore in the net asset value of the BBB Bond Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARMs. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and is repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

B-13

The mortgage loans underlying other Mortgage-Backed Securities in which the BBB Bond Fund may invest will be fixed rate mortgage loans. Generally, fixed rate mortgage loans eligible for inclusion in a mortgage pool will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed rate mortgage loans generally provide for monthly payments of principal and interest in substantially equal installments for the contractual term of the mortgage note in sufficient amounts to fully amortize principal by maturity although certain fixed rate mortgage loans provide for a large final “balloon” payment upon maturity.

CMOs are issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or other assets (“Mortgage Assets”) underlying the CMOs may cause some or all of the class of CMOs to be retired substantially earlier than their final distribution dates. Generally interest is paid or accrued on all classes of CMOs on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

The BBB Bond Fund may invest in stripped Mortgage-Backed U.S. Government securities (“SMBS”). SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving all of the interest from the Mortgage Assets, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the BBB Bond Fund may fail to fully recover its initial investment in these securities. Certain SMBS may not be readily marketable and will be considered illiquid for purposes of the BBB Bond Fund’s limitation on investments in illiquid securities. Whether SMBS are liquid or illiquid will be determined in accordance with guidelines established by the Trust's Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yield on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

B-14

Mortgage loans are subject to a variety of state and federal regulations designed to protect mortgagors, which may impair the ability of the mortgage lender to enforce its rights under the mortgage documents. These regulations include legal restraints on foreclosures, homeowner rights of redemption after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on enforcement of mortgage loan “due on sale” clauses and state usury laws. Even though the BBB Bond Fund will invest in Mortgage-Backed Securities which are U.S. Government securities, these regulations may adversely affect the BBB Bond Fund’s investments by delaying the Fund’s receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

Foreign Securities

The BBB Bond Fund may not invest more than 30% of its total assets in securities of foreign issuers. There are risks in investing in foreign securities. Foreign economies may differ from the U.S. economy; individual foreign companies may differ from domestic companies in the same industry; foreign currencies may be stronger or weaker than the U.S. dollar.

An investment may be affected by changes in currency rates and in exchange control regulations, and the BBB Bond Fund may incur transaction costs in exchanging currencies. For example, at times when the assets of the Fund are invested in securities denominated in foreign currencies, investors can expect that the value of such investments will tend to increase when the value of the U.S. dollar is decreasing against such currencies. Conversely, a tendency toward a decline in the value of such investments can be expected when the value of the U.S. dollar is increasing against such currencies.

Foreign companies or entities are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers. There is frequently less government regulation of broker-dealers and issuers than in the United States. The costs associated with securities transactions are generally higher than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

Most foreign securities owned by the BBB Bond Fund are held by foreign subcustodians that satisfy certain eligibility requirements. However, foreign subcustodian arrangements are significantly more expensive than domestic custody. In addition, foreign settlement of securities transactions is subject to local law and custom that is not, generally, as well established or as reliable as U.S. regulation and custom applicable to settlements of securities transactions and, accordingly, there is generally perceived to be a greater risk of loss in connection with securities transactions in many foreign countries.

The BBB Bond Fund may invest in securities of companies or entities in countries with emerging economies or securities markets (“Emerging Markets”). Investment in Emerging Markets involves risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many Emerging Markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the investments of the BBB Bond Fund and the availability to the Fund of additional investments in such Emerging Markets. The small size and inexperience of the securities markets in certain Emerging Markets and the limited volume of trading in securities in those markets may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

B-15

To manage the currency risk accompanying investments in foreign securities and to facilities the purchase and sale of foreign securities, the Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (“forward foreign currency” contracts or “forward” contracts).

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security (“transaction hedging”). By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign currency involved in the underlying security transaction, the Fund can protect itself against a possible loss, resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which the payment is made or received.

When the Adviser believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of the portfolio securities of the BBB Bond Fund denominated in such foreign currency (“position hedging”). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s securities or other assets denominated in that currency. Under normal circumstances, the Adviser considers the long-term prospects for a particular currency and incorporates the prospect into its overall long-term diversification strategies. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

At the maturity of a forward contract, the Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.

If the Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency. Should forward prices decline during the period when the Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

B-16

Shareholders should note that: (1) foreign currency hedge transactions do not protect against or eliminate fluctuations in the prices of particular portfolio securities (i.e., if the price of such securities declines due to an issuer’s deteriorating credit situation); and (2) it is impossible to forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, the PIA Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the Fund’s securities is less than the amount of the foreign currency upon expiration of the contract. Conversely, the Fund may have to sell some of its foreign currency received upon the sale of a portfolio security if the market value of the Fund’s securities exceeds the amount of foreign currency the Fund is obligated to deliver. The Fund’s dealings in forward foreign currency exchange contracts will be limited to the transactions described above.

Although the BBB Bond Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

The BBB Bond Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency and the purchaser of a currency put obtains the right to sell the underlying currency.

Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund’s investments. A currency hedge, for example, should protect a Yen-dominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Fund’s foreign-denominated investments change in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value for the Fund’s investments exactly over time.

High Yield and Other Securities

The BBB Bond Fund may invest in debt securities, including bonds and debentures (which are long-term) and notes (which may be short or long-term). These debt securities may be rated investment grade by Standard & Poor’s Corporation (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”). The BBB Bond Fund will invest primarily in securities rated BBB by Standard & Poor’s or Baa by Moody’s. Securities rated BBB by Standard & Poor’s or Baa by Moody’s, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions. The BBB Bond Fund may invest in securities with one rating at or above investment grade. The securities held by the BBB Bond Fund may have their ratings downgraded below investment grade. The Fund will sell securities downgraded below investment grade within a reasonable time. Investments in high yield securities (i.e., less than investment grade), while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal. Lower-grade obligations are commonly referred to as “junk bonds.” Market prices of high-yield, lower-grade obligations may fluctuate more than market prices of higher-rated securities. Lower grade, fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.

B-17

The high yield market at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on high yield securities and their markets, as well as on the ability of securities’ issuers to repay principal and interest. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security owned by the BBB Bond Fund defaults, the BBB Bond Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of the market prices of high yield securities and the BBB Bond Fund’s net asset value. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and therefore tend to be more volatile than the market prices of securities which pay interest periodically and in cash.

Certain securities held by the BBB Bond Fund including high yield securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the BBB Bond Fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield security’s value will decrease in a rising interest rate market, as will the value of the BBB Bond Fund's net assets.

The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the BBB Bond Fund to value accurately high yield securities or dispose of them. To the extent the BBB Bond Fund owns illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

B-18

Special tax considerations are associated with high yield bonds structured as zero coupon or pay-in-kind securities. The BBB Bond Fund will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. Further, the BBB Bond Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, the BBB Bond Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser monitors the issuers of securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the BBB Bond Fund can meet redemption requests. To the extent that the BBB Bond Fund has investments in high yield securities, the achievement of its investment objective may be more dependent on the Adviser’s credit analysis than would be the case for higher quality bonds. It is a non-fundamental policy of the BBB Bond Fund to sell securities with no rating at or above investment grade in an orderly manner.

When Issued and Delayed-Delivery Securities

To ensure the availability of suitable securities for their portfolios, the BBB Bond Fund may purchase when-issued or delayed delivery securities. When-issued transactions arise when securities are purchased by the BBB Bond Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. When-issued securities represent securities that have been authorized but not yet issued. The BBB Bond Fund may also purchase securities on a forward commitment or delayed delivery basis. In a forward commitment transaction, the BBB Bond Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. The BBB Bond Fund is required to hold and maintain until the settlement date, cash or other liquid assets in an amount sufficient to meet the purchase price. Alternatively, the BBB Bond Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the BBB Bond Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, it may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.

The BBB Bond Fund may enter into mortgage “dollar rolls” in which the Fund sells Mortgage-Backed Securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the BBB Bond Fund forgoes principal and interest paid on the Mortgage-Backed Securities. The BBB Bond Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The BBB Bond Fund will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security.

B-19

Portfolio Turnover

The portfolio turnover of the BBB Bond Fund may vary significantly from year to year, but as indicated in the Prospectus the Fund’s annual portfolio turnover rate is expected to be less than 100%. High portfolio turnover (100% or more) would result in the BBB Bond Fund incurring more transaction costs such as mark-ups or mark-downs. Payment of these transaction costs could reduce the BBB Bond Fund's total return. High portfolio turnover could also result in the payment by the BBB Bond Fund's shareholders of increased taxes on realized gains. The Predecessor Fund’s portfolio turnover rate for the fiscal year ended November 30, 2004 and 2003 was as follows:

Portfolio Turnover Rate

	2004	2003
Predecessor Fund		87%

Investment Restrictions

The Trust has adopted the following restrictions applicable to the Fund as fundamental policies, which may not be changed without the approval of the holders of a “majority,” as defined in the Investment Company Act of 1940 (the “1940 Act”), of the shares of the Fund as to which the policy change is being sought. Under the 1940 Act, approval of the holders of a “majority” of the Fund’s outstanding voting securities means the favorable vote of the holders of the lesser of (i) 67% of its shares represented at a meeting at which more than 50% of its outstanding shares are represented or (ii) more than 50% of its outstanding shares.

The Fund may not purchase any security, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”), if as a result more than 5% of such Fund’s total assets (taken at current value) would then be invested in securities of a single issuer.

The Fund may not:

1.	Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan.

2.	Borrow (for temporary or emergency purposes and not for the purpose of leveraging its investments) in an amount exceeding 33 1/3% of the value of its total assets, and, in the event that market conditions or other factors result in the Fund’s borrowed amounts exceeding 33 1/3% of its assets (including amounts borrowed), the Fund will reduce the amount of its borrowing to an extent and in such a manner required by the 1940 Act.

3.	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities.

4.	Invest 25% or more of the value of its net assets in the securities of companies engaged in any one industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies).

B-20

5.	Issue senior securities, such as shares having priority over other shares as to the payment of dividends, or as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures, currency contract or repurchase transactions.

6.	Purchase or sell real estate; however, a Fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts.

7.	Act as an underwriter except to the extent a Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

The Fund observes the following policies, which are deemed non-fundamental and which may be changed without shareholder vote. The Fund may not:

1.	Invest, in the aggregate, more than 15% of its net assets in securities that are illiquid.

2.	Purchase more than 3% of any other investment company’s voting securities or make any other investment in other investment companies except as permitted by the 1940 Act.

3.	Make any change in its investment policy of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first providing the Fund’s shareholders with at least 60 days’ prior notice.

Except with respect to borrowing and illiquid securities, if a percentage restriction described in the Prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.

In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of the BBB Bond Fund to normally invest 80% of the value of its net assets, plus borrowings for investment purposes, in the particular type of investments suggested by the Fund's name. If the Board of Trustees determines to change this non-fundamental policy for the BBB Bond Fund, the BBB Bond Fund will provide 60 days prior notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written disclosure document containing the following prominent statement in bold-type: “Important Notice Regarding Change in Investment Policy.” If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

MANAGEMENT
The overall management of the business and affairs of the Trust is vested with its Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives, strategies, and policies and to general supervision by the Board.

The Trustees and officers of the Trust, their birth dates and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

B-21

Name, Address and Age	Position with The Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held
Independent Trustees
Walter E. Auch* (born 1921) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since February 1997.	Management Consultant.	4	Director, Nicholas-Applegate Funds, Citigroup Funds, Pimco Advisors LLP, Senele Group and UBS Management.
Donald E. O’Connor* (born 1936) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since February 1997.	Financial Consultant; formerly Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January 1997).	4	Independent Director, The Forward Funds.
George T. Wofford III* (born 1939) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since February 1997.	Senior Vice President, Information Services, Federal Home Loan Bank of San Francisco.	4	None.
James Clayburn LaForce* (born 1928) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since May 2002.	Dean Emeritus, John E. Anderson Graduate School of Management, University of California, Los Angeles.	4	Director, The Payden & Rygel Investment Group, The Metzler/Payden Investment Group, BlackRock Funds, Arena Pharmaceuticals, Cancervax.
George J. Rebhan* (born 1934) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) from 1985 to 1993.	4	Trustee, E*TRADE Funds.

B-22

Name, Address and Age	Position with The Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held

Interested Trustee of the Trust
Eric M. Banhazl** (born 1957) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since February 1997.	Senior Vice President, U.S. Bancorp Fund Services, LLC since July 2001; Treasurer, Guinness Atkinson Funds; formerly, Executive Vice President, Investment Company Administration, LLC; (“ICA”) (mutual fund administrator and the Fund’s former administrator).	4	None.
Officers of the Trust
Eric M. Banhazl (see above)	President (Interested Trustee - see above.)	Indefinite term since February 1997.	See Above.	4	See Above.
Douglas G. Hess (born 1967) 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite term since June 2003.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC since March 1997.	4	None.
Rodney A. DeWalt (born 1967) 615 East Michigan St. Milwaukee, WI 53202	Secretary	Indefinite term since December 2003.	Legal and Compliance Administrator, U.S. Bancorp Fund Services, LLC since January 2003. Thrivent Financial for Lutherans from 2000 to 2003, Attorney Private Practice 1997 to 2000.	4	None.

B-23

Name, Address and Age	Position with The Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held

Robert M. Slotky (born 1947) 2020 E. Financial Way, Suite 100 Glendora, CA	Vice President, Chief Compliance Officer	Indefinite term since September 2004	Vice President, U.S. Bancorp Fund Services, LLC since July 2001, formerly Senior Vice President, ICA (May 1997 - July 2001).	4	None.

*	Denotes those Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act.
**
Denotes Trustee who is an “interested person” of the Trust under the 1940 Act. Mr. Banhazl is an interested person of the Trust by virtue of his position as President of the Trust. He is also an officer of U.S. Bancorp Fund Services, LLC, the administrator for the Fund.

***	The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund and other series of the Trust managed by the Adviser

Compensation

During the past fiscal year, each Independent Trustee received $18,000 per year in fees, plus $500 for each special meeting attended and is reimbursed for expenses. This amount is allocated among each of the series comprising the Trust. In an effort to meet the industry’s best practice standard, the Board recently reviewed trustee compensation. Effective April 1, 2004, the independent trustees receive an annual trustee fee of $28,000 per year with no additional fee for special meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation From the Trust[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees[2]
Independent Trustees
Walter E. Auch, Trustee	$	None	None	$
Donald E. O’Connor, Trustee	$	None	None	$
George T. Wofford III, Trustee	$	None	None	$
James Clayburn LaForce, Trustee	$	None	None	$
George J. Rebhan, Trustee	$	None	None	$

[1]	For the fiscal year ended November 30, 2004.
[2]	There are currently numerous portfolios comprising the Trust. For the fiscal year ended November 30, 2004, trustees fees and expenses in the amount of $____ were allocated to the Fund.

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Board Committees

The Trust has four standing committees: The Audit Committee, the Nominating Committee, the Qualified Legal Compliance Committee and the Valuation Committee. The Audit Committee is comprised of all of the Independent Trustees. It does not include any interested Trustees. The Audit Committee typically meets once per year with respect to the various series of the Trust. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or a Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting. The Audit Committee has not met with respect to the Fund.

The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Nominating Committee has not yet met with respect to the Fund. The Independent Trustees comprise the Nominating Committee.

As of September 11, 2003, the Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). The QLCC meets as needed. The QLCC has not yet met with respect to the Fund.

The Trust’s Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of at least one representative from the Administrator’s staff who is knowledgeable about the Fund and at least one Trustee. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board of Trustees. The Valuation Committee meets as needed. The Valuation Committee has not met with respect to the Fund.

Fund Shares Beneficially Owned by Trustees. As of December 31, 2004, no Trustee, including the Independent Trustees, beneficially owned shares of the Fund.

Name of Trustee	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Walter E. Auch, Independent Trustee	None	None
Eric M. Banhazl, Interested Trustee	None	None
Donald E. O’Connor, Independent Trustee	None	None
George T. Wofford III, Independent Trustee	None	None
James Clayburn LaForce, Independent Trustee	None	None
George J. Rebhan, Independent Trustee	None	None

B-25

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

As of __________________________, the following shareholders were considered to be either a control person or principal shareholder of the Predecessor Fund:

Name and Address	Number of Shares	% Ownership	Type of Ownership
Citigroup Global Markets, Inc. 333 West 34th Street, 3rd Floor New York, New York 10001%			Record
Pershing LLC P.O. Box 2052 Jersey City, New Jersey 07303%			Record
State Street Bank State of Hawaii Employee Retirement Sys Boston, MA 02111-2900%			Record

As of ________________________, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund. Furthermore as of December 31, 2004, neither the Trustees who are “not interested” persons of the Fund, as that term is defined in the 1940 Act, nor members of their immediate family, own securities beneficially or of record in the Adviser, the Distributor or an affiliate of the Adviser or Distributor. Accordingly, neither the Trustees who are “not interested” persons of the Fund nor members of their immediate family, have direct or indirect interest, the value of which exceeds $60,000, in the Adviser, the Distributor or any of their affiliates.

Code of Ethics

The Trust and the Adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.

THE ADVISER

The Adviser, Pacific Income Advisers, Inc., is the investment adviser to the BBB Bond Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Joseph Lloyd McAdams, Jr. and Heather U. Baines collectively control the Adviser due to their ownership of a majority of the outstanding stock of the Adviser. Subject to such policies as the Board may determine, the Adviser is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments.

B-26

After the initial two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days’, nor less than 30 days’, written notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser on not more than 60 days’, nor less than 30 days’, written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In approving the Advisory Agreement on behalf of the Fund at a meeting of the Board on September 9, 2004, the full Board, including the Independent Trustees, took into consideration, among other things: (a) the nature and quality of the services to be provided by the Adviser to the Fund; (b) the appropriateness of the fees paid to be by the Fund to the Adviser; (c) the level of Fund expenses; (d) the reasonableness of the potential profitability of the Advisory Agreement to the Adviser; and (e) the nature of the Predecessor Fund’s investments. Among other items, the Board of Trustees also reviewed and considered: (1) a report on the Fund’s advisory fee structure; (2) a report comparing (i) the management fee fo the Fund to that of comparable funds, and (ii) the estimated expenses for the fund to those of its peer group; (3) a report comparing the Fund’s fees to Lipper averages and (4) a summary of the Fund’s critical policies, including code of ethics. Specifically, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act, the Board noted, among other things, that the advisory fees to be paid by the Fund and the proposed expenses of the Fund were reasonable and generally consistent in relation to the relevant peer groups and that the Adviser’s brokerage practices were reasonably efficient. The Board also noted that (a) the Adviser’s staff provided quality investment service to the other similar funds; (b) the Adviser would provide the Fund with a reasonable potential for profitability and (c) that the nature of the Adviser’s investments was acceptable. The Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund.

Based on their review, the Board concluded that the Adviser had the capabilities, resources and personnel necessary to manage the Fund. The Board also concluded that based on the services to be provided by the Adviser to the Fund and the estimated expenses to be incurred by the Adviser in the performance of such services, the compensation to be paid to the Adviser was fair and equitable for the Fund.

In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of the Fund’s average daily net assets specified in the Prospectus. Under the current Advisory Agreement applicable to the BBB Bond Fund, the Adviser is not paid a fee. Only investment advisory clients of the Adviser are eligible to invest in the BBB Bond Fund. These clients pay the Adviser an investment advisory fee to manage their assets, including assets invested in the BBB Bond Fund.

B-27

The Adviser has voluntarily agreed to reimburse the BBB Bond Fund for an indefinite period to the extent necessary to permit the Fund to maintain a voluntary expense limitation of 0.00%. The Adviser may discontinue reimbursing the BBB Bond Fund as long as it provides shareholders of the Fund with written notice six months in advance. The Adviser may not recoup expense reimbursements in future periods. Expense reimbursement obligations are calculated daily and paid monthly, at an annual rate expressed as a percentage of the BBB Bond Fund's average daily net assets.

The Adviser voluntarily agreed to reimburse the Predecessor Fund to the extent necessary to permit the Fund to maintain a voluntary expense limitation of 0.00% until November 30, 2004. As a result of expense limitation, the following reimbursements were made by the Adviser to the Predecessor Fund:

FiscalYear End	Reimbursements
2004
2003	$80,747

[insert portfolio manager table here]

ADMINISTRATOR

Pursuant to an Administration Agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202 (the “Administrator”), acts as administrator for the Fund. The Administrator provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, the Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

During the fiscal years ended November 30, 2004 and 2003, the Predecessor Fund paid UMB Fund Services, Inc., the Predecessor Fund’s administrator $______________ and $10,747, respectively, for administration and fund accounting services.

THE DISTRIBUTOR

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Syndicated Capital, Inc., an affiliate of the Adviser, 1299 Ocean Avenue, Suite 210, Santa Monica, California, 90401 (the “Distributor”), pursuant to which the Distributor acts as the Funds’ distributor, provides certain administration services and promotes and arranges for the sale of the Fund’s shares. The offering of the Fund’s shares is continuous.

B-28

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Funds’ outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

SERVICE PROVIDERS
U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202 (the “Administrator”), provides administrative services to the Fund pursuant to an Administration Agreement. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; prepare all required notice filings necessary to maintain the Fund’s ability to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund’s servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Fund’s daily expense accruals; and perform such additional services as may be agreed upon by the Fund and the Administrator. U.S. Bancorp Fund Services, LLC also serves as fund accountant, transfer agent and dividend disbursing agent under separate agreements.

U.S. Bank, National Association, located at 425 Walnut St., Cincinnati, Ohio, 45202, acts as custodian (“Custodian”) of the securities and other assets of the Fund. The Administrator also acts as the Fund’s transfer and shareholder service agent. The Custodian and Transfer Agent do not participate in decisions relating to the purchase and sale of securities by the Fund. The Administrator and Custodian are affiliated entities under the common control of U.S. Bancorp.

Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania, 19103 is the independent registered public accounting firm for the Fund whose services include auditing the Fund’s financial statements and the performance of related tax services.

Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24th floor, San Francisco, California, 94105, is counsel to the Trust and provides counsel on legal matters relating to the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. The Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

B-29

In placing portfolio transactions, the Adviser will use its reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved and the firm’s risk in positioning a block of securities. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research, as it is defined in Section 28(e) of the Securities Exchange Act of 1934 and statistical information to the Adviser that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services.  The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to policies developed by the Board and to rules adopted by the NASD and SEC. The Adviser is also a registered broker-dealer and may place portfolio transactions for the Fund with its own registered representatives.

While it is the Fund’s general policy to seek first to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Fund. Additionally, the Adviser may direct transactions to a broker-dealer with which it has an affiliation.

Investment decisions for the Fund are made independently from those of other client accounts that may be managed or advised by the Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client accounts in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seeks to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

B-30

The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers solely for selling shares of the Fund, although the Fund may consider the sale of shares as a factor in allocating brokerage. However, as stated above, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers.

Syndicated Capital, Inc. is the affiliated broker through which the Adviser may direct brokerage, but only if it reasonably believes the commissions and transaction quality are comparable to that available from other brokers. Syndicated Capital, Inc. when acting as a broker for the BBB Bond Fund in any of its portfolio transactions executed on a securities exchange of which it is a member, will act in accordance with regulations adopted by the Securities and Exchange Commission under Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges. The Distributor is wholly-owned by Joseph Lloyd McAdams, Jr.

The Predecessor Fund did not pay any brokerage commissions during the fiscal year ended November 30, 2004.

PORTFOLIO HOLDINGS INFORMATION

The Adviser and the Fund maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies have been approved by the Board of Trustees of the Fund. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time rating and ranking organizations such as Standard & Poor’s and Morningstar, Inc. may request complete portfolio holdings information in connection with rating the Fund. Similarly, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Fund’s portfolio along with related performance attribution statistics. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least five to ten business days, as described above. In addition, the Trust’s Chief Compliance Officer or appropriate officers of the Trust, may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times to rating agencies and to pension plan sponsors and/or their consultants, provided that (1) the recipient is subject to a confidentiality agreement, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Fund and will not use the information to facilitate or assist in any investment program, and (3) the recipient will not provide access to third parties to this information.

In addition, the Fund’s fund administrator, fund accountant, custodian, and transfer agent may receive portfolio holdings information in connection with their services to the Fund. In no event shall the Adviser, its affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

B-31

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental and regulatory personnel) requires that the approval of the Trust’s Chief Compliance Officer. The Chief Compliance Officer or designated officer of the Trust will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of the Fund and its shareholders and if no material conflict of interest exists regarding such disclosure between shareholders interest and those of the Adviser, Distributor or any affiliated person of the Fund. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio holdings information. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purpose for which it is furnished.

NET ASSET VALUE

The net asset value of the BBB Bond Fund will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Eve and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of interests in the Fund outstanding at such time, as shown below:

Net Assets	=	Net Asset Value per share
Shares Outstanding

An example of how the Predecessor Fund calculated the net asset value per share as of November 30, 2004 is as follows:

$	=	$

In determining the net asset value of the BBB Bond Fund's shares, common stocks that are listed on national securities exchanges are valued at the last sale price as of the close of trading, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Unlisted securities held by the BBB Bond Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Options traded on national securities exchanges are valued at the average of the closing quoted bid and asked prices on such exchanges and Debt Futures and options thereon, which are traded on commodities exchanges, are valued at their last sale price as of the close of such commodities exchanges.

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When the BBB Bond Fund writes a call or a put, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent amount is included in the liability section. This amount is “marked-to-market” to reflect the current market value of the call or put. If a call the BBB Bond Fund wrote is exercised, the proceeds it receives on the sale of the related investment by it are increased by the amount of the premium it received. If a put the BBB Bond Fund wrote is exercised, the amount it pays to purchase the related investment is decreased by the amount of the premium received. If a call the BBB Bond Fund purchased is exercised by it, the amount it pays to purchase the related investment is increased by the amount of the premium it paid. If a put the BBB Bond Fund purchased is exercised by it, the amount it receives on its sale of the related investment is reduced by the amount of the premium it paid. If a call or put written by the BBB Bond Fund expires, it has a gain in the amount of the premium; if the BBB Bond Fund enters into a closing transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

Generally, U.S. Government securities and other fixed income securities complete trading at various times prior to the close of the New York Stock Exchange. For purposes of computing net asset value, the BBB Bond Fund uses the market value of such securities as of the time their trading day ends. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange, which events will not be reflected in the computation of the BBB Bond Fund's net asset value. It is currently the policy of the BBB Bond Fund that events affecting the valuation of Fund securities occurring between such times and the close of the New York Stock Exchange, if material, may be reflected in such net asset value.

The BBB Bond Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the BBB Bond Fund not reasonably practicable.
PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of a Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

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The Adviser has retained Proxy Voter Services, an independent proxy voting service and a division of Institutional Shareholder Services (“ISS”), to assist it in analyzing specific proxy votes with respect to securities held by the BBB Bond Fund and to handle the mechanical aspects of casting votes. The Adviser places substantial reliance on ISS’ analyses and recommendations and generally will give instructions to ISS to vote proxies in accordance with ISS' recommendations. The ISS proxy voting guidelines are attached as Appendix B.

Conflict of Interest. If the Adviser determines that voting a particular proxy would create a conflict of interest between the interests of the Fund and its shareholders on the one hand and the interests of the Adviser or any affiliate of the Adviser on the other hand, then the Adviser will vote the securities in accordance with ISS' recommendations.

Proxy Voting Records. The Trust is required to disclose annually the BBB Bond Fund’s complete proxy voting records on Form N-PX. Form N-PX is available upon request by calling 1-800-251-1970. The BBB Bond Fund’s Form N-PX for the period ended June 30, 2004 was filed by PIA Mutual Fund, Investment Company No. 811-04010. The Form N-PX of the BBB Bond Fund is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

TAXES

General

The Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The discussion that follows is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their tax advisers for a complete review of the tax ramifications of an investment in the Funds.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such that Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders in a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on that Fund’s net investment income or net realized gains in their individual capacities. Distributions to shareholders, whether from that Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of that Fund.

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Dividends from a Fund’s net investment income, including short-term capital gains, are taxable to shareholders as ordinary income, while distributions of net capital gains are taxable as long-term capital gains regardless of the shareholder's holding period for the shares. Such dividends and distributions are taxable to shareholders whether received in cash or in additional shares. The 70% dividends-received deduction for corporations will apply to dividends from a Fund's net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the distributions of net investment company taxable income made by the Fund. Since all or substantially all of the income of the BBB Bond Fund is derived from interest payments to it, none of the dividends of the BBB Bond Fund will qualify for the deduction.

Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

At November 30, 2003, the BBB Bond Fund had accumulated capital loss carryforwards of $1,199 which expire in the year 2011.

Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the shareholder’s holding period for the shares. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

Rule 17a-7 Transactions

The Fund has adopted procedures pursuant to Rule 17a-7 under the 1940 Act pursuant to which the Fund may effect a purchase and sale transaction with an affiliated person of the Fund (or an affiliated person of such an affiliated person) in which the Fund issues its shares in exchange for securities which are permitted investments for the Fund. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in accordance with Rule 17a-7. Certain of the transactions may be tax-free with the result that the Fund acquires unrealized appreciation. Most Rule 17a-7 transactions will not be tax-free.

Taxation of Hedging Instruments

If a call option written by a Fund expires, the amount of the premium received by the Fund for the option will be short-term capital gain. If a Fund enters into a closing transaction with respect to the option, any gain or loss realized by a Fund as a result of the transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund’s holding period for the underlying security or futures contract, and the amount of the premium received will be added to the proceeds of sale for purposes of determining the amount of the capital gain or loss.

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With respect to call options purchased by a Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund’s holding period for the call option. If such a call option is exercised, the amount paid by a Fund for the option will be added to the basis of the security or futures contract so acquired.

Gains and losses resulting from the expiration, exercise or closing of futures contracts will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter “blended gain or loss”) for determining the character of distributions. In addition, futures contracts held by a Fund on the last day of a fiscal year will be treated as sold for market value (“marked to market”) on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. The realized gain or loss on the ultimate disposition of the futures contract will be increased or decreased to take into consideration the prior marked to market gains and losses.

Each Fund may acquire put options. Under the Code, put options on securities are taxed similar to short sales. If a Fund owns the underlying security or acquires the underlying security before closing the option position, the option positions may be subject to certain modified short sale rules. If a Fund exercises or allows a put option to expire, the Fund will be considered to have closed a short sale. A Fund will generally have a short-term gain or loss on the closing of an option position. The determination of the length of the holding period is dependent on the holding period of the security used to exercise that put option. If a Fund sells the put option without exercising it, its holding period will be the holding period of the option.

Back-up Withholding

Federal law requires the Funds to withhold 30% of a shareholder’s reportable payments (which include dividends, capital gains distributions and redemption proceeds) for shareholders who have not properly certified that the Social Security or other Taxpayer Identification Number they provide is correct and that the shareholder is not subject to back-up withholding.

GENERAL INFORMATION

Advisors Series Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of numerous series of shares of beneficial interest, par value of 0.01 per share. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

With respect to the Fund, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Fund has only one class of shares.

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The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants.  The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

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CALCULATION OF PERFORMANCE DATA

The Fund will calculate its performance in accordance with the following formulas:

Yield

The yield calculation reflected in the Prospectus is based on a hypothetical account having a balance of exactly one share of a Fund at the beginning of the seven-day period. The base period return is the net change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes. Yield will vary as interest rates and other conditions change. Yields also depend on the quality, length of maturity and type of instruments held and operating expenses of the Fund.

Effective yield is computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

Effective yield = [(base period return + 1) 365/7] - l

The tax equivalent yield of a fund is computed by dividing that portion of the yield of the fund (computed as described above) that is tax-exempt by an amount equal to one minus the stated federal income tax rate (normally assumed to be the maximum applicable marginal tax bracket rate) and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt.

The Fund’s quotations of average annual total return (after taxes on distributions) and average annual total return (after taxes on distributions and redemptions) are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Average Annual Total Return

Average annual total return quotations used in the Fund’s Prospectus are calculated according to the following formula:

P(1 + T)n = ERV

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ERV” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

Under the foregoing formula, the time periods used in the prospectus will be based on rolling calendar quarters. Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

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Average Annual Total Return (after Taxes on Distributions):

The Fund’s quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

P(1 + T)n = ATVD

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ATVD” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by the Adviser.

Average Annual Total Return (after Taxes on Distributions and Redemptions):

The Fund’s quotations of average annual total return (after taxes on distributions and redemption) are calculated according to the following formula:

P(1 + T)n = ATVDR

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ATVDR” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by the Adviser.

FINANCIAL STATEMENTS

The annual report to shareholders for the Predecessor Fund for the fiscal year ended November 30, 2004 is a separate document supplied with this SAI, and the financial statements, accompanying notes and reports of independent registered public accounting firm appearing therein are incorporated by reference into this SAI.

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APPENDIX A
Description of Ratings

Moody’s Investors Service, Inc.: Bond Ratings

Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s applies numerical modifiers “1”, “2” and “3” to both the Aaa and Aa rating classifications. The modifier “1” indicates that the security ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor’s Ratings Group: Bond Ratings

AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

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Commercial Paper Ratings

Moody’s commercial paper ratings are assessments of the issuer’s ability to repay punctually promissory obligations. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

An S&P commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.

Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers “1”, “2” and “3” to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A “+” designation is applied to those issues rated “A-1” which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation “A-2” is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation “A-3” have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

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APPENDIX B

ISS’ Proxy Guidelines. The following is a summary of the material terms of ISS’ U.S. Proxy Voting Policy Statement & Guidelines:

Voting on Director Nominees in Uncontested Elections. Votes concerning the entire board of directors are examined using the following five factors:

1.	Poor long-term corporate performance record relative to its peer index and S&P 500;

2.	Lack of majority of independent directors or independence of the full board and key board committees (fully independent audit, compensation, and nominating committees);

3.	Diversity of board;

4.	Executive compensation (excessive salaries/bonuses/pensions, history of repricing underwater stock options, imprudent use of company resources, misallocation of corporate assets, etc.); and

5.	Failure of the board to properly respond to majority votes on shareholder proposals.

Votes on individual director nominees are made on a case-by-case basis. Votes on individual directors are examined using the following eight factors:

1.	Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation;

2.	Lack of independence on key board committees (i.e. audit, compensation, and nominating committees);

3.	Failure to establish any key board committees (i.e. audit, compensation, or nominating);

4.	Directors serving on an excessive number of other boards which could compromise their duties of care and loyalty;

5.	Chapter 7 bankruptcy, SEC violations, and criminal investigations;

6.	Interlocking directorships;

7.	Performance of compensation committee members related to egregious executive compensation; and

8.	Performance of audit committee members concerning excessive non-audit fees and the presence of auditor ratification upon the proxy ballot.

Voting for Director Nominees in Contested Elections. Competing slates will be evaluated on a case-by-case basis with a number of considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company.

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Votes in a contested election of directors are evaluated on a case-by-case basis with the following seven factors in consideration:

1.	Long-term financial performance of the target company relative to its industry;

2.	Management’s historical track record;

3.	Background to the proxy contest;

4.	Qualifications of director nominees (both slates);

5.	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals in these proposals are realistic, achievable, demonstrable and viable under the current conditions by which the company operates;

6.	Equity ownership positions; and

7.	Total impact on all stakeholders.

Proposals Respecting CEO Serving as Chairman. Generally, votes are withheld from a CEO who is also serving in the role of chairman at the same company. Generally, shareholder proposals calling for the separation of the CEO and chairman positions are supported, as are shareholder proposals calling for a non-executive director to serve as chairman who is not a former CEO or senior-level executive of the company.

Proposals Respecting Independent Directors. Generally, shareholder proposals that request that the board be comprised of a majority of independent directors are supported. Votes are cast in favor of shareholder proposals requesting that the key board committees (i.e., audit, compensation and/or nominating) include independent directors exclusively. Votes are cast in opposition of boards with a majority insider board composition.

Proposals Respecting Director Diversity. Proposals respecting the following are supported:

1.	Proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors are supported.

2.	Proposals seeking the endorsement of a policy of board inclusiveness.

3.	Proposals requiring the reporting to shareholders on a company’s efforts to increase diversity on their boards.

4.	Proposals Respecting Stock Ownership Requirements. Votes are cast against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director nominee or to remain on the board.

Proposals Respecting Board Structure. Votes are cast against classified boards when the issue comes up for vote.

Proposals Respecting Term Limits for Office. Generally, votes are cast against shareholder proposals to limit the tenure of outside directors.

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Proposals Respecting Cumulative Voting. Votes are cast against proposals to eliminate cumulative voting. Votes are cast in favor of proposals to permit cumulative voting.

Proposals Respecting Director and Officer Indemnification and Liability Protection. Votes are cast against proposals to limit or eliminate entirely director and officer liability in regards to: (1) breach of the director’s fiduciary “duty of loyalty” to shareholders; (2) acts or omissions not made in “good faith” or involving intentional misconduct or knowledge of violations under the law; (3) acts involving the unlawful purchases or redemptions of stock; (4) payment of unlawful dividends; or (5) use of the position as director for receipt of improper personal benefits.

Proposals Respecting Indemnification. Votes are cast against indemnification proposals that would expand individual coverage beyond ordinary legal expenses to also cover specific acts of negligence which exceed the standard of mere carelessness that is regularly covered in board fiduciary indemnification. Votes are cast in favor of only those proposals which provide expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and (2) only if the director’s legal expenses would be covered.

Proposals Respecting Poison Pills. Votes are cast in favor of shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Proposals to redeem a company’s poison pill and proposals to ratify a poison pill are reviewed on a case-by-case basis. Votes should be withheld from any board where a dead-hand poison pill provision is in place.

Proposals Respecting Greenmail. Votes are cast in favor of proposals to adopt an anti-greenmail provision in charter or bylaws that would restrict a company’s ability to make greenmail payments to certain shareholders. All anti-greenmail proposals are reviewed on a case-by-case basis when they are presented as bundled items with other charter or bylaw amendments.

Proposals Respecting Shareholder Ability to Remove Directors. Votes are cast against proposals that provide that directors may be removed only for cause. Votes are cast in favor of proposals which seek to restore the authority of shareholders to remove directors with or without cause. Votes are cast against proposals that provide only continuing directors may elect replacements to fill board vacancies. Votes are cast in favor of proposals that permit shareholders to elect directors to fill board vacancies.

Proposals Respecting Shareholder Ability to Alter the Size of the Board. Votes are cast in favor of proposals that seek to fix the size of the board. Votes are cast against proposals that give management the ability to alter the size of the board without shareholder approval.

Proposals Respecting Auditor Ratification. Votes are cast in favor of proposals to ratify auditors when the amount of audit fees is equal to or greater than three times the amount paid for consulting, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; or (2) there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position. Votes are cast against proposals to ratify auditors when the amount of audit fees is less than three times greater than that for consulting fees. Votes are withheld from Audit Committee members in cases where consulting fees exceed audit fees. Generally, shareholder proposals to ensure auditor independence through measures such as mandatory auditor rotation (no less than every five years) or prohibiting companies from buying consulting services from their auditor are supported.

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Proposals Respecting Mergers. Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

1.	Impact of the merger on shareholder value;

2.	Anticipated financial and operating benefits realizable through combined synergies;

3.	Offer price (cost vs. premium);

4.	Financial viability of the combined companies as a single entity;

5.	Was the deal put together in good faith? Were negotiations carried out at arm’s length? Was any portion of the process tainted by possible conflicts of interest?;

6.	Fairness opinion (or lack thereof); changes in corporate governance and their impact on shareholder rights; and

7.	Impact on community stakeholders and employees in both workforces.

Proposals Respecting Fair Price Provisions. Votes are cast in favor of fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares. Votes are cast in favor of shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Proposals Respecting Corporate Restructuring. Votes concerning corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, are considered on a case-by-case basis.

Proposals Respecting Appraisal Rights. Votes are cast in favor of proposals to restore or provide shareholders with the right of appraisal.

Proposals Respecting Spin-offs. Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Proposals Respecting Asset Sales. Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Proposals Respecting Liquidations. Votes on liquidations are made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Proposals Respecting Changing Corporate Name. Votes are cast in favor of changing the corporate name in all instances if proposed and supported by management.

Proposals Respecting Confidential Voting. Votes are cast in favor of shareholder proposals that request corporations to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Votes are cast in favor of management proposals to adopt confidential voting procedures.

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Proposals Respecting Shareholder Ability to Call Special Meetings. Votes are cast against proposals to restrict or prohibit shareholder ability to call special meetings. Votes are cast in favor of proposals that remove restrictions on the right of shareholders to act independently of management.

Proposals Respecting Shareholder Ability to Act by Written Consent. Votes are cast against proposals to restrict or prohibit shareholder ability to take action by written consent. Votes are cast in favor of proposals to allow or make easier shareholder action by written consent.

Proposals Respecting Equal Access. Votes are cast in favor of shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Proposals Respecting Unequal Voting Rights. Votes are cast in favor of resolutions that seek to maintain or convert to a one share, one vote capital structure. Votes are cast against requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

Proposals Respecting Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws. Votes are cast against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Votes are cast against management proposals seeking to lower supermajority shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments. Votes are cast in favor of shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Proposals Respecting Supermajority Shareholder Vote Requirement to Approve Mergers. Votes are cast against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Votes are cast in favor of shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Proposals Respecting Reimbursement of Proxy Solicitation Expenses. Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

Proposals Respecting Common Stock Authorization. Management proposals requesting shareholder approval to increase authorized common stock are supported when management provides persuasive justification for the increase. These proposals are evaluated on a case-by-case basis when the company intends to use the additional stock to implement a poison pill or other takeover defense. The amount of additional stock requested in comparison to the requests of the company’s peers as well as the company’s articulated reason for the increase are examined. Votes are cast against proposed common stock authorizations that increase the existing authorization by more than 50 percent unless a clear need for the excess shares is presented by the company.

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Proposals Respecting Reverse Stock Splits. Management proposals to implement a reverse stock split are reviewed on a case-by-case basis, taking into account whether there is a corresponding proportional decrease in authorized shares. Generally, a reverse stock split is supported if management provides a reasonable justification for the split and reduces authorized shares accordingly.

Proposals Respecting Blank Check Preferred Authorization. Votes are cast in favor of proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights. Proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend, distribution, and other rights are reviewed on a case-by-case basis. Proposals to increase the number of authorized blank check preferred shares are reviewed on a case-by-case basis. If the company does not have any preferred shares outstanding, the requested increase will be voted against. Votes are cast in favor of shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Proposals Respecting Adjustments to the Par Value of Common Stock. Votes are cast in favor of management proposals to reduce the par value of common stock.

Proposals Respecting Preemptive Rights. Proposals to create or abolish preemptive rights are reviewed on a case-by-case basis.

Proposals Respecting Debt Restructuring. Proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are reviewed on a case-by-case basis. The following issues are considered:

1.	Dilution: How much will ownership interests of existing shareholders be reduced and how extreme will dilution to any future earnings be?

2.	Change in Control: Will the transaction result in a change-in-control of the company?

3.	Bankruptcy: How real is the threat of bankruptcy? Is bankruptcy the main factor driving the debt restructuring? Would the restructuring result in severe loss to shareholder value?

4.	Possible self-dealings.

Proposals Respecting Stock Option Plans. Option plans that provide legitimately challenging performance targets that serve to truly motivate executives in the pursuit of excellent performance are supported. Likewise, plans that offer unreasonable benefits to executives that are not available to any other shareholders are opposed. ISS will consider whether the proposed plan is being offered at fair market value or at a discount; whether the plan excessively dilutes the earnings per share of the outstanding shares; and whether the plan gives management the ability to replace or reprice “underwater” options. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price. ISS will also consider any other features of the plan that may not be in shareholders’ best interest.

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In general, executive and director compensation plans are reviewed on a case-by-case basis. When evaluating executive and director compensation matters, the following three elements are reviewed:

1.	Dilution: Votes are cast against plans in which the potential voting power dilution of all shares outstanding exceeds 12 percent.

2.	Full market value: Awards must be granted at 100 percent of fair market value on the date of grant. However, in instances when a plan is open to broad-based employee participation and excludes the five most highly compensated employees, ISS accepts a 15 percent discount.

3.	Repricing: Votes are cast against plans if the company’s policy permits repricing of “underwater” options or if the company has a history of repricing past options.

Proposals Respecting Stock Option Expensing. Shareholder resolutions calling for stock option grants to be treated as an expense for accounting and earnings calculation purposes are supported.

Proposals Respecting Internal Revenue Code-Related Compensation Proposals. Votes are cast in favor of amendments that place a cap on annual grants or amend administrative features. Votes are cast in favor of plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants that any one participant may receive in order to comply with the provisions of Section 162(m) of Internal Revenue Code.

Proposals Respecting Amendments to Add Performance-Based Goals. Votes are cast in favor of amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

Proposals Respecting Amendments to Increase Shares and Retain Tax Deductions. Amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Proposals Respecting Approval of Cash or Cash-and-Stock Bonus Plans. Generally, votes are cast against cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code if the plan provides for awards to individual participants in excess of $2 million a year. Votes are cast against plans that are deemed to be “excessive” because they are not justified by performance measures.

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Proposals Respecting Performance Based Options. Generally, votes are cast in favor of shareholder proposals that seek to provide for performance based options such as indexed and/or premium priced options.

Shareholder Proposals to Limit Executive and Director Pay. Generally, votes are cast in favor of shareholder proposals that seek additional disclosure of executive and director pay information. Generally, votes are cast in favor of shareholder proposals that seek to eliminate outside directors’ retirement benefits. All other shareholder proposals that seek to limit executive and director pay are reviewed on a case-by-case basis.

Proposals Respecting Golden and Tin Parachutes. Votes are cast in favor of shareholder proposals to have all golden and tin parachute agreements submitted for shareholder ratification. Generally, votes are cast against all proposals to ratify golden parachutes. Votes respecting tin parachutes are made on a case-by-case basis.

Proposals Respecting Employee Stock Ownership Plans. Votes are cast in favor of proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed “excessive” (i.e., generally greater than five percent of outstanding shares).

Proposals Respecting Voting on State Takeover Statutes. ISS reviews on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). ISS generally supports opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders.

Proposals Respecting Offshore Reincorporations & Tax Havens. For a company that seeks to reincorporate, ISS evaluates the merits of the move on a case-by-case basis, taking into consideration the company's strategic rationale for the move, the potential economic ramifications, potential tax benefits, and any corporate governance changes that may impact shareholders. When reviewing a proposed offshore move, ISS will consider the following factors:

1.	Legal recourse for U.S. stockholders of the new company and the enforcement of legal judgments against the company under the U.S. securities laws;

2.	The transparency (or lack thereof) of the new locale's legal system;

3.	Adoption of any shareholder-unfriendly corporate law provisions;

4.	Actual, qualified tax benefits;

5.	Potential for accounting manipulations and/or discrepancies;

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6.	Any pending U.S. legislation concerning offshore companies; and

7.	Prospects of reputational harm and potential damage to brand name via increased media coverage concerning corporate expatriation.

ISS will generally support shareholder requests calling for “expatriate” companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.

Proposals Respecting Social and Environmental Issues. In general, ISS supports social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value. In most cases, ISS will support proposals that ask for disclosure reporting of additional information that is not available outside the company and that is not proprietary in nature. In determining how to vote on social, workplace, environmental, and other related proposals, ISS specifically analyzes the following factors:

1.	Whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

2.	Percentage of sales, assets, and earnings affected;

3.	Degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

4.	Whether the issues presented should be dealt with through government or company-specific action;

5.	Whether the company has already responded in some appropriate manner to the request embodied in a proposal;

6.	Whether the company’s analysis and voting recommendation to shareholders is persuasive;

7.	What its industry peers have done in response to the issue;

8.	Whether the proposal itself is well framed and reasonable;

9.	Whether implementation of the proposal would achieve the objectives sought in the proposal; and

10.	Whether the subject of the proposal is best left to the discretion of the board.

In general, ISS supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations. ISS will evaluate proposals requesting the company to cease taking certain actions that the proponent believes is harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request.

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Proposals Respecting Special Policy Review and Shareholder Advisory Committees. ISS supports these proposals when they appear to offer a potentially effective method for enhancing shareholder value.

Proposals Respecting Military Sales. Generally, ISS supports reports on foreign military sales and economic conversion of facilities. Generally, votes are cast against proposals asking a company to develop specific military contracting criteria.

Proposals Respecting Political Contributions Reporting. ISS supports proposals affirming political non-partisanship, proposals requiring the reporting of political and political action committee and proposals requiring the establishment of corporate political contributions guidelines and reporting provisions.

Proposals Respecting Equal Employment Opportunity and Other Work Place Practice Reporting Issues. Votes are cast in favor of proposals calling for action on equal employment opportunity and anti-discrimination. Votes are cast in favor of legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that affect long-term corporate performance. Votes are cast in favor of non-discrimination in salary, wages, and all benefits.

Proposals Respecting High-Performance Workplace. Generally, ISS supports proposals that incorporate high-performance workplace standards.

Proposals Respecting Non-Discrimination in Retirement Benefits. ISS supports proposals that require non-discrimination in retirement benefits.

Proposals Respecting Fair Lending. ISS supports proposals requiring compliance with fair-lending laws and proposals that require reporting on overall lending policies and data.

Proposals Respecting CERES Principles. ISS supports proposals that improve a company’s public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage. Votes are cast in favor of the adoption of the CERES Principles. Votes are cast in favor of adoption of reports to shareholders on environmental issues.

Proposals Respecting MacBride Principles. ISS supports proposals respecting the adoptions of the MacBride Principles for operations in Northern Ireland where the proposals request that the company abide by equal employment opportunity policies.

Proposals Respecting Contract Supplier Standards. ISS will generally support proposals that:

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1.	Seek publication of a “Worker Code of Conduct” to the company’s foreign suppliers and licensees, requiring they satisfy all applicable labor standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, right to collectively bargain, and other rights.

2.	Request a report summarizing the company’s current practices for enforcement of its Worker Code of Conduct.

3.	Establishes independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Worker Code of Conduct.

4.	Create incentives to encourage suppliers to raise standards rather than terminate contracts. Implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees.

5.	Request public disclosure of contract supplier reviews on a regular basis.

6.	Adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced or child labor, or that fail to comply with applicable laws protecting employees' wages and working conditions.

Proposals Respecting Corporate Conduct, Human Rights, and Labor Codes. ISS generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights.

Proposals Respecting International Operations. ISS generally supports shareholder proposals which call for a report on the company’s core business policies and procedures of its operations outside the United States. Generally, ISS supports proposals asking for policy clarification and reporting on foreign-related matters that can materially impact the company’s short and long-term bottom-line.

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PROSPECTUS
March 30, 2005

PIA Short-Term Government Securities Fund

PIA Total Return Bond Fund

PIA Equity Fund

(Collectively,
The PIA Funds)

The PIA Funds are three mutual funds in the PIA Mutual Fund family. Pacific Income Advisers, Inc. is the adviser to the Funds and each is a series of the Advisors Series Trust.

Please read this Prospectus and keep it for future reference.
It contains important information, including information on how the PIA Funds invest and the services they offer to shareholders.

The Securities and Exchange Commission has not Approved or Disapproved these Securities or Determined if this Prospectus is Accurate or Complete. Any Representation to the Contrary is a Criminal Offense.

Pacific Income Advisers, Inc.
1299 Ocean Avenue, Suite 210
Santa Monica, California 90401
1-800-251-1970

The PIA Funds are distributed by Syndicated Capital, Inc.

1

Questions Every Investor Should Ask Before Investing In The PIA Funds	3

Fees And Expenses	9

Investment Objective, Strategies And Risks	10

Management Of The Funds	13

The Funds’ Share Price	14

Purchasing Shares	14

Redeeming Shares	17

Dividends, Distributions And Taxes	21

Financial Highlights	22

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QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE INVESTING IN THE PIA FUNDS

1.  What are the Funds’ Goals?

PIA Short-Term Government Securities Fund
The Short-Term Government Fund seeks a high level of current income, consistent with low volatility of principal through investing in short-term, adjustable rate and floating rate securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

PIA Total Return Bond Fund
The Total Return Bond Fund seeks to maximize total return through investing in bonds, while minimizing risk as compared to the market. Total return may include income and appreciation of bond prices resulting from changes in interest rates and/or bond spreads.

PIA Equity Fund
The Equity Fund seeks long-term growth of capital. The PIA Equity Fund primarily invests in common stocks of U.S. companies.

2.  What are the Funds’ Principal Investment Strategies?

PIA Short-Term Government Securities Fund and PIA Total Return Bond Fund
Each of the Short-Term Government Fund and the Total Return Bond Fund invests primarily in debt securities, although they differ significantly in the types of debt securities in which they primarily invest. The table below illustrates the differences between these Funds.

	Short-Term Government Fund	Total Return Bond Fund
1. Is investing in U.S. Government securities a primary investment strategy?	Yes	Yes

2. Is investing in debt securities issued by non-U.S. government entities a primary investment strategy?	No	Yes

3. Is investing in mortgage-backed or asset-backed securities a primary investment strategy?	Yes	Yes

The Short-Term Government Fund and the Total Return Bond Fund also differ in the credit quality of the securities in which they invest. The Short-Term Government Fund primarily invests in U.S. Government securities but may also invest in securities rated A or better by a nationally recognized rating agency. The Total Return Bond Fund may invest in securities rated less than A, including up to 10% of its assets in securities rated BB, Ba or B by a nationally recognized rating agency.

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The weighted average duration of the portfolios of the Short-Term Government Fund and the Total Return Bond Fund will differ. Duration is a measure of a debt security’s price sensitivity. Higher duration indicates bonds are more sensitive to interest rate changes. Bonds with shorter duration reduce risk associated with interest rates. Duration takes into account a debt security’s cash flows over time including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. The weighted average duration of the portfolios of the Short-Term Government Fund and the Total Return Bond Fund will range as follows:

	Short End	Long End
Short-Term Government Fund	6 months	3 years
Total Return Bond Fund	1 year	10 years

In selecting investments for the Short-Term Government Fund and the Total Return Bond Fund, the investment adviser primarily will consider credit quality, duration and yield. The investment adviser actively trades each Fund’s portfolio. Each Fund’s annual portfolio turnover rate may exceed 100%.

PIA Equity Fund
The Equity Fund primarily invests in common stocks of U.S. companies. The Fund may invest in foreign securities but will not invest more than 10% of its total assets in such securities.  The Equity Fund invests in common stocks of issuers that its investment adviser anticipates will have high earnings growth rates. These stocks may exhibit some or all of the following characteristics:

•  relative price earnings ratio less than that anticipated in the future
•  relative dividend yield greater than that anticipated in the future
•  increasing returns on equity
•  increasing operating margins
•  below average debt to equity ratio

The Equity Fund’s investment adviser actively trades its portfolio. The Equity Fund’s annual portfolio turnover rate may exceed 100%.

3.  What are the Principal Risks in Investing in the Funds?

PIA Short-Term Government Securities Fund and PIA Total Return Bond Fund
Investors in the Short-Term Government Fund and the Total Return Bond Fund may lose money. There are risks associated with investments in the types of securities in which the Funds invest. These risks include:

•	Market Risk: The prices of the securities in which the Funds invest may decline for a number of reasons.

•	Interest Rate Risk: In general, the value of bonds and other debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. There have been extended periods of increases in interest rates that have caused significant declines in bond prices.

•	Credit Risk: The issuers of the bonds and other debt securities held by the Funds may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

•	Prepayment Risk: Issuers of securities held by a Fund may be able to prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the duration of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities.

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•	Risks Associated with Mortgage-Backed Securities: These include Market Risk, Interest Risk, Credit Risk, Prepayment Risk as well as the risk that the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

•	Liquidity Risk: Low or lack of trading volume may make it difficult to sell securities held by the Funds at quoted market prices.

•	Non-diversification Risk: The Total Return Bond Fund is a non-diversified investment company. As such it will invest in fewer securities than diversified investment companies and its performance may be more volatile. If the securities in which the Total Return Bond Fund invests perform poorly, the Fund could incur greater losses than it would had it invested in a greater number of securities.

•	High Portfolio Turnover Risk: High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) which the Funds must pay and increased realized gains (or losses) to investors. Distributions to shareholders of short-term gains are taxed as ordinary income under federal income tax laws.

Because of these risks prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the PIA Short-Term Government Securities Fund or the PIA Total Return Bond Fund.

PIA Equity Fund
Investors in the Equity Fund may lose money. There are risks associated with investments in the types of securities in which the Fund invests. These risks include:

•	Market Risk: The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

•	Smaller Capitalization Companies Risk: Smaller capitalization companies (i.e., companies with a market capitalization of $4 billion or less) typically have relatively lower revenues, limited product lines, lack of management depth and a smaller share of the market for their products or services than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for the investment adviser to sell stocks of smaller capitalization companies at quoted market prices. Finally there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

•	Non-diversification Risk: The Equity Fund is a non-diversified investment company. As such it will invest in fewer securities than diversified investment companies and its performance may be more volatile. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it invested in a greater number of securities.

•	High Portfolio Turnover Risk: High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of short-term gains are taxed as ordinary income under federal income tax laws.

Because of these risks the PIA Equity Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the PIA Equity Fund.

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4.  Performance Information
The PIA Short-Term Government Securities Fund (the “Predecessor PIA Short-Term Government Securities Fund”) the PIA Total Return Bond Fund (the “Predecessor Total Return Bond Fund”) and the PIA Equity Fund (the “Predecessor PIA Equity Fund”) began operations on April 22, 1994, September 1, 1998 and December 13, 1996, respectively, as mutual funds organized as a series of PIA Mutual Funds, a Massachusetts business trust, (together, the “Predecessor Funds”), recently reorganized into PIA Short-Term Government Securities Fund, PIA Total Return Bond Fund, and PIA Equity Fund, respectively, newly formed series of Advisors Series Trust (the “Trust”). The PIA Funds have each adopted an investment objective and investment strategies and policies identical as those of the Predecessor Funds.

The bar charts and tables that follow provide some indication of the risks of investing in the PIA Funds by showing changes in the Funds’ and the Predecessor Funds’ performance from year to year and how their average annual returns over various periods compare to the performance of the Lehman Brothers 1-3 Year U.S. Government Bond Index and the Merrill Lynch 1 Year Treasury Note Index with respect to the Short-Term Government Fund, the Lehman Brothers Government/Credit Bond Index and the Lehman Brothers Aggregate Bond Index with respect to the Total Return Bond Fund, and the S&P 500 and the S&P SmallCap 600 Index with respect to the Equity Fund. Please remember that a Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. The Funds may perform better or worse in the future.

_______________
Note:	During the 10-year period shown on the bar chart, the Predecessor Fund’s highest total return for a quarter was 3.24% (quarter ended September 30, 1998) and the lowest total return for a quarter was 0.11% (quarter ended June 30, 1999).

Average Annual Total Returns (for the periods ending December 31, 2004)	Past Year	Past 5 Years	Since the inception date of the Fund (April 22, 1994)
PIA Short-Term Government Securities Fund
Return before taxes	%	%	%
Return after taxes on distributions(1)%		%	%
Return after taxes on distributions and
sale of Fund shares(1)%		%	%
Lehman Brothers 1-3 Year U.S. Government Bond Index(2)(3)%		%	%(4)
Merrill Lynch 1 Year Treasury Note Index(2)(5)%		%	%

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(1)	The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Predecessor Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its return after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.
(2)	Reflects no deduction for fees, expenses and taxes.
(3)	The Lehman Brothers 1-3 Year U.S. Government Bond Index is an unmanaged index consisting of all U.S. Treasury and agency bonds having an effective maturity of not less than one year or more than three years weighted according to market capitalization.
(4)	The performance shown is for the period April 29, 1994 through December 31, 2003.
(5)	The Merrill Lynch 1 Year Treasury Note Index is an unmanaged index that tracks the performance of U.S. Treasury Notes with maturities of approximately one year.

_______________
Note:	During the six-year period shown on the bar chart, the Fund’s highest total return for a quarter was 4.46% (quarter ended September 30, 2001) and the lowest total return for a quarter was -1.02% (quarter ended June 30, 1999).

Average Annual Total Returns (for the periods ending December 31, 2004)	Past Year	Past 5 Years	Since the inception date of the Fund (September 1, 1998)
PIA Total Return Bond Fund
Return before taxes	%	%	%
Return after taxes on distributions(1)%		%	%
Return after taxes on distributions and
sale of Fund shares(1)%		%	%
Lehman Brothers Government/Credit Bond Index(2)(3)%		%	%
Lehman Brothers Aggregate Bond Index(2)(4)%		%	%

_______________
(1)	The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its return after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

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(2)	Reflects no deduction for fees, expenses and taxes.
(3)	The Lehman Brothers Government/Credit Bond Index is an unmanaged index consisting of U.S. Treasury and agency bonds and publicly issued US corporate and foreign debentures and secured notes that are rated investment grade.
(4)	The Lehman Brothers Aggregate Bond Index is an unmanaged index that covers the investment grade fixed rate bond market with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The issues must be rated investment grade, be publicly traded, and meet certain maturity and issue size requirements.

_______________
Note:	During the eight-year period shown on the bar chart, the Fund’s highest total return for a quarter was 34.45% (quarter ended December 31, 1999) and the lowest total return for a quarter was -20.88% (quarter ended September 30, 2002).

Average Annual Total Returns (for the periods ending December 31, 2004)	Past Year	Past 5 Years	Since December 13, 1996(1)
PIA Equity Fund(2)
Return before taxes	%	%	%
Return after taxes on distributions(3)%		%	%
Return after taxes on distributions and
sale of Fund shares(3)%		%	%
S&P 500(4)(5)%		%	%
S&P SmallCap 600 Index(4)(6)%		%	%

_______________
(1)	The Predecessor Fund’s investment adviser, Pacific Income Advisers, Inc., became investment adviser on this date. The Predecessor Fund commenced operations on April 1, 1992 as the Monitrend Growth Fund.
(2)	These results do not reflect the maximum sales charge of 4.50% that was in effect until March 29, 2004.
(3)	The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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(4)	Reflects no deduction for fees, expenses and taxes.
(5)	The S&P 500 is the Standard & Poor’s Composite Index of 500 stocks, a widely recognized unmanaged index of common stock prices.
(6)	The S&P SmallCap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization.

FEES AND EXPENSES
The table below describes the fees and expenses that you may pay if you buy and hold shares of the PIA Funds.

SHAREHOLDER FEES
(fees paid directly from your investment)
	Short-Term Government Fund	Total Return Bond Fund	Equity Fund
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of offering price)	No Sales Charge	No Sales Charge	No Sales Charge
Maximum Deferred Sales Charge (Load)	No Deferred Sales Charge	No Deferred Sales Charge	No Deferred Sales Charge
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
And Distributions	No Sales Charge	No Sales Charge	No Sales Charge
Redemption Fee	None	None	None
Exchange Fee	None	None	None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees	0.20%	0.30%	1.00%
Distribution and/or Service (12b-1) Fees	0.10%	0.10%	0.50%
Other Expense[1]	0.30%	0.38%	3.40%
Total Annual Fund Operating Expenses[2]	0.60%[2]	0.78%[2]	4.90%[2]

_______________
[1]	Expense information reflects estimated expenses for the current year.
[2]
Expense reimbursements. The investment adviser, Pacific Income Advisers, Inc., has agreed to voluntarily reimburse each of the Funds to the extent necessary to limit Total Annual Operating Expenses for the Short-Term Government Fund, Total Return Bond Fund and Equity Fund to an annual rate of 0.35%, 0.50% and 2.50%, respectively. Pacific Income Advisers, Inc. has agreed to reimburse each of the Funds indefinitely to the extent necessary to limit Total Annual Operating Expenses to the amounts stated below. Pacific Income Advisers, Inc. may discontinue reimbursing the PIA Funds at any time. With the voluntary reimbursement, the net fund operating expenses were:

Fund	Amount
Predecessor Short-Term Government Fund	0.35%
Predecessor Total Return Bond Fund	0.50%
Predecessor Equity Fund	2.50%

EXAMPLE

This example is intended to help you compare the cost of investing in the PIA Funds with the cost of investing in other mutual funds.

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The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10Years
Short-Term Government Fund	$ 61	$ 192	$ 335	$ 750
Total Return Bond Fund	$ 80	$ 249	$ 433	$ 966
Equity Fund	$490	$1,472	$2,456	$4,925

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

PIA SHORT-TERM GOVERNMENT SECURITIES FUND AND PIA TOTAL RETURN BOND FUND

The Short-Term Government Fund seeks a high level of current income, consistent with low volatility of principal through investing in short-term adjustable rate and floating rate securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. government securities”). This Fund normally will invest at least 80% of its net assets in short-term U.S. government securities and adjustable rate and floating rate U.S. government securities having a duration of less than 3 years. This non-fundamental policy may only be changed upon 60 days’ prior notice to shareholders. The Total Return Bond Fund seeks to maximize total return through investing in bonds, while minimizing risk as compared to the market. This Fund normally will invest at least 80% of its net assets in “bonds”. Both Funds consider a “bond” to be any debt instrument other than a money market debt instrument. Neither Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in either Fund might not earn income and investors could lose money.

How We Invest Our Assets - First We Target Portfolio Duration

In assembling each Fund’s portfolio, our Adviser first determines a target duration for each Fund. Duration is a measure of a debt security’s price sensitivity. Duration takes into account a debt security’s cash flows over time including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. The following are examples of the relationship between a bond’s maturity and its duration. A 5% coupon bond having a ten-year maturity will have a duration of approximately 7.5 years. Similarly, a 5% coupon bond having a three-year maturity will have a duration of approximately 2.6 years. The weighted average duration of the Short-Term Government Fund will range from 6 months to 3 years and the weighted average duration of the Total Return Bond Fund will range from 1 year to 10 years. The actual duration for each Fund will depend on our Adviser’s outlook on the shape of the yield curve of fixed income securities. Our Adviser, Pacific Income Advisers, Inc., maintains a database of historical yield curve shapes and has developed a methodology of analyzing these shapes. It believes that deviations from the normal yield curve, which from time to time happen, provide investors with the opportunity to achieve above average returns on a risk-adjusted basis. When a deviation from the normal yield curve occurs, our Adviser will have the Funds invest in those securities which it believes will experience the largest declines in relative yield when the yield curves “spring back” to a more normal shape. For example:

•	When the yield curve is relatively steep, our Adviser will tend to increase the Funds’ weighted average duration;

and

•	When the yield curve is flat or inverted, our Adviser will tend to decrease the Funds’ weighted average duration.

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How We Invest our Assets - Next We Allocate Among Asset Classes

PIA Short-Term Government Securities Fund

The Short-Term Government Fund primarily invests in two broad asset classes, Mortgage-Backed Securities issued or guaranteed by the U.S. government or its agencies and instrumentalities and other U.S. government securities. Our Adviser will allocate the Fund’s assets between these broad asset classes depending on the relative investment attractiveness of these classes. Among the U.S. Government securities that the Fund may purchase are “Mortgage-Backed Securities” of the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), the Federal Home Loan Mortgage Association (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”). Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States.  Our Adviser may also invest a small portion of this Fund’s assets in securities rated A or better by a nationally recognized rating agency when the difference in yield between similar government and non-government securities is high.

PIA Total Return Bond Fund

The Total Return Bond Fund primarily invests in three broad asset classes, U.S. Treasury securities, Mortgage-Backed Securities and investment grade debt securities. Again our Adviser will allocate the Fund’s assets between these broad asset classes depending on the relative investment attractiveness of these classes. The Fund will not invest in other classes of debt securities unless our Adviser believes that on a risk adjusted basis other asset classes are more attractive. For example the Fund may invest a small portion (up to 10%) of its assets in debt securities rated less than investment grade.

In determining the relative investment attractiveness of a broad asset class, the Adviser considers risk as well as yield. Usually investing in securities with a high yield involves more risk of loss than investing in securities with a low yield. The two principal components of risk of a debt security are duration and credit quality.

How We Invest Our Assets - Finally We Select Individual Securities

After having determined the target duration and allocation among asset classes, our Adviser looks for the most attractive yields in the various asset classes. Within each of the broad asset classes, there are numerous sectors. For a number of reasons securities of one sector may have higher or lower yields, on a risk-adjusted basis, than securities of another sector. Our Adviser will attempt to take advantage of the yield differentials among sectors.
Portfolio Turnover

Our Adviser actively trades each Fund’s portfolio. It does so to take advantage of the inefficiencies of the markets for debt securities. Each Fund’s annual portfolio turnover rate may exceed 100%. (Generally speaking, a turnover rate of 100% occurs when a Fund replaces securities valued at 100% of its average net assets within a one-year period.) Higher portfolio turnover (100% or more) will result in a Fund incurring more transaction costs such as mark-ups or mark-downs. Payment of these transaction costs reduces total return. Higher portfolio turnover could result in the payment by a Fund’s shareholders of increased taxes on realized gains. Distributions to a Fund’s shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

Risks

There are a number of risks associated with the various securities in which these Funds will at times invest. These include:

•	Risks associated with adjustable rate and floating rate securities. Although adjustable and floating rate debt securities tend to be less volatile than fixed-rate debt securities, they nevertheless fluctuate in value. A sudden and extreme increase in prevailing interest rates may cause adjustable and fixed-rate debt securities to decline in value because:

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•	there may be a time lag between the increases in market rates and an increase in the interest paid on the adjustable or floating rate security
•	there may be limitations on the permitted increases in the interest paid on adjustable or floating rate security so that the interest paid does not keep pace with increases in market interest rates
•	the duration of adjustable rate securities which are Mortgage-Backed Securities may increase because of slowing of prepayments causing investors to consider these securities to be longer term securities.

•	Risks associated with Zero Coupon U.S. Treasury Securities. Zero coupon U.S. Treasury securities are U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury. Zero coupon U.S. Treasury securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently.

•	Risks associated with High Yield Securities. The Total Return Bond Fund may invest in high yield securities. High yield securities (or “junk bonds”) provide greater income and opportunity for gains than higher-rated securities but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally thinner and less active than the market for higher quality securities. This may limit the ability of the Total Return Bond Fund to sell high yield securities at the prices at which they are being valued for purposes of calculating net asset value.

PIA EQUITY FUND

The Equity Fund seeks long-term growth of capital. This Fund normally will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. This non-fundamental policy may only be changed upon 60 days’ prior notice to shareholders. Please remember that an investment objective is not a guarantee. An investment in the Equity Fund might not appreciate and investors may lose money.

The Equity Fund may, in response to adverse markets, economic, political or other conditions, take temporary defensive positions. This means the Equity Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Equity Fund will not be able to achieve its investment objective of capital appreciation to the extent that it invests in money market instruments since these securities earn interest, but do not appreciate in value. Even when the Equity Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

How We Invest Our Assets

In investing the Equity Fund’s assets, our Adviser looks for seasoned smaller companies having a market capitalization of $4 billion or less. Our Adviser is a “bottom up” investor. This means it bases investment decisions on company specific factors. Our Adviser looks for stocks that it believes will have earnings which grow at a higher than average rate. These stocks may exhibit some or all of the following characteristics: • relative price earnings ratio less than that anticipated in the future • relative dividend yield greater than anticipated in the future • increasing returns on equity • increasing operating margins • below average debt to equity ratio.

Our Adviser may invest in stocks in any industry. The Equity Fund sells stocks when our Adviser believes that either the stock’s price reflects the company’s longer term earnings prospects or the longer term fundamentals of the company are likely to deteriorate.

Portfolio Turnover

Our Adviser actively trades the Equity Fund’s portfolio. The Equity Fund’s annual portfolio turnover rate may exceed 100%. (Generally speaking, a turnover rate of 100% occurs when the Equity Fund replaces securities valued at 100% of its average net assets within a one-year period.) Higher portfolio turnover (100% or more) will result in the Equity Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of these transaction costs reduces total return. Higher portfolio turnover could result in the payment by the Equity Fund’s shareholders of increased taxes on realized gains. Distributions to the Equity Fund’s shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

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Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information. Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports will be available by contacting PIA Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling 1-800-251-1970.

MANAGEMENT OF THE FUNDS

Adviser
Pacific Income Advisers, Inc. (the “Adviser”), 1299 Ocean Avenue, Suite 210, Santa Monica, California, 90401 is the investment adviser to each of the PIA Funds.

The Statement of Additional Information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Adviser has been in business since 1987. As the investment adviser to each Fund, the Adviser manages the investment portfolio for the Fund. It makes the decisions as to which securities to buy and which securities to sell. Each Fund pays the Adviser an annual investment advisory fee equal to the following percentages of average net assets:

PIA Short-Term Government Securities Fund	0.20%
PIA Total Return Bond Fund	0.30%
PIA Equity Fund	1.00%

The investment advisory fee paid by the PIA Equity Fund is lower at various asset levels. The day-to-day management of each Fund’s portfolio is conducted by separate committees of employees of the Adviser. The following individuals are primarily responsible for the management of the Funds.

[insert information on the top five employees that manage the Funds]

Distribution Fees

Each of the PIA Funds has adopted a Distribution Plan and Agreement under Rule 12b-1 under the Investment Company Act of 1940. This Plan allows each Fund to use part of its assets (up to 0.10% of the Short-Term Government Fund’s and Total Return Bond Fund’s average daily net assets and up to 0.50% of the Equity Fund’s average daily net assets) to pay sales, distribution and other fees for the sale of their shares and for services provided to investors. Because these fees are paid out of a Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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THE FUNDS’ SHARE PRICE

The price at which investors purchase and redeem shares of each Fund is called its net asset value. Each Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds at their amortized cost. Each Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined later that day. It will process purchase orders that it receives and accepts and redemption orders that it receives after the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.

PURCHASING SHARES

How to Purchase Shares from the Funds

1.  Read this Prospectus carefully.
2.  Determine how much you want to invest keeping in mind the following minimums:
a.     New accounts
Individual Retirement Accounts and qualified retirement plans     $100
Automatic Investment Plan             $100
All other accounts                              $1,000
b.     Existing accounts
Dividend reinvestment                                                                                   No Minimum
All accounts  $50

3.	Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, prepare a brief letter stating the registration of your account, the name of the Fund and your account number. If you have any questions, please call 1-800-251-1970.

4.         Investing directly by mail or by overnight delivery. If you do not have a broker or your broker is not familiar with the Fund, you may invest directly by mail. You may obtain an application by contacting the call center at 1-800-251-1970. Simply mail the Account Application and mail it with a check (made payable to the PIA Funds) to the Funds' Transfer Agent, U.S. Bancorp Fund Services, LLC, at the address below.

The Funds will not accept payment in cash, including cashier’s check or money orders, unless the cashier’s checks or money orders are in excess of $10,000. Also, to prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

If your check is returned for any reason, a $25 fee will be assessed against your account. You will also be responsible for any losses suffered by the Funds as a result.

In compliance with the USA PATRIOT Act of 2001, please note that the Funds' Transfer Agent will verify certain information on your account application as part of the Funds' Anti-Money Laundering Program. As requested on the application, you should provide your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Funds' Transfer Agent at 1-800-251-1970 if you need additional assistance when completing your application.

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If we do not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

5.          Send the application and check to:
By Regular Mail:
PIA Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

By Overnight Delivery:
PIA Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

6.         Investing by wire. If you are making your first investment in the Funds, before you wire funds, the Transfer Agent must have a completed Account Application. You can mail or overnight deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account is established, you may instruct your bank to send the wire. Your bank must include both the name of the Fund you are purchasing and your name so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

U.S. Bank, National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
A/C #112-952-137
FFC: PIA Fund
Shareholder Registration
Shareholder Account Number (if known)

If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions. If you have questions about how to invest by wire, you may call the Transfer Agent at 1-800-251-1970. Your bank may charge you a fee for sending a wire to the Fund.

Subsequent Investments

You may purchase additional shares of the Funds through your broker. You can also send a check, with the stub from an account statement, to the Funds at the address noted above under “How to Purchase Shares from the Fund.” Please also write your account number on the check. If you do not have a stub from an account statement, you can write your name, address and account number on a separate piece of paper and enclose it with your check. If you want to send additional money for investment by wire, it is important for you to call the Funds at 1-800-251-1970. You may also make additional purchases through an investment broker or dealer, as described above.

Purchasing Shares from Broker-Dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser.

15

The Funds may enter into agreements with broker-dealers, financial institutions or other service providers
(“Servicing Agents”) that may include the Funds as an investment alternative in the programs they offer or administer. Servicing agents may:

1.	Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds’ minimum purchase requirement.

2	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

3.	Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

4.	Be authorized to accept purchase orders on behalf of the Funds (and designate other Servicing Agents to accept purchase orders on the Funds’ behalf). This means that a Fund will process the purchase order at the net asset value which is determined following the Servicing Agent’s (or its designee’s) acceptance of the customer’s order.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

Automatic Investment Plan (AIP) Information

The Funds offer an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. There is a maximum purchase amount of $50,000 per fund per day by ACH (Automated Clearing House).

•	Automatic purchases of fund shares can be made for as little as $50 per month.

•	You may elect to have your automatic purchase made on the 5th or the 20th of each month. If these dates fall on a weekend or legal holiday, purchases will be made on the following business day.

•	The Funds do not currently charge a fee for an Automatic Investment Plan, however, the Funds may charge a $25 fee if the automatic investment cannot be made for any reason.

•	If you redeem an account with an AIP to a zero balance, the plan will be discontinued.

•	Your AIP will be terminated in the event two successive mailings we make to you are returned to us by the U.S. Post Office as undeliverable. If this occurs, you must call or write us to reinstate your AIP. Any changes to the plan upon reinstatement will require a Medallion signature guarantee.

Other Information about Purchasing Shares of the Funds

Please note that your application will be returned if any information is missing.

The Funds may reject any share purchase application for any reason. Shares of the PIA Funds are generally available in all states.

The Funds will send investors a written confirmation for all purchases of shares.

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The Funds offer the following retirement plans:
•	Traditional IRA
•	Roth IRA

Investors can obtain further information about the IRAs by calling the Funds at 1-800-251-1970. The Funds recommend that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them.

REDEEMING SHARES

How to Redeem (Sell) Shares by Mail

1.	You or your Servicing Agent have the right to redeem all or any portion of your shares of the Funds at their net asset value on each day the NYSE is open for trading.

Before selling recently purchased shares, please not that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date.

Redemptions Through Servicing Agents

If you own your shares through a Servicing Agent, you will have to contact your Servicing Agent to redeem your shares. The net asset value for a repurchase is that next calculated after receipt of the order from the Servicing Agent. The Servicing Agent is responsible for forwarding any documents required in connection with a redemption, including a signature guarantee, and the Funds may cancel the order if these documents are not received promptly. Your Servicing Agent may charge you a fee for handling your redemption transaction.

Redemptions for Direct Accounts

If you own your shares directly in your name through the Funds' Transfer Agent, you may redeem your shares by simply sending a written request to the Funds. You should give your account number and state whether you want all or part of your shares redeemed.

The letter should be signed by all of the shareholders whose names appear on the account registration and sent to:

By Regular Mail:
PIA Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

By Overnight Delivery:
PIA Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

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3.  Signature Guarantee.

A signature guarantee of each owner is required to redeem shares in the following situations:

•	If ownership is changed on your account.
•	When redemption proceeds are sent to a different address than that registered on the account.
•	If the proceeds are to be made payable to someone other than the account owner(s).
•	Any redemption transmitted by federal wire transfer to a bank other than the bank of record.
•	If a change of address request has been received by the transfer agent within the last 15 days.
•	For all redemptions of $50,000 or more from any shareholder account.

Shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature(s) by an eligible institution acceptable to the Fund’s transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. A notary public cannot provide a signature guarantee.

4.     Send the letter of instruction to:
PIA Mutual Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

How to Redeem (Sell) Shares by Telephone

Redemptions by telephone. If you have completed the Redemption by Telephone portion of the Account Application and your Fund shares are held directly in your name, you may redeem shares directly on any business day the NYSE is open by calling the Funds' Transfer Agent at 1-800-251-1970 before 4:00 p.m. Eastern time. Redemption proceeds will be mailed or wired, at your direction, on the next business day to the bank account you designated on the Account Application. The minimum amount that may be wired is $1,000 (wire charges, if any, will be deducted from redemption proceeds). Telephone redemptions cannot be made for retirement plan accounts.

By using telephone redemption privileges, you authorize the Funds and their Transfer Agent to act upon the instruction of any person who makes the telephone call to redeem shares from your account and transfer the proceeds to the bank account designated in the Account Application. The Funds and the Transfer Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on these instructions. If these normal identification procedures are followed, neither the Funds nor the Transfer Agent will be liable for any loss, liability, or cost that results from acting upon instructions of a person believed to be a shareholder with respect to the telephone redemption privilege. The Funds may change, modify, or terminate these privileges at any time upon at least 60 days notice to shareholders.

Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

You may request telephone redemption privileges after your account is opened; however, the authorization form will require a separate signature guarantee.

Systematic Withdrawal Plan (SWP)

•	You may arrange to make monthly, quarterly or annual redemptions of $100 or more.
•	Your account balance must be at least $10,000 at the time you begin the plan. The account value is based upon the net asset value.

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•	Your SWP may be made on the 5th or the 20th of each month. If the day you designate falls on a weekend or legal holiday, the distribution will take place on the following business day.

Payment of Redemption Proceeds

If you own your shares through a Servicing Agent, the Servicing Agent will credit your account promptly in accordance with the Servicing Agent’s procedures. If you own your shares directly (in your own name), payments for telephone redemptions are sent on the day after the telephone call is received; payments for redemptions sent in writing are normally made promptly, but no later than seven days after the receipt of a request that meets requirements described above. However, the Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with rules of the Securities and Exchange Commission. In addition, for shares purchased directly, if shares were purchased by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application is received. If shares were purchased by check and then redeemed shortly after the check is received, the Funds may delay sending the redemption proceeds until it has been notified that the check used to purchase the shares has been collected, a process which may take up to 15 days. This delay may be avoided by investing by wire or by using a certified or official bank check to make the purchase.

Tools to Combat Frequent Transactions

The Funds are intended for long-term investors and do not accommodate frequent transactions. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt a Fund’s investment program and create additional transaction costs that are borne by all shareholders.

The Funds discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm fund performance. The Funds take steps to reduce the frequency and effect of these activities in the Funds. These steps include monitoring trading activity and using fair value pricing procedures, as determined by the Funds’ Board of Trustees, when the Adviser determines current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. Further, while the Funds make efforts to identify and restrict frequent trading, the Funds receive purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Funds seek to exercise its judgment in implementing these tools to the best of their abilities in a manner that they believe is consistent with shareholder interests.

The Funds use a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Funds in their sole discretion. To minimize harm to the Funds and their shareholders, the Funds reserve the right to reject any purchase order (including exchanges) from any shareholder the Funds believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the Funds. In making this judgment, the Funds may consider trading done in multiple accounts under common ownership or control.

Trading Practices
Currently, the Funds reserve the right, in its sole discretion, to identify trading practices as abusive. The Funds may deem the sale of all or a substantial portion of a shareholder's purchase of fund shares to be abusive. In addition, the Funds reserve the right to accept purchases and exchanges if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

The Funds monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Funds believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the Funds seek to act in a manner that they believe is consistent with the best interests of shareholders.

19

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. In addition, the Funds’ ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Funds do not have access to the underlying shareholder account information. However, the Funds and financial intermediaries attempt monitor aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. There may be limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their clients. As a result, the Funds’ ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Fair Value Pricing
The Board of Trustees has also developed procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Funds’ pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser to the Funds holding such assets does not represent fair value. The Funds may also fair value a security if the Funds or the Adviser believes that the market price is stale.

Other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are not frequently traded; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Funds may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Funds could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

Other Redemption Considerations

The Funds are intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt the Funds' investment program and create additional transaction costs that are borne by all shareholders.

When redeeming shares of the Funds, shareholders should consider the following:

1.	The redemption may result in a taxable gain.
2.	Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.
3.	The Funds may delay the payment of redemption proceeds for up to seven days in all cases.
4.	If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

The Funds may pay redemption requests “in kind.” This means that the Funds will pay redemption requests entirely or partially with securities rather than with cash. Specifically, if the amount you are redeeming is in excess of the lesser of $250,000 or 1% of the Funds' NAV, the Funds have the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Funds' NAV in securities instead of cash. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.

Distribution and Service Fees - Other Payments to Third Parties

In addition to paying fees under the Funds’ Rule 12b-1 Plan and Shareholder Servicing Plan, the Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

20

The Adviser, out if its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds. Such payments and compensation are in addition to service fees paid by the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Short-Term Government Fund and the Total Return Bond Fund each distributes substantially all of its net investment income monthly and substantially all of its capital gains annually. The Equity Fund distributes substantially all of its net investment income annually and substantially all of its capital gains annually. You have two distribution options:

•	Automatic Reinvestment Option - Both dividend and capital gains distributions will be reinvested in additional Fund Shares.

•  All Cash Option - Both dividend and capital gains distributions will be paid in cash.

You may make this election on the Purchase Application. You may change your election by writing to the Transfer Agent or by calling 1-800-251-1970.

Each Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income or at a lower rate as qualified, dividend income (Equity Fund only) and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Funds, our Adviser considers the tax effects of its investment decisions to be of secondary importance.

21

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Predecessor Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Predecessor Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Predecessor Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP, along with the Predecessor Funds’ financial statements, are included in the Annual Report which is available upon request. Tait, Weller & Baker has been retained as independent registered public accounting firm for the PIA Funds.

Predecessor PIA Short-Term Government Securities Fund

		For the Years Ended
	11/30/04	11/30/03	11/30/02	11/30/01	11/30/00	11/30/99
Net Asset Value, Beginning of Year		$ 10.29	$ 10.36	$ 10.12	$ 10.07	$ 10.38
Income from investment operations:
Net Investment Income		0.20	0.36	0.52	0.66	0.55
Net Realized and Unrealized Gain (Loss)
on Investments		(0.04)	(0.07)	0.25	0.05	(0.25)
Total from Investment Operations		0.16	0.29	0.77	0.71	0.30
Less Distributions:
Dividends from net investment income		(0.28)	(0.35)	(0.52)	(0.66)	(0.55)
Distributions from net realized gains		(0.02)	(0.01)	—	—	(0.06)
Tax return of Capital		—	—	(0.01)	—	—
Total Distributions		(0.30)	(0.36)	(0.53)	(0.66)	(0.61)
Net Asset Value, End of Year		$ 10.15	$ 10.29	$ 10.36	$ 10.12	$ 10.07

TOTAL RETURN		1.56%	2.87%	7.74%	7.30%	3.00%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000s)		$69,482	$72,743	$71,141	$47,191	$47,455
Ratio of Expenses to Average Net Assets:
Net of Waivers and Reimbursements		0.35%	0.35%	0.33%	0.30%	0.30%
Before Waivers and Reimbursements		0.59%	0.58%	0.46%	0.48%	0.47%
Ratio of Net Investment Income
to Average Net Assets:
Net of Waivers and Reimbursements		1.99%	3.16%	4.97%	6.49%	5.40%
Before Waivers and Reimbursements		1.75%	2.93%	4.84%	6.31%	5.23%
Portfolio Turnover Rate		74%	185%	121%	89%	110%

+	Annualized for periods less than one year.
++	Not annualized for periods less than one year

22

Predecessor PIA Total Return Bond Fund
		For the Years Ended
	11/30/04	11/30/03	11/30/02	11/30/01	11/30/00	11/30/99
Net Asset Value, Beginning of Period		$ 19.91	$ 20.15	$ 19.23	$ 18.92	$ 20.27
Income from investment operations:
Net Investment Income		0.94	0.94	1.13	1.24	1.16
Net Realized and Unrealized Gain (Loss)
on Investments		(0.05)	(0.13)	0.93	0.31	(1.31)
Total from Investment Operations		0.89	0.81	2.06	1.55	(0.15)
Less Distributions:
Dividends from net investment income		(1.00)	(0.91)	(1.14)	(1.24)	(1.16)
Distributions from net realized gains		(0.39)	(0.14)	—	—	(0.04)
Total Distributions		(1.39)	(1.05)	(1.14)	(1.24)	(1.20)
Net Asset Value, End of Period		$ 19.41	$ 19.91	$ 20.15	$ 19.23	$ 18.92

TOTAL RETURN		4.60%	4.17%	10.94%	8.54%	(0.74)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)		$39,051	$60,008	$59,473	$34,545	$29,652
Ratio of Expenses to Average Net Assets:
Net of Waivers and Reimbursements		0.45%	0.45%	0.43%	0.40%	0.40%
Before Waivers and Reimbursements		0.73%	0.70%	0.55%	0.61%	0.63%
Ratio of Net Investment Income
to Average Net Assets:
Net of Waivers and Reimbursements		4.69%	4.76%	5.61%	6.61%	6.06%
Before Waivers and Reimbursements		4.41%	4.51%	5.49%	6.40%	5.38%
Portfolio Turnover Rate		190%	297%	134%	46%	104%

+	Annualized for periods less than one year.
++	Not annualized for periods less than one year

23

Predecessor PIA Equity Fund
		For the Years Ended
	11/30/04	11/30/03	11/30/02	11/30/01	11/30/00	11/30/99
Net Asset Value, Beginning of Year		$ 16.41	$ 19.44	$ 20.46	$ 17.68	$ 17.54
Income from investment operations:
Net Investment Income (Loss)		(0.24)	(0.23)	(0.03)	0.01	0.05
Net Realized and Unrealized Gain (Loss)
on Investments		6.56	(2.70)	1.01	2.77	1.83
Payment by Affiliate		0.07	—	—	—	—
Total from Investment Operations		6.39	(2.93)	0.98	2.78	1.88
Less Distributions:
Dividends from net investment income		—	—	(0.02)	—	(0.08)
Distributions from net realized gains		—	(0.10)	(1.98)	—	(1.66)
Total Distributions		—	(0.10)	(2.00)	—	(1.74)
Net Asset Value, End of Year		$ 22.80	$ 16.41	$ 19.44	$ 20.46	$ 17.68

TOTAL RETURN(1)		38.94%(2)	(15.08)%	4.63%	15.72%	12.07%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000s)		$4,347	$4,340	$5,605	$3,318	$2,072
Ratio of Expenses to Average Net Assets:
Net of Waivers and Reimbursements		2.24%	1.80%	1.80%	1.80%	1.80%
Before Waivers and Reimbursements		5.29%	3.41%	2.86%	3.72%	5.36%
Ratio of Net Investment Income (Loss)
to Average Net Assets:
Net of Waivers and Reimbursements		(1.27)%	(1.11)%	(0.11)%	0.10%	0.30%
Before Waivers and Reimbursements		(4.32)%	(2.72)%	(1.17)%	(1.82)%	(3.26)%
Portfolio Turnover Rate		224%	220%	186%	526%	276%

(1)	Total return does not reflect sales loads charged by the Predecessor PIA Equity Fund. Effective March 29, 2004, the Predecessor PIA Equity Fund discontinued charging a sales load.
(2)	For the year ended November 30, 2003, 0.37% of the Predecessor Fund’s total return relates to payment by affiliate.
(3)	Annualized for periods less than one year
(4)	Not annualized for periods less than one year.

24

To learn more about the PIA Funds you may want to read the PIA Funds’ Statement of Additional Information (or “SAI”) which contains additional information about the PIA Funds. The PIA Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about the PIA Funds’ investments by reading the Predecessor PIA Funds’ annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Predecessor PIA Funds during their last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge.

Prospective investors and shareholders who have questions about the PIA Funds may also call the following number or write to the following address:

PIA Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-251-1970

The general public can review and copy information about the PIA Funds (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. (Please call (202) 942-8090 for information on the operations of the Public Reference Room.) Reports and other information about PIA Mutual Fund, including the PIA Funds, are also available on the EDGAR Database at the Securities and Exchange Commission’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0102

Investment Company Act File No. 811-07959

25

The PIA Funds

PROSPECTUS
March 30, 2005

26

Statement of Additional Information dated March 30, 2005

PIA SHORT-TERM GOVERNMENT SECURITIES FUND
PIA EQUITY FUND
PIA TOTAL RETURN BOND FUND
(collectively, the “PIA Funds”)

each a series of Advisors Series Trust

This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the Prospectus dated March 30, 2005 of Advisors Series Trust (the “Trust”) relating to the PIA Funds. The “PIA Funds” are the PIA Short-Term Government Securities Fund (the “Short-Term Government Fund”), the PIA Equity Fund (the “Equity Fund”) and the PIA Total Return Bond Fund (the “Total Return Bond Fund”). Copies of the Prospectus may be obtained from the PIA Funds’ Distributor, Syndicated Capital, Inc. (the “Distributor”), 1299 Ocean Avenue, Suite 210, Santa Monica, California, 90401 or the PIA Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

The annual report to shareholders for the PIA Funds’ predecessor funds, the PIA Short-Term Government Securities Fund, PIA Equity Fund, PIA Total Return Bond Fund, each a series of the PIA Mutual Funds, for the fiscal year ended November 30, 2004 and the semiannual financial statements, accompanying notes and reports of the independent registered public accounting firm appearing therein are incorporated by reference into this SAI.

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-251-1970.

B-1

No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated March 30, 2005, and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust. This Statement of Additional Information does not constitute an offer to sell securities.

B-2

FUND HISTORY AND CLASSIFICATION

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of numerous series of shares of beneficial interest, par value $0.01 per share. This SAI relates to the Fund and not to any other series of the Trust.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

This Statement of Additional Information provides information on the PIA Funds. The PIA Equity Fund and the PIA Total Return Bond Fund are non-diversified. The PIA Short-Term Government Securities Fund is diversified. The predecessor PIA Short-Term Government Securities Fund, predecessor PIA Equity Fund, and predecessor PIA Total Return Bond Fund (collectively, the “Predecessor Funds”) commenced operations on April 22, 1994, December 13, 1996 and September 1, 1998, respectively, as separate series of the PIA Mutual Fund, an open-end management investment company consisting of five separate portfolios: the PIA Short-Term Government Securities Fund, the PIA Equity Fund, the PIA Total Return Bond Fund, the OCM Gold Fund and the PIA BBB Bond Fund. PIA Mutual Fund was organized as a Massachusetts business trust on January 6, 1984. Between December 27, 1996 and March 27, 2003, the Trust was known as “Monterey Mutual Fund.” Prior to December 27, 1996 the Trust was known as “Monitrend Mutual Fund.” On December 24, 2004, the Predecessor Funds reorganized into the PIA Funds, each a series of the Trust. Before the reorganization the PIA Funds had no assets or liabilities.

Illiquid Securities

It is the position of the SEC (and an operating although not a fundamental policy of each Fund) that open-end investment companies such as the PIA Funds should not make investments in illiquid securities if thereafter more than 15% of the value of their net assets would be so invested. The Short-Term Government Fund has limited its investments in illiquid securities to 10% of the value of its net assets. The investments included as illiquid securities are (i) those which cannot freely be sold for legal reasons, although securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid; (ii) fixed time deposits subject to withdrawal penalties, other than overnight deposits; (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. The PIA Funds do not expect to own any investments for which market quotations are not available. However, illiquid securities do not include obligations which are payable at principal amount plus accrued interest within seven days after purchase. The Board of Trustees has delegated to the PIA Funds’ investment adviser, Pacific Income Advisers, Inc. (the “Adviser”), the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Trustees has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of the securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors. Investing in Rule 144A securities could have the effect of decreasing the liquidity of a PIA Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.
Leverage

B-3

From time to time each PIA Fund (other than the Equity Fund) may increase its ownership of securities by borrowing on a secured or unsecured basis at fixed and floating rates of interest and investing the borrowed funds. It is not anticipated that any of the PIA Funds will use its borrowing power to an extent greater than 25% of the value of its assets. Borrowings will be made only from banks and only to the extent that the value of the assets of the PIA Fund in question, less its liabilities other than borrowings, is equal to at least 300% of all borrowings, after giving effect to the proposed borrowing. If the value of the assets of the PIA Fund in question so computed should fail to meet the 300% asset coverage requirement, the PIA Fund is required within three days to reduce its bank debt to the extent necessary to meet such 300% coverage. Since substantially all of the assets of the PIA Funds fluctuate in value, but borrowing obligations may be fixed, the net asset value per share of the PIA Funds will correspondingly tend to increase and decrease in value more than otherwise would be the case.

Lending Portfolio Securities

Each of the PIA Funds (other than the Equity Fund) may, to increase its income, lend its securities on a short- or long-term basis to brokers, dealers and financial institutions if (i) the loan is collateralized in accordance with applicable regulatory guidelines (the “Guidelines”) and (ii) after any loan, the value of the securities loaned does not exceed 25% of the value of its total assets. Under the present Guidelines (which are subject to change) the loan collateral must be, on each business day, at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government securities. To be acceptable as collateral, a letter of credit must obligate a bank to pay amounts demanded by the PIA Fund in question if the demand meets the terms of the letter of credit. Such terms and the issuing bank would have to be satisfactory to the PIA Fund in question. Any loan might be secured by any one or more of the three types of collateral.

The PIA Fund in question receives amounts equal to the interest or other distributions on loaned securities and also receives one or more of the negotiated loan fees, interest on securities used as collateral or interest on the securities purchased with such collateral, either of which type of interest may be shared with the borrower. The PIA Funds may also pay reasonable finder’s, custodian and administrative fees but only to persons not affiliated with the Trust. A PIA Fund will not have the right to vote securities on loan, but the terms of the loan will permit the PIA Funds to terminate the loan and thus reacquire the loaned securities on three days notice.

B-4

The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. Each PIA Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

Hedging Instruments

Each of the PIA Funds may engage in hedging. Hedging may be used in an attempt to (i) protect against declines or possible declines in the market values of securities held in a PIA Fund’s portfolio (“short hedging”) or (ii) establish a position in the securities markets as a substitute for the purchase of individual securities (“long hedging”). A PIA Fund so authorized may engage in short hedging in an attempt to protect that PIA Fund’s value against anticipated downward trends in the securities markets or engage in long hedging as a substitute for the purchase of securities, which may then be purchased in an orderly fashion. It is expected that when a PIA Fund is engaging in long hedging, it would, in the normal course, purchase securities and terminate the hedging position, but under unusual market conditions such a hedging position may be terminated without the corresponding purchase of securities. The various hedging instruments which the PIA Funds may use are discussed below.

Options on Securities

An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires. The buyer of a call obtains, in exchange for a premium that is paid to the seller, or “writer,” of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium. Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases. The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option. A premium has two components: the intrinsic value and the time value. The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option. The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.

One risk of any put or call that is held is that the put or call is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

B-5

Call Options on Securities. When a PIA Fund writes a call, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the PIA Fund forgoes any gain from an increase in the market price over the exercise price.

To terminate its obligation on a call which it has written, the PIA Fund which wrote the call may purchase a call in a “closing purchase transaction.” A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the PIA Fund which wrote the call retains the premium received. All call options written by the PIA Funds must be “covered.” For a call to be “covered” (i) the PIA Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; (ii) the PIA Fund must maintain cash or liquid securities adequate to purchase the security; or (iii) any combination of (i) or (ii).

When a PIA Fund buys a call, it pays a premium and has the right to buy the related investments from the seller of the call during the call period at a fixed exercise price. The PIA Fund which bought the call benefits only if the market price of the related investment is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and that PIA Fund will lose its premium payment and the right to purchase the related investment.

Put Options on Securities. When a PIA Fund buys a put, it pays a premium and has the right to sell the related investment to the seller of the put during the put period (usually not more than nine months) at a fixed exercise price. Buying a protective put permits that PIA Fund to protect itself during the put period against a decline in the value of the related investment below the exercise price by having the right to sell the investment through the exercise of the put. The Equity Fund may not write put options.

When the Short-Term Government Fund or the Total Return Bond Fund writes a put option it receives a premium and has the same obligations to a purchaser of such a put as are indicated above as its rights when it purchases such a put. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised, because the Fund retains the premium received. All put options written by the PIA Funds must be “covered.” For a put to be “covered,” the PIA Fund must maintain cash or liquid securities equal to the option price.

Stock Index Options

Options on stock indices are based on the same principles as options on securities, described above. The main difference is that the underlying instrument is a stock index, rather than an individual security. Furthermore, settlement of the option is made, not in the stocks that make up the index, but in cash. The amount of cash is the difference between the closing price of the index on the exercise date and the exercise price of the option, expressed in dollars, times a specified multiple (the “multiplier”).

B-6

A variety of index options are currently available. Some options involve indices that are not limited to any particular industry or segment of the market, and such an index is referred to as a “broadly based stock market index.” Others involve stocks in a designated industry or group of industries, and such an index is referred to as an “industry index” or “market segment index.” In selecting an option to hedge the Equity Fund’s portfolio, the Adviser may use either an option based on a broadly based stock market index, or one or more options on market segment indices, or a combination of both, in order to attempt to obtain the proper degree of correlation between the indices and the Equity Fund’s portfolio. (The Short-Term Government Fund and the Total Return Bond Fund may not invest in stock index options.)

In addition to the risks of options generally and the risk of imperfect correlation, discussed above, buyers and writers of index options are subject to additional risks unique to index options. Because exercises of index options are settled in cash, call writers cannot provide precisely in advance for their potential settlement obligations by holding the underlying securities. In addition, there is the risk that the value of the Equity Fund’s portfolio may decline between the time that a call written by the Equity Fund is exercised and the time that it is able to sell equities. Even if an index call written by it were “covered” by another index call held by it, because a writer is not notified of exercise until at least the following business day, the Equity Fund is exposed to the risk of market changes between the day of exercise and the day that it is notified of the exercise. If the Equity Fund holds an index option and chooses to exercise it, the level of the underlying index may change between the time the Equity Fund exercises the option and the market closing. All calls on stock indices written by the Equity Fund must be covered.

Stock Index Futures and Debt Futures

The Equity Fund, but not the Short-Term Government Fund or the Total Return Bond Fund, may invest in futures contracts on stock indices (“Stock Index Futures”) and options on Stock Index Futures. The Short-Term Government Fund and the Total Return Bond Fund, but not the Equity Fund, may invest in futures contracts on debt securities (“Debt Futures”) or options on Debt Futures.

A futures contract is a commitment to buy or sell a specific product at a currently determined market price, for delivery at a predetermined future date. The futures contract is uniform as to quantity, quality and delivery time for a specified underlying product. The commitment is executed in a designated contract market - a futures exchange - that maintains facilities for continuous trading. The buyer and seller of the futures contract are both required to make a deposit of cash or U.S. Treasury Bills with their brokers equal to a varying specified percentage of the contract amount; the deposit is known as initial margin. Since ownership of the underlying product is not being transferred, the margin deposit is not a down payment; it is a security deposit to protect against nonperformance of the contract. No credit is being extended, and no interest expense accrues on the non-margined value of the contract. The contract is marked to market every day, and the profits and losses resulting from the daily change are reflected in the accounts of the buyer and seller of the contract. A profit in excess of the initial deposit can be withdrawn, but a loss may require an additional payment, known as variation margin, if the loss causes the equity in the account to fall below an established maintenance level. Each PIA Fund will maintain cash or liquid securities sufficient to cover its obligations under each futures contract that it has entered into.

B-7

To liquidate a futures position before the contract expiration date, a buyer simply sells the contract, and the seller of the contract simply buys the contract, on the futures exchange. Stock Index Futures are settled at maturity, not by delivery of the stocks making up the index, but by cash settlement. However, the entire value of the contract does not change hands; only the gains and losses on the contract since the preceding day are credited and debited to the accounts of the buyers and sellers, just as on every other preceding trading day, and the positions are closed out.

One risk in employing Futures to attempt to protect against declines in the value of the securities held by a PIA Fund is the possibility that the prices of Futures will correlate imperfectly with the behavior of the market value of that PIA Fund’s securities. The ordinary spreads between prices in the cash and futures markets, due to differences in those markets, are subject to distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. The liquidity of the Futures being considered for purchase or sale by a PIA Fund will be a factor in their selection by the Adviser. Third, from the point of view of speculators the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

It is possible that, where a PIA Fund has sold Futures in a short hedge, the market may advance but the value of the securities held by the PIA Fund in question may decline. If this occurred, that PIA Fund would lose money on the Future and also experience a decline in the value of its securities. Where Futures are purchased in a long hedge, it is possible that the market may decline; if the PIA Fund in question then decides not to invest in securities at that time because of concern as to possible further market decline or for other reasons, that PIA Fund will realize a loss on the Future that is not offset by a reduction in the price of any securities purchased.

Options on Stock Index Futures and Debt Futures

Options on Futures are similar to options on securities, except that the related investment is not a security, but a Future. Thus, the buyer of a call option obtains the right to purchase a Future at a specified price during the life of the option, and the buyer of a put option obtains the right to sell a Future at a specified price during the life of the option. The options are traded on an expiration cycle based on the expiration cycle of the underlying Future.

B-8

The risks of options on Futures are similar to those of options on securities and also include the risks inherent in the underlying Futures.

Exclusion from Definition of Commodity Pool Operator

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” under Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission. Thus, the Trust is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Special Risks of Hedging Strategies

Participation in the options or futures markets involves investment risks and transactions costs to which a PIA Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the Adviser’s prediction of movements in the securities and interest rate markets is inaccurate, the PIA Fund could be in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (1) dependence on the Adviser’s ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (4) the possible absence of a liquid secondary market for any particular instrument at any time.

Limitations on Options and Futures

Transactions in options by a PIA Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which a PIA Fund may write or hold may be affected by options written or held by other investment advisory clients of the Adviser and its affiliates. Position limits also apply to Futures. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain sanctions.

Temporary Investments

Each PIA Fund may invest in cash and money market securities. The Equity Fund may do so when taking a temporary defensive position and all of the PIA Funds may do so to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. Money market securities include treasury bills, short-term investment-grade fixed-income securities, bankers’ acceptances, money market funds, commercial paper, commercial paper master notes and repurchase agreements.

B-9

The PIA Funds may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the two highest rating categories by a nationally recognized securities rating organization (NRSRO).

Each PIA Fund may enter into repurchase agreements. A repurchase agreement transaction occurs when, at the time a PIA Fund purchases a security, that PIA Fund agrees to resell it to the vendor (normally a commercial bank or a broker-dealer) on an agreed upon date in the future. Such securities are referred to as the “Resold Securities.” The Adviser will consider the creditworthiness of any vendor of repurchase agreements. The resale price will be in excess of the purchase price in that it reflects an agreed upon market interest rate effective for the period of time during which the PIA Fund’s money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The PIA Fund’s risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the PIA Fund holds a perfected security interest in the Resold Securities and can therefore resell the instrument promptly. Repurchase agreements can be considered as loans “collateralized” by the Resold Securities, such agreements being defined as “loans” in the 1940 Act. The return on such “collateral” may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the “collateral” is at least equal to the value of the loan, including the accrued interest earned thereon. All Resold Securities will be held by the PIA Fund’s custodian or another bank either directly or through a securities depository.

The PIA Funds may invest in shares of other investment companies. The PIA Funds may invest in money market mutual funds in connection with its management of daily cash positions. The PIA Funds currently intend to limit its investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the PIA Funds, or their affiliated persons, as a whole. In addition to the advisory and operational fees a PIA Fund bears directly in connection with its own operation, the PIA Fund would also bear its pro rata portions of each other investment company’s advisory and operational expenses.

U.S. Government Securities and Mortgage-Backed Securities

As used in this Statement of Additional Information, the term “U.S. Government securities” means securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

Securities issued or guaranteed by the U.S. Government include a variety of Treasury securities (i.e., securities issued by the U.S. Government) that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less. Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance. Zero coupon Treasury securities consist of Treasury Notes and bonds that have been stripped of their unmatured interest coupons.

B-10

U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board, the Inter-American Development Bank, the Asian Development Bank, the Student Loan Marketing Association and the International Bank for Reconstruction and Development.

Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Each PIA Fund investing in U.S. Government securities will invest in securities of such instrumentality only when the Adviser is satisfied that the credit risk with respect to any instrumentality is acceptable.

Among the U.S. Government securities that each PIA Fund investing in U.S. Government securities may purchase are “Mortgage-Backed Securities” of the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), the Federal Home Loan Mortgage Association (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”). These Mortgage-Backed Securities include “pass-through” securities and “participation certificates;” both are similar, representing pools of mortgages that are assembled, with interests sold in the pool; the assembly is made by an “issuer” which assembles the mortgages in the pool and passes through payments of principal and interest for a fee payable to it. Payments of principal and interest by individual mortgagors are “passed through” to the holders of the interest in the pool. Thus, the monthly or other regular payments on pass-through securities and participation certificates include payments of principal (including prepayments on mortgages in the pool) rather than only interest payments. Another type of Mortgage-Backed Security is the “collateralized mortgage obligation,” which is similar to a conventional bond (in that it makes fixed interest payments and has an established maturity date) and is secured by groups of individual mortgages. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States, but their yield is not guaranteed. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of these securities discussed in this paragraph could be adversely affected by actions of the U.S. Government to tighten the availability of its credit or to affect adversely the tax effects of owning them.

B-11

The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if a PIA Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a PIA Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market value.

Prepayments on a pool of mortgage loans are influenced by a variety of factors, including economic conditions, changes in mortgagors’ housing needs, job transfer, unemployment, mortgagors’ net equity in the mortgage properties and servicing decisions. The timing and level of prepayments cannot be predicted. Generally, however, prepayments on adjustable rate mortgage loans and fixed rate mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by a PIA Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates also decline, such prepayments are likely to be reinvested at lower interest rates than the PIA Fund was earning on the Mortgage-Backed Securities that were prepaid.

Certain mortgage loans underlying the Mortgage-Backed Securities in which the PIA Funds may invest will be adjustable rate mortgage loans (“ARMs”). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

There are two main categories of indices which provide the basis for rate adjustments on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of a PIA Fund’s portfolio and therefore in the net asset value of the PIA Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

B-12

Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARMs. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and is repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

The mortgage loans underlying other Mortgage-Backed Securities in which the PIA Funds may invest will be fixed rate mortgage loans. Generally, fixed rate mortgage loans eligible for inclusion in a mortgage pool will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed rate mortgage loans generally provide for monthly payments of principal and interest in substantially equal installments for the contractual term of the mortgage note in sufficient amounts to fully amortize principal by maturity although certain fixed rate mortgage loans provide for a large final “balloon” payment upon maturity.

CMOs are issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or other assets (“Mortgage Assets”) underlying the CMOs may cause some or all of the class of CMOs to be retired substantially earlier than their final distribution dates. Generally interest is paid or accrued on all classes of CMOs on a monthly basis.

B-13

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

Each PIA Fund may invest in stripped Mortgage-Backed U.S. Government securities (“SMBS”). SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving all of the interest from the Mortgage Assets, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a PIA Fund may fail to fully recover its initial investment in these securities. Certain SMBS may not be readily marketable and will be considered illiquid for purposes of a PIA Fund’s limitation on investments in illiquid securities. Whether SMBS are liquid or illiquid will be determined in accordance with guidelines established by the Trust’s Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yield on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Mortgage loans are subject to a variety of state and federal regulations designed to protect mortgagors, which may impair the ability of the mortgage lender to enforce its rights under the mortgage documents. These regulations include legal restraints on foreclosures, homeowner rights of redemption after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on enforcement of mortgage loan “due on sale” clauses and state usury laws. Even though the PIA Funds will invest in Mortgage-Backed Securities which are U.S. Government securities, these regulations may adversely affect a PIA Fund’s investments by delaying the PIA Fund’s receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

High Yield and Other Securities

Each PIA Fund may invest in debt securities, including bonds and debentures (which are long-term) and notes (which may be short or long-term). These debt securities may be rated investment grade by Standard & Poor’s Corporation (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”). Securities rated BBB by Standard & Poor’s or Baa by Moody’s, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions. The Short-Term Government Fund will not invest in securities that are not rated at least A by Standard & Poor’s or Moody’s. The Total Return Bond Fund and the Equity Fund may also invest in securities that are rated below investment grade. When the Equity Fund does so it typically will invest in convertible securities when the Adviser believes the underlying common stock is a suitable investment for the Equity Fund and when the convertible security offers greater potential for total return because of its higher yield. Convertible securities are bonds or preferred stocks that may be converted (exchanged) into common stock of the issuing company within a certain period of time, for a specified number of shares. Investments in high yield securities (i.e., less than investment grade), while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal. Lower-grade obligations are commonly referred to as “junk bonds”. Market prices of high-yield, lower-grade obligations may fluctuate more than market prices of higher-rated securities. Lower grade, fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.

B-14

The high yield market at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on high yield securities and their markets, as well as on the ability of securities’ issuers to repay principal and interest. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security owned by the Total Return Bond Fund or the Equity Fund defaults, the Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of the market prices of high yield securities and a Fund’s net asset value. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and therefore tend to be more volatile than the market prices of securities which pay interest periodically and in cash.

Certain securities held by a PIA Fund including high yield securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the PIA Fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield security’s value will decrease in a rising interest rate market, as will the value of the PIA Fund’s net assets.

B-15

The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Total Return Bond Fund or the Equity Fund to value accurately high yield securities or dispose of them. To the extent the Total Return Bond Fund or the Equity Fund owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Total Return Bond Fund or the Equity Fund will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Further, each Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser monitors the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so the PIA Funds can meet redemption requests. To the extent that the Total Return Bond Fund or the Equity Fund invests in high yield securities, the achievement of its investment objective may be more dependent on the Adviser’s credit analysis than would be the case for higher quality bonds. Each PIA Fund may retain a portfolio security whose rating has been changed.

When Issued and Delayed-Delivery Securities

To ensure the availability of suitable securities for their portfolios, each PIA Fund (other than the Equity Fund) may purchase when-issued or delayed delivery securities. When-issued transactions arise when securities are purchased by a PIA Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the PIA Fund at the time of entering into the transaction. When-issued securities represent securities that have been authorized but not yet issued. Each PIA Fund (other than the Equity Fund) may also purchase securities on a forward commitment or delayed delivery basis. In a forward commitment transaction, a PIA Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. The PIA Fund is required to hold and maintain until the settlement date, cash or other liquid assets in an amount sufficient to meet the purchase price. Alternatively, the PIA Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the PIA Funds would generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, they may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.

B-16

Each PIA Fund (other than the Equity Fund) may enter into mortgage “dollar rolls” in which a PIA Fund sells Mortgage-Backed Securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the PIA Fund forgoes principal and interest paid on the Mortgage-Backed Securities. The PIA Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The PIA Funds will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security.

Depository Receipts

The Equity Fund may invest in American Depository Receipts (“ADRs”). ADR facilities may be either “sponsored” or “unsponsored.” While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instruments and other communications. The Equity Fund may invest in sponsored and unsponsored ADRs.

In addition to ADRs, the Equity Fund may hold foreign securities in the form of American Depository Shares (“ADSs”), Global Depository Receipts (“GDRs”) and European Depository Receipts (“EDRs”), or other securities convertible into foreign securities. These receipts may not be denominated in the same currency as the underlying securities. Generally, American banks or trust companies issue ADRs and ADSs, which evidence ownership of underlying foreign securities. GDRs represent global offerings where an issuer issues two securities simultaneously in two markets, usually publicly in a non-U.S. market and privately in the U.S. market. EDRs (sometimes called Continental Depository Receipts (“CDRs”)) are similar to ADRs, but usually issued in Europe. Typically issued by foreign banks or trust companies, EDRs and CDRs evidence ownership of foreign securities. Generally, ADRs and ADSs in registered form trade in the U.S. securities markets, GDRs in the U.S. and European markets, and EDRs and CDRs (in bearer form) in European markets.

B-17

Foreign Securities

The Total Return Bond Fund and the Equity Fund may invest in securities of foreign issuers, provided that the Equity Fund may not invest more than 10% and the Total Return Bond Fund may not invest more than 20% of its total assets in securities of foreign issuers. There are risks in investing in foreign securities. Foreign economies may differ from the U.S. economy; individual foreign companies may differ from domestic companies in the same industry; foreign currencies may be stronger or weaker than the U.S. dollar.

An investment may be affected by changes in currency rates and in exchange control regulations, and the Total Return Bond Fund and the Equity Fund may incur transaction costs in exchanging currencies. For example, at times when the assets of a Fund are invested in securities denominated in foreign currencies, investors can expect that the value of such investments will tend to increase when the value of the U.S. dollar is decreasing against such currencies. Conversely, a tendency toward a decline in the value of such investments can be expected when the value of the U.S. dollar is increasing against such currencies.

Foreign companies are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers. There is frequently less government regulation of broker-dealers and issuers than in the United States. The costs associated with securities transactions are generally higher than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

Most foreign securities owned by the Total Return Bond Fund or the Equity Fund are held by foreign subcustodians that satisfy certain eligibility requirements. However, foreign subcustodian arrangements are significantly more expensive than domestic custody. In addition, foreign settlement of securities transactions is subject to local law and custom that is not, generally, as well established or as reliable as U.S. regulation and custom applicable to settlements of securities transactions and, accordingly, there is generally perceived to be a greater risk of loss in connection with securities transactions in many foreign countries.

The Total Return Bond Fund may invest in securities of companies in countries with emerging economies or securities markets (“Emerging Markets”). Investment in Emerging Markets involves risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many Emerging Markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the investments of the Total Return Bond Fund and the availability to the Total Return Bond Fund of additional investments in such Emerging Markets. The small size and inexperience of the securities markets in certain Emerging Markets and the limited volume of trading in securities in those markets may make the Total Return Bond Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

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To manage the currency risk accompanying investments in foreign securities and to facilities the purchase and sale of foreign securities, the Total Return Bond Fund and Equity Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (“forward foreign currency” contracts or “forward” contracts).

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

When a PIA Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security (“transaction hedging”). By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign currency involved in the underlying security transaction, the PIA Fund can protect itself against a possible loss, resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which the payment is made or received.

When the Adviser believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of the portfolio securities of the Total Return Bond Fund and the Equity Fund denominated in such foreign currency (“position hedging”). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. A PIA Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the PIA Fund to deliver an amount of foreign currency in excess of the value of the PIA Fund’s securities or other assets denominated in that currency. Under normal circumstances, the Adviser considers the long-term prospects for a particular currency and incorporates the prospect into its overall long-term diversification strategies. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a PIA Fund will be served.

B-19

At the maturity of a forward contract, a PIA Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.

If a PIA Fund retains the portfolio securities and engages in an offsetting transaction, the PIA Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a PIA Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency. Should forward prices decline during the period when the PIA Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the PIA Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the PIA Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Shareholders should note that: (1) foreign currency hedge transactions do not protect against or eliminate fluctuations in the prices of particular portfolio securities (i.e., if the price of such securities declines due to an issuer’s deteriorating credit situation); and (2) it is impossible to forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, a PIA Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of a PIA Fund’s securities is less than the amount of the foreign currency upon expiration of the contract. Conversely, a PIA Fund may have to sell some of its foreign currency received upon the sale of a portfolio security if the market value of the PIA Fund’s securities exceeds the amount of foreign currency the PIA Fund is obligated to deliver. A PIA Fund’s dealings in forward foreign currency exchange contracts will be limited to the transactions described above.

Although the Total Return Bond Fund and the Equity Fund value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A PIA Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a PIA Fund at one rate, while offering a lesser rate of exchange should the PIA Fund desire to resell that currency to the dealer.

The Total Return Bond Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency and the purchaser of a currency put obtains the right to sell the underlying currency.

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Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the respective PIA Fund’s investments. A currency hedge, for example, should protect a Yen-dominated security from a decline in the Yen, but will not protect a particular PIA Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of a PIA Fund’s foreign-denominated investments change in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value for the PIA Fund’s investments exactly over time.
Portfolio Turnover

The portfolio turnover of the PIA Funds may vary significantly from year to year, but as indicated in the Prospectus the PIA Funds’ annual portfolio turnover rate is expected to be more than 100%. High portfolio turnover (100% or more) would result in the PIA Funds incurring more transaction costs such as mark-ups or mark-downs. Payment of these transaction costs could reduce the PIA Funds’ total return. High portfolio turnover could also result in the payment by the PIA Funds’ shareholders of increased taxes on realized gains. The Predecessor Funds’ portfolio turnover rate for the fiscal years ended November 30, 2003 and 2004 was as follows:

Portfolio Turnover Rate

	2004	2003
Predecessor PIA Short-Term Government Securities Fund		74%
Predecessor PIA Equity Fund		224%
Predecessor PIA Total Return Bond Fund		190%

Investment Restrictions

The Trust has adopted the following restrictions applicable to the PIA Funds as fundamental policies, which may not be changed without the approval of the holders of a “majority,” as defined in the Investment Company Act of 1940 (the “1940 Act”), of the shares of the PIA Fund as to which the policy change is being sought. Under the 1940 Act, approval of the holders of a “majority” of a PIA Fund’s outstanding voting securities means the favorable vote of the holders of the lesser of (i) 67% of its shares represented at a meeting at which more than 50% of its outstanding shares are represented or (ii) more than 50% of its outstanding shares.

Each of the PIA Funds may not purchase any security, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”), if as a result more than 5% of such PIA Fund’s total assets (taken at current value) would then be invested in securities of a single issuer; provided; however, that 50% of the total assets of each of the Equity Fund and the Total Return Bond Fund may be invested without regard to this restriction and 25% of the net assets of the Short-Term Government Fund may be invested without regard to this restriction.

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No PIA Fund may:

1.	Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan.

2.	Borrow (for temporary or emergency purposes and not for the purpose of leveraging its investments) in an amount exceeding 33 1/3% of the value of its total assets, and, in the event that market conditions or other factors result in the Fund’s borrowed amounts exceeding 33 1/3% of its assets (including amounts borrowed), the Fund will reduce the amount of its borrowing to an extent and in such a manner required by the 1940 Act.

3.	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities.

4.	Invest 25% or more of the value of its net assets in the securities of companies engaged in any one industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies).

5.	Issue senior securities, such as shares having priority over other shares as to the payment of dividends, or as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures, currency contract or repurchase transactions.

6.	Purchase or sell real estate; however, a Fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts.

7.	Act as an underwriter except to the extent a Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

The PIA Funds observe the following policies, which are deemed non-fundamental and which may be changed without shareholder vote. The PIA Funds may not:

1.	Invest, in the aggregate, more than 15% of its net assets in securities that are illiquid.

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2.	Purchase more than 3% of any other investment company’s voting securities or make any other investment in other investment companies except as permitted by the 1940 Act.

3.	Make any change in its investment policy of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first providing the Fund’s shareholders with at least 60 days’ prior notice.

Except with respect to borrowing and illiquid securities, if a percentage restriction described in the Prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.

In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of each of the PIA Funds to normally invest 80% of the value of its net assets in the particular type of investments suggested by the PIA Fund’s name. If the Board of Trustees determines to change this non-fundamental policy for any PIA Fund, that PIA Fund will provide 60 days prior notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written disclosure document containing the following prominent statement in bold-type: “Important Notice Regarding Change in Investment Policy.” If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

MANAGEMENT

The overall management of the business and affairs of the Trust is vested with its Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust are delegated to its officers, subject to the PIA Fund’s investment objectives, strategies, and policies and to general supervision by the Board.

The Trustees and officers of the Trust, their birth dates and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

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Name, Address and Age	Position with The Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held
Independent Trustees
Walter E. Auch* (born 1921) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since February 1997.	Management Consultant.	4	Director, Nicholas-Applegate Funds, Citigroup Funds, Pimco Advisors LLP, Senele Group and UBS Management.

Donald E. O’Connor* (born 1936) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since February 1997.	Financial Consultant; formerly Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January 1997).	4	Independent Director, The Forward Funds.

George T. Wofford III* (born 1939) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since February 1997.	Senior Vice President, Information Services, Federal Home Loan Bank of San Francisco.	4	None.

James Clayburn LaForce* (born 1928) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since May 2002.	Dean Emeritus, John E. Anderson Graduate School of Management, University of California, Los Angeles.	4	Director, The Payden & Rygel Investment Group, The Metzler/Payden Investment Group, BlackRock Funds, Arena Pharmaceuticals, Cancervax.

George J. Rebhan* (born 1934) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) from 1985 to 1993.	4	Trustee, E*TRADE Funds.

B-24

Name, Address and Age	Position with The Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held
Interested Trustee of the Trust
Eric M. Banhazl** (born 1957) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since February 1997.	Senior Vice President, U.S. Bancorp Fund Services, LLC since July 2001; Treasurer, Guinness Atkinson Funds; formerly, Executive Vice President, Investment Company Administration, LLC; (“ICA”) (mutual fund administrator and the Fund’s former administrator).	4	None.
Officers of the Trust
Eric M. Banhazl (see above)	President (Interested Trustee - see above.)	Indefinite term since February 1997.	See Above.	4	See Above.

Robert M. Slotky (born 1947) 2020 E. Financial Way, Suite 100 Glendora, CA	Vice President, Chief Compliance Officer	Indefinite term since September 2004	Vice President, U.S. Bancorp Fund Services, LLC since July 2001, formerly Senior Vice President, ICA (May 1997 - July 2001).	4	None.

Douglas G. Hess (born 1967) 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite term since June 2003.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC since March 1997.	4	None.

B-25

Name, Address and Age	Position with The Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held
Rodney A. DeWalt (born 1967) 615 East Michigan St. Milwaukee, WI 53202	Secretary	Indefinite term since December 2003.	Legal and Compliance Administrator, U.S. Bancorp Fund Services, LLC since January 2003. Thrivent Financial for Lutherans from 2000 to 2003, Attorney Private Practice 1997 to 2000.	4	None.

*	Denotes those Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act.
**
Denotes Trustee who is an “interested person” of the Trust under the 1940 Act. Mr. Banhazl is an interested person of the Trust by virtue of his position as President of the Trust. He is also an officer of U.S. Bancorp Fund Services, LLC, the administrator for the Funds.

***	The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds and other series of the Trust managed by the Adviser.

Compensation

During the past fiscal year, each Independent Trustee received $18,000 per year in fees, plus $500 for each special meeting attended and is reimbursed for expenses. This amount is allocated among each of the series comprising the Trust. In an effort to meet the industry’s best practice standard, the Board recently reviewed trustee compensation. Effective April 1, 2004, the independent trustees receive an annual trustee fee of $28,000 per year with no additional fee for special meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation From the Trust[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[2] Paid to Trustees
Independent Trustees
Walter E. Auch, Trustee	$	None	None	$
Donald E. O’Connor, Trustee	$	None	None	$
George T. Wofford III, Trustee	$	None	None	$
James Clayburn LaForce, Trustee	$	None	None	$
George J. Rebhan, Trustee	$	None	None	$

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[1]	For the fiscal year ended November 30, 2004.
[2]	There are currently numerous portfolios comprising the Trust. For the fiscal year ended November 30, 2004, trustees fees and expenses were not allocated to the Funds

Board Committees

The Trust has four standing committees: The Audit Committee, the Nominating Committee, the Qualified Legal Compliance Committee and the Valuation Committee. The Audit Committee is comprised of all of the Independent Trustees. It does not include any interested Trustees. The Audit Committee typically meets once per year with respect to the various series of the Trust. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or a PIA Fund’s financial statements and to ensure the integrity of the PIA Fund’s pricing and financial reporting. The Audit Committee has not met with respect to the PIA Fund.

The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Nominating Committee has not yet met with respect to the PIA Fund. The Independent Trustees comprise the Nominating Committee.

As of September 11, 2003, the Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). The QLCC meets as needed. The QLCC has not yet met with respect to the PIA Funds.

The Trust’s Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of at least one representative from the Administrator’s staff who is knowledgeable about the PIA Fund and at least one Trustee. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board of Trustees. The Valuation Committee meets as needed. The Valuation Committee has not met with respect to the PIA Funds.

B-27

Fund Shares Beneficially Owned by Trustees. As of December 31, 2004, no Trustee, including the Independent Trustees, beneficially owned shares of the PIA Funds.

Name of Trustee	Dollar Range of Equity Securities in the Funds (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Walter E. Auch, Independent Trustee	None	None
Eric M. Banhazl, Interested Trustee	None	None
Donald E. O’Connor, Independent Trustee	None	None
George T. Wofford III, Independent Trustee	None	None
James Clayburn LaForce, Independent Trustee	None	None
George J. Rebhan, Independent Trustee	None	None

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the PIA Funds. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

As of ______________________, the following shareholders were considered to be either a control person or principal shareholder of the Predecessor Fund:
Short-Term Government Fund
Name and Address of Beneficial Owner	Number of Shares	Percent of Class
UFCW Arizona Health & Welfare Trust Southwest Service Administrators, Inc. 2400 West Dunlap Avenue, Suite 250 Phoenix, Arizona 85021%
Pershing LLC P.O. Box 2052 Jersey City, New Jersey 07303%
Laborer’s International Union of North America AFL-CIO Local Union 270 509 Emory Street San Jose, California 95110%
Michael Cox & Bernie Fleischer Multi Union Security Trust Fund		%

Short-Term Government Fund
Name and Address of Beneficial Owner	Number of Shares	Percent of Class
Union Bank Tr. So CA Plastering Pacific, Inc. San Diego, CA 92186%
M&T Bank P.O. Box 1377 Buffalo, New York 14240%

Total Return Bond Fund
Name and Address of Beneficial Owner	Number of Shares	Percent of Class
Pershing LLC P.O. Box 2052 Jersey City, New Jersey 07303%
Union Bank of California FBO So. Cal. Painting Drywall Health & Welfare Trust P. O. Box 85484 San Diego, California 92186%

Equity Fund
Name and Address of Beneficial Owner	Number of Shares	Percent of Class
Pershing LLC P.O. Box 2052 Jersey City, New Jersey 07303%

All trustees and officers of the Trust as a group beneficially owned no shares of the PIA Funds as of ___________________________.

Code of Ethics

The Trust and the Adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the PIA Funds. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a PIA Fund or is being purchased or sold by a PIA Fund.

B-29

Proxy Voting Policy
The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the PIA Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of a PIA Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. The Adviser has retained Proxy Voter Services, an independent proxy voting service and a division of Institutional Shareholder Services (“ISS”), to assist it in analyzing specific proxy votes with respect to securities held by the PIA Funds and to handle the mechanical aspects of casting votes. The Adviser places substantial reliance on ISS’ analyses and recommendations and generally will give instructions to ISS to vote proxies in accordance with ISS’ recommendations. The ISS proxy voting guidelines are attached as Appendix B.

Conflict of Interest. If the Adviser determines that voting a particular proxy would create a conflict of interest between the interests of the PIA Fund and its shareholders on the one hand and the interests of the Adviser or any affiliate of the Adviser on the other hand, then the Adviser will vote the securities in accordance with ISS’ recommendations, but only after disclosing any such conflict to the Trust’s Board of Trustees prior to voting and affording such PIA Fund the opportunity to direct the Adviser in the voting of such securities.

Proxy Voting Records. The Trust is required to disclose annually the PIA Funds’ complete proxy voting records on Form N-PX. Form N-PX is available upon request. The PIA Funds Form N-PX for the period ended June 30, 2004 was filed by PIA Mutual Fund, Investment Company No. 811-04010. The Form N-PX of the PIA Funds is also be available on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Adviser

Pacific Income Advisers, Inc. (the “Adviser”) is the investment adviser to the Short-Term Government Fund, the Total Return Bond Fund and the Equity Fund. Joseph Lloyd McAdams, Jr. and Heather U. Baines own the majority of the outstanding stock of the Adviser. Prior to December 31, 1996, Monitrend Investment Management, Inc. was investment adviser to the Predecessor Short-term Government Fund and the Predecessor Equity Fund and Robert L. Bender, Inc. was sub-adviser to the Predecessor Equity Fund. Subject to such policies as the Board may determine, the Adviser is ultimately responsible for investment decisions for the PIA Funds. Pursuant to the terms of the Advisory Agreement, the Adviser provides the PIA Fund with such investment advice and supervision as it deems necessary for the proper supervision of the PIA Fund’s investments.

After the initial two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the PIA Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the PIA Fund on not more than 60 days’, nor less than 30 days’, written notice when authorized either by a majority vote of the PIA Fund’s shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser on not more than 60 days’, nor less than 30 days’, written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the PIA Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

B-30

In approving the Advisory Agreement on behalf of the PIA Fund at a meeting of the Board on September 9, 2004, the full Board, including the Independent Trustees, took into consideration, among other things: (a) the nature and quality of the services to be provided by the Adviser to the PIA Fund; (b) the appropriateness of the fees paid to be by the PIA Fund to the Adviser; (c) the level of PIA Fund expenses; (d) the reasonableness of the potential profitability of the Advisory Agreement to the Adviser; and (e) the nature of the Predecessor Funds’ investments. Among other items, the Board of Trustees also reviewed and considered: (1) a report on the Funds’ advisory fee structure; (2) a report comparing: (i) the management fee for the Funds to that of comparable funds, and (ii) the estimated expenses for the Funds to those of its peer group; (3) a report comparing the Funds’ fees to Lipper averages and (4) a summary of the Funds’ critical policies, including code of ethics. Specifically, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act, the Board noted, among other things, that the advisory fees to be paid by the PIA Fund and the proposed expenses of the PIA Fund were reasonable and generally consistent in relation to the relevant peer groups and that the Adviser’s brokerage practices were reasonably efficient. The Board also noted that (a) the Adviser’s staff provided quality investment service to the other similar funds; (b) the Adviser would provide the PIA Fund with a reasonable potential for profitability and (c) that the nature of the Adviser’s investments was acceptable. The Board recognizes that most shareholders have invested in the Funds on the strength of the Adviser’s industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Funds.

Based on their review, the Board concluded that the Adviser had the capabilities, resources and personnel necessary to manage the PIA Fund. The Board also concluded that based on the services to be provided by the Adviser to the PIA Fund and the estimated expenses to be incurred by the Adviser in the performance of such services, the compensation to be paid to the Adviser was fair and equitable for the PIA Fund.

Under the Advisory Agreements applicable to the PIA Funds, the Adviser is paid a fee computed daily and payable monthly, at an annual rate expressed as a percentage of the applicable PIA Fund’s average daily net assets. The applicable fee rates are as follows:

B-31

Fund	Fee Rate	Average Daily Net Assets
Short-Term Government Fund	0.20%	All asset levels
Total Return Bond Fund	0.30%	All asset levels
Equity Fund	1.00% 0.875% 0.75% 0.625% 0.50% 0.375%	0 to $50 million $50 million to $75 million $75 million to $100 million $100 million to $150 million $150 million to $250 million Over $250 million

The Adviser will reimburse each Fund for an indefinite period to the extent necessary to permit the PIA Fund to maintain the voluntary expense limitations set forth below. Expense reimbursement obligations are calculated daily and paid monthly, at an annual rate expressed as a percentage of the applicable PIA Fund’s average daily net assets. The applicable voluntary expense limitations are as follows:

Fund	Expense Limitation
Short-Term Government Fund	0.35%
Total Return Bond Fund	0.50%*
Equity Fund	2.50%**
________________
*	Prior to March 29, 2004, the expense limitation for the Predecessor Total Return Bond Fund was 0.45%.
**	Prior to March 28, 2003, the expense limitation for the Predecessor Equity Fund was 1.80%.

As a result of expense limitations, all (except where indicated) investment advisory fees otherwise payable by the Predecessor Funds were waived and the following reimbursements were made to the Predecessor Funds:

Fund	Fiscal Year End	Total Fees	Fees Waived	Fees Retained	Reimbursements in Addition to Fee Waivers

Predecessor Short-Term Government Fund	2003 2002 2001	$150,351 $136,229 $127,996	$150,351 $136,229 $ 83,502	$0 $0 $44,494	$28,060 $17,335 $0
Predecessor Total Return Bond Fund	2003 2002 2001	$139,812 $187,356 $150,709	$131,855 $155,925 $60,240	$7,957 $31,431 $90,469	$0 $0 $0
Predecessor Equity Fund	2003 2002 2001	$35,379 $54,337 $55,098	$35,379 $54,337 $55,098	$0 $0 $0	$72,372 $33,061 $3,360

Each PIA Fund’s Advisory Agreement provides that the Adviser shall not be liable to the PIA Fund in question for any error of judgment by the Adviser or for any loss sustained by that PIA Fund except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

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[insert portfolio manager tables]

ADMINISTRATOR

Pursuant to an Administration Agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202 (the “Administrator”), acts as administrator for the PIA Funds. The Administrator provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the PIA Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the PIA Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the PIA Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, the Administrator does not have any responsibility or authority for the management of the PIA Fund, the determination of investment policy, or for any matter pertaining to the distribution of PIA Fund shares.

During the fiscal years ended November 30, 2004, November 30, 2003 and November 30, 2002, the Predecessor Funds paid UMB Fund Services, Inc., the Predecessor Funds’ administrator the following fee:

Fund	2004	2003	2002
Short-Term Government Fund		$78,846	$32,066
Total Return Bond Fund		$60,606	$30,378
Equity Fund		$60,763	$24,938

Prior to July 1, 2002, Orbitex Fund Services, Inc., formerly known as “American Data Services, Inc.” (“Orbitex”), served as administrator and fund accountant to each Predecessor Fund. For its services as administrator and fund accountant, Orbitex was paid a fee, computed daily and paid monthly, by each Predecessor Fund at the rate of 0.10% per year of the average daily net assets of that Fund, subject to a minimum monthly fee of approximately $1,072 per Fund.

During the fiscal year ended November 30, 2002, Orbitex received the following fees from the Predecessor Funds for administration and fund accounting services:

B-33

Fund	2002
Short-Term Government Fund	$39,535
Total Return Bond Fund	$41,779
Equity Fund	$10,840

THE DISTRIBUTOR

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Syndicated Capital, Inc., an affiliate of the Adviser, 1299 Ocean Avenue, Suite 210, Santa Monica, California, 90401 (the “Distributor”), pursuant to which the Distributor acts as the PIA Funds’ distributor, provides certain administration services and promotes and arranges for the sale of the PIA Funds’ shares. The offering of the PIA Funds’ shares is continuous.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the PIA Funds’ outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the PIA Fund on 60 days’ written notice when authorized either by a majority vote of the PIA Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

During the Predecessor Funds’ most recent fiscal year, the Distributor received the net underwriting discounts or commissions, compensation on redemptions and repurchases, brokerage commissions or other similar compensation from the Predecessor Funds set forth below:
Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Short-Term Government Fund	$0	$0	$0
Total Return Bond Fund	$0	$0	$0
Equity Fund	$0	$0	$0
____________
*12b-1 fees and sales charges.

B-34

During the previous three fiscal years ended November 30, , the aggregate dollar amount of sales charges on the sales of shares of the Predecessor Funds and the amount retained by the Distributor were as follows:

2002		2003		2004
Sales Charge	Amount Retained	Sales Charge	Amount Retained	Sales Charge	Amount Retained
$1,993	$189	$18,669	$1,910

SERVICE PROVIDERS

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202 (“USBFS” or the “Administrator”), provides administrative services to the PIA Funds pursuant to an Administration Agreement. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the PIA Fund; prepare all required notice filings necessary to maintain the PIA Fund’s ability to sell shares in all states where the PIA Funds currently do, or intend to do business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of PIA Funds’ related expenses; monitor and oversee the activities of the PIA Funds’ servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the PIA Funds’ daily expense accruals; and perform such additional services as may be agreed upon by the PIA Funds and the Administrator. USBFS also serves as fund accountant, transfer agent and dividend disbursing agent under separate agreements.

U.S. Bank, National Association, located at 425 Walnut Street, Cincinnati, Ohio, 45202, acts as custodian (“Custodian”) of the securities and other assets of the PIA Funds. USBFS also acts as the PIA Funds’ transfer and shareholder service agent. The Custodian and Transfer Agent do not participate in decisions relating to the purchase and sale of securities by the PIA Funds. The Administrator and Custodian are affiliated entities under the common control of U.S. Bancorp.

Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania, 19103 is the independent registered public accounting firm for the PIA Funds whose services include auditing the PIA Funds’ financial statements and the performance of related tax services.

Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24th floor, San Francisco, California, 94105, is counsel to the PIA Funds and provides counsel on legal matters relating to the PIA Funds.

B-35

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the PIA Funds and which broker-dealers are eligible to execute the PIA Funds’ portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the PIA Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the PIA Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will use its reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research, as it is defined in Section 28(e) of the Securities Exchange Act of 1934, and statistical information to the Adviser that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services.  The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by them under their Agreement with the PIA Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the PIA Fund subject to procedures adopted by the Trust and rules adopted by the NASD and SEC. The Adviser is also a registered broker-dealer and may place portfolio transactions for the PIA Fund with its own registered representatives.

While it is the PIA Funds’ general policy to seek first to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the PIA Funds, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the PIA Funds or to the Adviser, even if the specific services are not directly useful to the PIA Funds and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the PIA Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the PIA Funds. Additionally, the Adviser may direct transactions to a broker-dealer with which it has an affiliation.

B-36

Investment decisions for the PIA Funds are made independently from those of other client accounts that may be managed or advised by the Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for both the PIA Funds and one or more of such client accounts. In such event, the position of the PIA Funds and such client accounts in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seeks to acquire the same security as the PIA Funds at the same time, the PIA Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the PIA Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the PIA Funds are purchasing or selling, each day’s transactions in such security will be allocated between the PIA Funds and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the PIA Funds are concerned. In other cases, however, it is believed that the ability of the PIA Funds to participate in volume transactions may produce better executions for the PIA Funds.

The PIA Funds do not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through brokers for selling shares of the PIA Funds. However, as stated above, broker-dealers who execute brokerage transactions may effect purchases of shares of the PIA Funds for their customers.

Syndicated Capital, Inc. is the affiliated broker through which the Adviser may direct brokerage, but only if it reasonably believes the commissions and transaction quality are comparable to that available from other brokers. Syndicated Capital, Inc. when acting as a broker for the PIA Funds in any of its portfolio transactions executed on a securities exchange of which it is a member, will act in accordance with regulations adopted by the Securities and Exchange Commission under Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges. The Distributor is wholly-owned by Joseph Lloyd McAdams, Jr.

During the fiscal years ended November 30, 2004, 2003 and 2002, UMB Fund Services, Inc. received the following fees from the Predecessor PIA Funds for administration and fund accounting services:

B-37

Fund	2004	2003	2002
Predecessor Short-Term Government Fund		$78,846	$32,066
Predecessor Total Return Bond Fund		$60,606	$30,378
Predecessor Equity Fund		$60,763	$24,938

The Short-Term Government Fund did not pay any brokerage commissions during the three previous fiscal years ended November 30. During the fiscal years ended November 30,  2002, 2003 and 2004, the Total Return Bond Fund and the Equity Fund paid brokerage commissions as follows:

Predecessor Total Return Bond Fund
	2002	2003	2004
Commissions Paid to Distributor	$0	$0
Total Commissions Paid	$0	$406
% Paid to Distributor	N/A	N/A
Total Dollar Amount of Transactions on which Commissions Were Paid to Distributor	$0	$0
Total Dollar Amount of Transactions on Which Commissions Were Paid	$0	$194,490
% of Transactions Involving Commission Payments to Distributor	N/A	N/A

Predecessor Equity Fund
	2002	2003	2004
Commissions Paid to Distributor	$0	$0
Total Commissions Paid	$6,043	$42,305
% Paid to Distributor	N/A	N/A
Total Dollar Amount of Transactions on which Commissions Were Paid to Distributor	$0	$0
Total Dollar Amount of Transactions on Which Commissions Were Paid	$13,877,223	$12,764,834
% of Transactions Involving Commission Payments to Distributor	N/A	N/A

In 2004, the Predecessor Equity Fund paid commissions of $______________ on total transactions of $_______________ to a broker that provided research services; no other amounts were paid to brokers that provided research services. The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional ideas and information assisting the PIA Funds in the valuation of their investments.

PORTFOLIO HOLDINGS INFORMATION

The Adviser and the Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These portfolio holdings disclosure policies have been approved by the Board of Trustees of the Funds. Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

B-38

From time to time rating and ranking organizations such as Standard & Poor’s and Morningstar, Inc. may request complete portfolio holdings information in connection with rating the Funds. Similarly, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Funds’ portfolio along with related performance attribution statistics. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Funds will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least five to ten business days. In addition, the Trust’s Chief Compliance Officer or appointed officers of the Trust, may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times to rating agencies and to pension plan sponsors and/or their consultants, provided that (1) the recipient is subject to a confidentiality agreement, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Funds and will not use the information to facilitate or assist in any investment program, and (3) the recipient will not provide access to third parties to this information.

In addition, the Funds’ administrator, fund accountant, custodian, and transfer agent may receive portfolio holdings information in connection with their services to the Funds. In no event shall the Adviser, its affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental and regulatory personnel) requires that the approval of the Trust’s Chief Compliance Officer. The Chief Compliance Officer or designated officer of the Trust will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of the Funds and its shareholders and if no material conflict of interest exists regarding such disclosure between shareholders interest and those of the Adviser, Distributor or any affiliated person of the Funds. No consideration may be received by the Funds, the Advisor, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio holdings information. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purpose for which it is furnished.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

The PIA Funds have adopted a Distribution and Shareholder Servicing Plan in accordance with Rule 12b-1 (the “Plan”) under the 1940 Act. The Plan provides that the PIA Funds will compensate the Adviser as Distribution Coordinator at an annual rate of up to 0.10% for the Short-Term Government Fund and Total Return Bond Fund and 0.50% for the PIA Equity Fund of the average daily net assets of the PIA Fund which may be paid for a distribution fee and for certain shareholder services to shareholders of the PIA Fund. The PIA Fund’s Board has determined that there is a reasonable likelihood that the Plan will benefit the PIA Fund and its shareholders. None of the Officers or Trustees of the Trust have any direct or indirect financial interest in the Plan.

B-39

Payments made under the Predecessor Fund’s 12b-1 Plan by the Predecessor Short-Term Government Fund, the Predecessor Total Return Bond Fund and the Predecessor Equity Fund during the fiscal year ended November 30, 2004 were as set forth below:

Predecessor Short-Term Government Fund	2004
Advertising
Printing and mailing of Prospectuses to new shareholders
Compensation to the Distributor
Compensation to Dealers/Sales Personnel
Other Finance Charges
Other Fees/Reimbursement to Distributor for permitted expenses
TOTAL

Predecessor Total Return Bond Fund	2004
Advertising
Printing and mailing of Prospectuses to new shareholders
Compensation to the Distributor
Compensation to Dealers/Sales Personnel
Other Finance Charges
Other Fees/Reimbursement to Distributor for permitted expenses
TOTAL

B-40

Predecessor Equity Fund	2004
Advertising
Printing and mailing of Prospectuses to new shareholders
Compensation to the Distributor
Compensation to Dealers/Sales Personnel
Other Finance Charges
Other Fees/Reimbursement to Distributor for permitted expenses
TOTAL

The Plan, unless terminated as hereinafter provided, shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Trustees and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated with respect to a PIA Fund at any time by a vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the PIA Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval, as set forth in (ii) above, and all amendments must be and have been approved in the manner set forth under (i) above.

Revenue Sharing Arrangement

The Adviser, out of its own resources and not out of Fund assets (i.e., without additional cost to the Funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the Funds. Such payments and compensation are in addition to the service fees and other fees paid by the Funds to such brokers and their financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased fund expenses. They are not reflected in the fees and expenses listed in the fees and expense sections of the Funds’ Prospectus. As of December __, 2004, the Adviser has revenue sharing arrangements with approximately ___ brokers and other financial intermediaries, of which some of the more significant include arrangements with ________________.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the Funds and/or investors in the Funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediary. These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the Fund and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar-amount. As of the date of this Statement of Additional Information, the maximum amount of additional compensation that the Adviser is paying to any intermediary from its own assets was ___% of average daily net assets.

B-41

NET ASSET VALUE

The net asset value of each of the PIA Funds will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

The net asset value per share is computed by dividing the value of the securities held by the PIA Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of interests in the PIA Fund outstanding at such time, as shown below:

Net Assets	=	Net Asset Value per share
Shares Outstanding

An example of how the Predecessor PIA Funds calculated the net asset value per share as of November 30, 2004 is as follows:

Predecessor Short Term Government Securities Fund
$	=	$

Predecessor Total Return Bond Fund
$	=	$

Predecessor Equity Fund
$	=	$

In determining the net asset value of a PIA Fund’s shares, common stocks that are listed on national securities exchanges are valued at the last sale price as of the close of trading, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. NASDAQ National Market® and SmallCap® securities are valued at the NASDAQ Official Closing Price (“NOCP”). If a NOCP is not issued for a given day, these securities are valued at the average of readily available closing bid and asked prices. Unlisted securities held by a PIA Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Options traded on national securities exchanges are valued at the average of the closing quoted bid and asked prices on such exchanges and Futures and options thereon, which are traded on commodities exchanges, are valued at their last sale price as of the close of such commodities exchanges.

B-42

When a PIA Fund writes a call or a put, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent amount is included in the liability section. This amount is “marked-to-market” to reflect the current market value of the call or put. If a call a PIA Fund wrote is exercised, the proceeds it receives on the sale of the related investment by it are increased by the amount of the premium it received. If a put a PIA Fund wrote is exercised, the amount it pays to purchase the related investment is decreased by the amount of the premium received. If a call a PIA Fund purchased is exercised by it, the amount it pays to purchase the related investment is increased by the amount of the premium it paid. If a put a PIA Fund purchased is exercised by it, the amount it receives on its sale of the related investment is reduced by the amount of the premium it paid. If a call or put written by a PIA Fund expires, it has a gain in the amount of the premium; if that PIA Fund enters into a closing transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

The PIA Funds price foreign securities in terms of U.S. dollars at the official exchange rate. Alternatively, they may price these securities at the average of the current bid and asked price of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If the PIA Funds do not have either of these alternatives available to them or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Board of Trustees in good faith will establish a conversion rate for such currency.

Generally, U.S. Government securities and other fixed income securities complete trading at various times prior to the close of the New York Stock Exchange. For purposes of computing net asset value, the PIA Funds use the market value of such securities as of the time their trading day ends. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange, which events will not be reflected in the computation of a PIA Fund’s net asset value. It is currently the policy of the PIA Funds that events affecting the valuation of PIA Fund securities occurring between such times and the close of the New York Stock Exchange, if material, may be reflected in such net asset value.

B-43

Foreign securities trading may not take place on all days when the New York Stock Exchange is open, or may take place on Saturdays and other days when the New York Stock Exchange is not open and a PIA Fund’s net asset value is not calculated. When determining net asset value, the PIA Funds value foreign securities primarily listed and/or traded in foreign markets at their market value as of the close of the last primary market where the securities traded. Securities trading in European countries and Pacific Rim countries is normally completed well before 4:00 P.M. Eastern Time. It is currently the policy of the PIA Funds that events affecting the valuation of PIA Fund securities occurring between the time its net asset value is determined and the close of the New York Stock Exchange, if material, may be reflected in such net asset value.

Each PIA Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the PIA Fund not reasonably practicable.

SHAREHOLDER SERVICES

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available for shareholders having shares of a PIA Fund with a minimum value of $10,000, based upon the net asset value with respect to the PIA Funds. The Systematic Withdrawal Plan provides for monthly or quarterly redemptions in any amount not less than $100 (which amount is not necessarily recommended).

Dividends and capital gains distributions on shares held under the Systematic Withdrawal Plan are invested in additional full and fractional shares at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and, while no fee is currently charged, the PIA Fund reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days’ written notice to the shareholder.

Withdrawal payments should not be considered as dividends, yield, or income. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted.

Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. The shareholder may purchase additional shares when participating in the Systematic Withdrawal Plan.

Pre-authorized Investment. A shareholder who wishes to make additional investments in a PIA Fund on a regular basis may do so by authorizing the Transfer Agent to deduct a fixed amount each month from the shareholder’s checking account at his or her bank. This amount will automatically be invested in that PIA Fund on the same day that the preauthorized debit is issued. The shareholder will receive a confirmation from the PIA Fund, and the bank account statement will show the amount charged. The form necessary to begin this service is available from the Transfer Agent.

B-44

Tax Sheltered Retirement Plans. Through the Distributor, retirement plans are either available or expected to be available for use by the self-employed (Keogh Plans), Individual Retirement Accounts (including SEP-IRAs) and “tax-sheltered accounts” under Section 403(b)(7) of the Code. Adoption of such plans should be on advice of legal counsel or tax advisers.

For further information regarding plan administration, custodial fees and other details, investors should contact the Distributor.
TAXES
General

The PIA Funds intend to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The discussion that follows is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their tax advisers for a complete review of the tax ramifications of an investment in the PIA Funds.

If a PIA Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such that PIA Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders in a PIA Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on that PIA Fund’s net investment income or net realized gains in their individual capacities. Distributions to shareholders, whether from that PIA Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of that PIA Fund.

Dividends from a PIA Fund’s net investment income, including short-term capital gains, are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to investors at a lower rate applicable to qualified dividend income), while distributions of net capital gains are taxable as long-term capital gains regardless of the shareholder’s holding period for the shares. Such dividends and distributions are taxable to shareholders whether received in cash or in additional shares. The 70% dividends-received deduction for corporations will apply to dividends from a PIA Fund’s net investment income, subject to proportionate reductions if the aggregate dividends received by the PIA Fund from domestic corporations in any year are less than 100% of the distributions of net investment company taxable income made by the PIA Fund. Since all or substantially all of the income of the PIA Short-Term Government Fund and the PIA Total Return Bond Fund is derived from interest payments to it, none of the dividends of these PIA Funds will qualify for the deduction.

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Any dividend or capital gain distribution paid shortly after a purchase of shares of a PIA Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of a PIA Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

At November 30, 2004, the Predecessor Short-Term Government Fund and Predecessor Equity Fund had accumulated capital loss carryforwards of $______________ and $______________, respectively, of which $______ and $___________ respectively, expire in the year 2010 and $______________ and $__________ respectively, expire in the year 2011.

Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the shareholder’s holding period for the shares. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

Rule 17a-7 Transactions

The Trust has adopted procedures pursuant to Rule 17a-7 under the 1940 Act pursuant to which each of the PIA Funds may effect a purchase and sale transaction with an affiliated person of the PIA Funds (or an affiliated person of such an affiliated person) in which a PIA Fund issues its shares in exchange for securities which are permitted investments for the PIA Funds. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in accordance with Rule 17a-7. Certain of the transactions may be tax-free with the result that the PIA Funds acquire unrealized appreciation. Most Rule 17a-7 transactions will not be tax-free.

Taxation of Hedging Instruments

If a call option written by a PIA Fund expires, the amount of the premium received by the PIA Fund for the option will be short-term capital gain. If a PIA Fund enters into a closing transaction with respect to the option, any gain or loss realized by a PIA Fund as a result of the transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder’s right under the option, any gain or loss realized by the PIA Fund upon the sale of the underlying security or futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the PIA Fund depending on the PIA Fund’s holding period for the underlying security or futures contract, and the amount of the premium received will be added to the proceeds of sale for purposes of determining the amount of the capital gain or loss.

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With respect to call options purchased by a PIA Fund, the PIA Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the PIA Fund’s holding period for the call option. If such a call option is exercised, the amount paid by a PIA Fund for the option will be added to the basis of the security or futures contract so acquired.

Gains and losses resulting from the expiration, exercise or closing of futures contracts will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter “blended gain or loss”) for determining the character of distributions. In addition, futures contracts held by a PIA Fund on the last day of a fiscal year will be treated as sold for market value (“marked to market”) on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. The realized gain or loss on the ultimate disposition of the futures contract will be increased or decreased to take into consideration the prior marked to market gains and losses.

The PIA Equity Fund may purchase or write options on stock indexes. Options on “broadbased” stock indexes are generally classified as “nonequity options” under the Code. Gains and losses resulting from the expiration, exercise or closing of such nonequity options and on futures contracts will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter “blended gain or loss”) for determining the character of distributions. In addition, nonequity options and futures contracts held by the PIA Equity Fund on the last day of a fiscal year will be treated as sold for market value (“marked to market”) on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. The realized gain or loss on the ultimate disposition of the option or futures contract will be increased or decreased to take into consideration the prior marked to market gains and losses.

The trading strategies of the PIA Equity Fund involving nonequity options on stock indexes may constitute “straddle” transactions. “Straddles” may affect the short-term or long-term holding period of such instruments for distributions characterization.

Each PIA Fund may acquire put options. Under the Code, put options on securities are taxed similar to short sales. If a PIA Fund owns the underlying security or acquires the underlying security before closing the option position, the option positions may be subject to certain modified short sale rules. If a PIA Fund exercises or allows a put option to expire, the PIA Fund will be considered to have closed a short sale. A PIA Fund will generally have a short-term gain or loss on the closing of an option position. The determination of the length of the holding period is dependent on the holding period of the security used to exercise that put option. If a PIA Fund sells the put option without exercising it, its holding period will be the holding period of the option.

Foreign Taxes

The PIA Total Return Bond Fund and the PIA Equity Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the U.S. Such taxes would reduce the return on a PIA Fund’s investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the PIA Total Return Bond Fund’s total assets at the close of any taxable year consist of securities of foreign corporations, the PIA Total Return Bond Fund may elect, for U.S. federal income tax purposes, to treat any foreign country income or withholding taxes paid by the PIA Fund that can be treated as income taxes under U.S. income tax principles, as paid by its shareholders. For any year that the PIA Total Return Bond Fund makes such an election, each of its shareholders will be required to include in his income (in addition to taxable dividends actually received) his allocable share of such taxes paid by the PIA Fund and will be entitled, subject to certain limitations, to credit his portion of these foreign taxes against his U.S. federal income tax due, if any, or to deduct it (as an itemized deduction) from his U.S. taxable income, if any. Generally, credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his foreign source taxable income.

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If the pass through election described above is made, the source of the PIA Total Return Bond Fund’s income flows through to its shareholders. Certain gains from the sale of securities and currency fluctuations will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income, one of which is foreign source “passive income.” For this purpose, foreign “passive income” includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of the foreign tax paid by the PIA Total Return Bond Fund.

The foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the PIA Total Return Bond Fund does not make the pass through election described above, the foreign taxes it pays will reduce its income, and distributions by the PIA Fund will be treated as U.S. source income.

Each shareholder will be notified within 60 days after the close of the PIA Total Return Bond Fund’s taxable year whether, pursuant to the election described above, the foreign taxes paid by the PIA Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate: (i) such shareholder’s portion of the foreign taxes paid; and (ii) the portion of the PIA Fund’s dividends and distributions that represent income derived from foreign sources.

Back-up Withholding

Federal law requires the PIA Funds to withhold 28% of a shareholder’s reportable payments (which include dividends, capital gains distributions and redemption proceeds) for shareholders who have not properly certified that the Social Security or other Taxpayer Identification Number they provide is correct and that the shareholder is not subject to back-up withholding.

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GENERAL INFORMATION

Advisors Series Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of numerous series of shares of beneficial interest, par value of 0.01 per share. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the PIA Fund. Each share represents an interest in the PIA Fund proportionately equal to the interest of each other share. Upon the PIA Fund’s liquidation, all shareholders would share pro rata in the net assets of the PIA Fund available for distribution to shareholders.

With respect to the PIA Fund, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the PIA Fund has only one class of shares.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

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The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants.  The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

CALCULATION OF PERFORMANCE DATA

The PIA Fund will calculate its performance in accordance with the following formulas:

Yield

The yield calculation reflected in the Prospectus is based on a hypothetical account having a balance of exactly one share of a PIA Fund at the beginning of the seven-day period. The base period return is the net change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes. Yield will vary as interest rates and other conditions change. Yields also depend on the quality, length of maturity and type of instruments held and operating expenses of the PIA Fund.

Effective yield is computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

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Effective yield = [(base period return + 1) 365/7] - l

The tax equivalent yield of a PIA Fund is computed by dividing that portion of the yield of the PIA Fund (computed as described above) that is tax-exempt by an amount equal to one minus the stated federal income tax rate (normally assumed to be the maximum applicable marginal tax bracket rate) and adding the result to that portion, if any, of the yield of the PIA Fund that is not tax-exempt.

The PIA Fund’s quotations of average annual total return (after taxes on distributions) and average annual total return (after taxes on distributions and redemptions) are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Average Annual Total Return

Average annual total return quotations used in the PIA Fund’s prospectus are calculated according to the following formula:

P(1 + T)n = ERV

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ERV” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

Under the foregoing formula, the time periods used in the prospectus will be based on rolling calendar quarters. Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Average Annual Total Return (after Taxes on Distributions):

The PIA Fund’s quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

P(1 + T)n = ATVD

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ATVD” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of PIA Fund expenses by the Adviser.

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Average Annual Total Return (after Taxes on Distributions and Redemptions):

The PIA Fund’s quotations of average annual total return (after taxes on distributions and redemption) are calculated according to the following formula:

P(1 + T)n = ATVDR

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ATVDR” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVDR will be adjusted to reflect the effect of any absorption of PIA Fund expenses by the Adviser.

FINANCIAL STATEMENTS

The annual report to shareholders for the Predecessor PIA Funds for the fiscal year ended November 30, 2004 is a separate document supplied with this SAI, and the financial statements, accompanying notes and reports of independent registered public accounting firm appearing therein are incorporated by reference into this SAI.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS
Each PIA Fund may invest in securities rated by Standard & Poor’s Corporation (Standard & Poor’s), Moody’s Investors Service, Inc. (“Moody’s”), Duff & Phelps Credit Rating Co. (“Duff & Phelps”) or IBAC. A brief description of the rating symbols and their meanings follows:

Standard & Poor’s Commercial Paper Ratings. A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed “A-1”.

A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

Moody’s Short-Term Debt Ratings. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-	Leading market positions in well-established industries.

-	High rates of return on PIA Funds employed.

-	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

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-	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR’S RATINGS FOR BONDS
AAA	Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.
A

Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC. CC, C
Debt rated “BB,” “B,” “CCC,” “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposure to adverse conditions.

BB

Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which would lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB” or “BBB”- rating.

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B
—Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB”- rating.

CCC
Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B”- rating.

CC	The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” or “CCC-” rating.
C
The rating “C” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CC” or “CC”- debt rating. The “C” rating may be used to cover a situation where bankruptcy petition has been filed, but debt service payments are continued.

STANDARD & POOR’S CHARACTERISTICS OF SOVEREIGN DEBT OF FOREIGN COUNTRIES
AAA
Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances.
Prosperous and resilient economies, high per capital incomes.
Low fiscal deficits and government debt, low inflation
Low external debt.

AA
Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances.
Tightly integrated into global trade and financial system.
Differ from AAAs only to a small degree because:
—Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection  and terms of trade shocks)
—More variable fiscal deficits, government debt and inflation.
—Moderate to high external debt.

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A
Politics evolving toward more open, predictable forms of governance in environment of rapid economic and social change.
Established trend of integration into global trade and financial system.
Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks).
Usually rapid growth in output and per capita incomes.
Manageable through variable fiscal deficits, government debt and inflation.
Usually low but variable debt.

BBB
Political factors a source of significant uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change.
Integration into global trade and financial system growing but untested.
Economies less prosperous and often more vulnerable to adverse external influences.
Variable to high fiscal deficits, government debt and inflation.
High and variable external debt.

BB
Political factors a source of major uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change.
Integration into global trade and financial system growing but untested.
Low to moderate income developing economies, but variable performance and quite vulnerable to adverse external influences.
Variable to high fiscal deficits, government debt and inflation.
Very high and variable debt, often graduates of Brady Plan but track record not well established.

MOODY’S RATINGS FOR BONDS

Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A
Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

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Baa
Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DUFF & PHELPS RATINGS FOR BONDS AND FOR SOVEREIGN,
SUPRANATIONAL AND SOVEREIGN RELATED ISSUERS
AAA	Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.
AA	High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.
A	Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.
BBB	Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.
BB
Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

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SOVEREIGN, SUPRANATIONAL AND SOVEREIGN RELATED ISSUERS
AAA
Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially

AA
Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

A
Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

BBB
Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

BB
Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.

_____________________________
In the case of sovereign, supranational and sovereign related issuers, the PIA Funds use the rating service’s foreign currency or domestic (local) currency rating depending upon how a security in a PIA Fund’s portfolio is denominated. In the case where a PIA Fund holds a security denominated in a domestic (local) currency and the rating service does not provide a domestic (local) currency rating for the issuer, a PIA Fund will use the foreign currency rating for the issuer; in the case where a PIA Fund holds a security denominated in a foreign currency and the rating service does not provide a foreign currency rating for the issuer, a PIA Fund will treat the security as being unrated.

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APPENDIX B

ISS’ Proxy Guidelines. The following is a summary of the material terms of ISS’ U.S. Proxy Voting Policy Statement & Guidelines:

Voting on Director Nominees in Uncontested Elections. Votes concerning the entire board of directors are examined using the following five factors:

-	Poor long-term corporate performance record relative to its peer index and S&P 500;

-	Lack of majority of independent directors or independence of the full board and key board committees (fully independent audit, compensation, and nominating committees);

-	Diversity of board;

-	Executive compensation (excessive salaries/bonuses/pensions, history of repricing underwater stock options, imprudent use of company resources, misallocation of corporate assets, etc.); and

-	Failure of the board to properly respond to majority votes on shareholder proposals.

Votes on individual director nominees are made on a case-by-case basis. Votes on individual directors are examined using the following eight factors:

-	Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation;

-	Lack of independence on key board committees (i.e. audit, compensation, and nominating committees);

-	Failure to establish any key board committees (i.e. audit, compensation, or nominating);

-	Directors serving on an excessive number of other boards which could compromise their duties of care and loyalty;

-	Chapter 7 bankruptcy, SEC violations, and criminal investigations;

-	Interlocking directorships;

-	Performance of compensation committee members related to egregious executive compensation; and

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-	Performance of audit committee members concerning excessive non-audit fees and the presence of auditor ratification upon the proxy ballot.

Voting for Director Nominees in Contested Elections. Competing slates will be evaluated on a case-by-case basis with a number of considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company.

Votes in a contested election of directors are evaluated on a case-by-case basis with the following seven factors in consideration:

-	Long-term financial performance of the target company relative to its industry;

-	Management’s historical track record;

-	Background to the proxy contest;

-	Qualifications of director nominees (both slates);

-	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals in these proposals are realistic, achievable, demonstrable and viable under the current conditions by which the company operates;

-	Equity ownership positions; and

-	Total impact on all stakeholders.

Proposals Respecting CEO Serving as Chairman. Generally, votes are withheld from a CEO who is also serving in the role of chairman at the same company. Generally, shareholder proposals calling for the separation of the CEO and chairman positions are supported, as are shareholder proposals calling for a non-executive director to serve as chairman who is not a former CEO or senior-level executive of the company.

Proposals Respecting Independent Directors. Generally, shareholder proposals that request that the board be comprised of a majority of independent directors are supported. Votes are cast in favor of shareholder proposals requesting that the key board committees (i.e. audit, compensation and/or nominating) include independent directors exclusively. Votes are cast in opposition of boards with a majority insider board composition.

Proposals Respecting Director Diversity. Proposals respecting the following are supported:

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-	Proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors are supported.

-	Proposals seeking the endorsement of a policy of board inclusiveness.

-	Proposals requiring the reporting to shareholders on a company’s efforts to increase diversity on their boards.

Proposals Respecting Stock Ownership Requirements. Votes are cast against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director nominee or to remain on the board.

Proposals Respecting Board Structure. Votes are cast against classified boards when the issue comes up for vote.

Proposals Respecting Term Limits for Office. Generally, votes are cast against shareholder proposals to limit the tenure of outside directors.

Proposals Respecting Cumulative Voting. Votes are cast against proposals to eliminate cumulative voting. Votes are cast in favor of proposals to permit cumulative voting.

Proposals Respecting Director and Officer Indemnification and Liability Protection. Votes are cast against proposals to limit or eliminate entirely director and officer liability in regards to: (1) breach of the director’s fiduciary “duty of loyalty” to shareholders; (2) acts or omissions not made in “good faith” or involving intentional misconduct or knowledge of violations under the law; (3) acts involving the unlawful purchases or redemptions of stock; (4) payment of unlawful dividends; or (5) use of the position as director for receipt of improper personal benefits.

Proposals Respecting Indemnification. Votes are cast against indemnification proposals that would expand individual coverage beyond ordinary legal expenses to also cover specific acts of negligence which exceed the standard of mere carelessness that is regularly covered in board fiduciary indemnification. Votes are cast in favor of only those proposals which provide expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and (2) only if the director’s legal expenses would be covered.

Proposals Respecting Poison Pills. Votes are cast in favor of shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Proposals to redeem a company’s poison pill and proposals to ratify a poison pill are reviewed on a case-by-case basis. Votes should be withheld from any board where a dead-hand poison pill provision is in place.

Proposals Respecting Greenmail. Votes are cast in favor of proposals to adopt an anti-greenmail provision in charter or bylaws that would restrict a company’s ability to make greenmail payments to certain shareholders. All anti-greenmail proposals are reviewed on a case-by-case basis when they are presented as bundled items with other charter or bylaw amendments.

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Proposals Respecting Shareholder Ability to Remove Directors. Votes are cast against proposals that provide that directors may be removed only for cause. Votes are cast in favor of proposals which seek to restore the authority of shareholders to remove directors with or without cause. Votes are cast against proposals that provide only continuing directors may elect replacements to fill board vacancies. Votes are cast in favor of proposals that permit shareholders to elect directors to fill board vacancies.

Proposals Respecting Shareholder Ability to Alter the Size of the Board. Votes are cast in favor of proposals that seek to fix the size of the board. Votes are cast against proposals that give management the ability to alter the size of the board without shareholder approval.

Proposals Respecting Auditor Ratification. Votes are cast in favor of proposals to ratify auditors when the amount of audit fees is equal to or greater than three times the amount paid for consulting, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; or (2) there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position. Votes are cast against proposals to ratify auditors when the amount of audit fees is less than three times greater than that for consulting fees. Votes are withheld from Audit Committee members in cases where consulting fees exceed audit fees. Generally, shareholder proposals to ensure auditor independence through measures such as mandatory auditor rotation (no less than every five years) or prohibiting companies from buying consulting services from their auditor are supported.

Proposals Respecting Mergers. Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

-	Impact of the merger on shareholder value;

-	Anticipated financial and operating benefits realizable through combined synergies;

-	Offer price (cost vs. premium);

-	Financial viability of the combined companies as a single entity;

-	Was the deal put together in good faith? Were negotiations carried out at arm’s length? Was any portion of the process tainted by possible conflicts of interest?;

-	Fairness opinion (or lack thereof); Changes in corporate governance and their impact on shareholder rights; and

-	Impact on community stakeholders and employees in both workforces.

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Proposals Respecting Fair Price Provisions. Votes are cast in favor of fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares. Votes are cast in favor of shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Proposals Respecting Corporate Restructuring. Votes concerning corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, are considered on a case-by-case basis.

Proposals Respecting Appraisal Rights. Votes are cast in favor of proposals to restore or provide shareholders with the right of appraisal.

Proposals Respecting Spin-offs. Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Proposals Respecting Asset Sales. Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Proposals Respecting Liquidations. Votes on liquidations are made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Proposals Respecting Changing Corporate Name. Votes are cast in favor of changing the corporate name in all instances if proposed and supported by management.

Proposals Respecting Confidential Voting. Votes are cast in favor of shareholder proposals that request corporations to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Votes are cast in favor of management proposals to adopt confidential voting procedures.

Proposals Respecting Shareholder Ability to Call Special Meetings. Votes are cast against proposals to restrict or prohibit shareholder ability to call special meetings. Votes are cast in favor of proposals that remove restrictions on the right of shareholders to act independently of management.

Proposals Respecting Shareholder Ability to Act by Written Consent. Votes are cast against proposals to restrict or prohibit shareholder ability to take action by written consent. Votes are cast in favor of proposals to allow or make easier shareholder action by written consent.

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Proposals Respecting Equal Access. Votes are cast in favor of shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Proposals Respecting Unequal Voting Rights. Votes are cast in favor of resolutions that seek to maintain or convert to a one share, one vote capital structure. Votes are cast against requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

Proposals Respecting Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws. Votes are cast against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Votes are cast against management proposals seeking to lower supermajority shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments. Votes are cast in favor of shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Proposals Respecting Supermajority Shareholder Vote Requirement to Approve Mergers. Votes are cast against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Votes are cast in favor of shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Proposals Respecting Reimbursement of Proxy Solicitation Expenses. Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

Proposals Respecting Common Stock Authorization. Management proposals requesting shareholder approval to increase authorized common stock are supported when management provides persuasive justification for the increase. These proposals are evaluated on a case-by-case basis when the company intends to use the additional stock to implement a poison pill or other takeover defense. The amount of additional stock requested in comparison to the requests of the company’s peers as well as the company’s articulated reason for the increase are examined. Votes are cast against proposed common stock authorizations that increase the existing authorization by more than 50 percent unless a clear need for the excess shares is presented by the company.

Proposals Respecting Reverse Stock Splits. Management proposals to implement a reverse stock split are reviewed on a case-by-case basis, taking into account whether there is a corresponding proportional decrease in authorized shares. Generally, a reverse stock split is supported if management provides a reasonable justification for the split and reduces authorized shares accordingly.

Proposals Respecting Blank Check Preferred Authorization. Votes are cast in favor of proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights. Proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend, distribution, and other rights are reviewed on a case-by-case basis. Proposals to increase the number of authorized blank check preferred shares are reviewed on a case-by-case basis. If the company does not have any preferred shares outstanding, the requested increase will be voted against. Votes are cast in favor of shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

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Proposals Respecting Adjustments to the Par Value of Common Stock. Votes are cast in favor of management proposals to reduce the par value of common stock.

Proposals Respecting Preemptive Rights. Proposals to create or abolish preemptive rights are reviewed on a case-by-case basis.

Proposals Respecting Debt Restructuring. Proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are reviewed on a case-by-case basis. The following issues are considered:

-	Dilution: How much will ownership interests of existing shareholders be reduced and how extreme will dilution to any future earnings be?

-	Change in Control: Will the transaction result in a change-in-control of the company?

-	Bankruptcy: How real is the threat of bankruptcy? Is bankruptcy the main factor driving the debt restructuring? Would the restructuring result in severe loss to shareholder value?

-	Possible self-dealings.

Proposals Respecting Stock Option Plans. Option plans that provide legitimately challenging performance targets that serve to truly motivate executives in the pursuit of excellent performance are supported. Likewise, plans that offer unreasonable benefits to executives that are not available to any other shareholders are opposed. ISS will consider whether the proposed plan is being offered at fair market value or at a discount; whether the plan excessively dilutes the earnings per share of the outstanding shares; and whether the plan gives management the ability to replace or reprice “underwater” options. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price. ISS will also consider any other features of the plan that may not be in shareholders’ best interest.

In general, executive and director compensation plans are reviewed on a case-by-case basis. When evaluating executive and director compensation matters, the following three elements are reviewed:

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-	Dilution: Votes are cast against plans in which the potential voting power dilution of all shares outstanding exceeds 12 percent.

-	Full market value: Awards must be granted at 100 percent of fair market value on the date of grant. However, in instances when a plan is open to broad-based employee participation and excludes the five most highly compensated employees, ISS accepts a 15 percent discount.

-	Repricing: Votes are cast against plans if the company’s policy permits repricing of “underwater” options or if the company has a history of repricing past options.

Proposals Respecting Stock Option Expensing. Shareholder resolutions calling for stock option grants to be treated as an expense for accounting and earnings calculation purposes are supported.

Proposals Respecting Internal Revenue Code-Related Compensation Proposals. Votes are cast in favor of amendments that place a cap on annual grants or amend administrative features. Votes are cast in favor of plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants that any one participant may receive in order to comply with the provisions of Section 162(m) of Internal Revenue Code.

Proposals Respecting Amendments to Add Performance-Based Goals. Votes are cast in favor of amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

Proposals Respecting Amendments to Increase Shares and Retain Tax Deductions.

Amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Proposals Respecting Approval of Cash or Cash-and-Stock Bonus Plans. Generally, votes are cast against cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code if the plan provides for awards to individual participants in excess of $2 million a year. Votes are cast against plans that are deemed to be “excessive” because they are not justified by performance measures.

Proposals Respecting Performance Based Options. Generally, votes are cast in favor of shareholder proposals that seek to provide for performance based options such as indexed and/or premium priced options.

Shareholder Proposals to Limit Executive and Director Pay. Generally, votes are cast in favor of shareholder proposals that seek additional disclosure of executive and director pay information. Generally, votes are cast in favor of shareholder proposals that seek to eliminate outside directors’ retirement benefits. All other shareholder proposals that seek to limit executive and director pay are reviewed on a case-by-case basis.

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Proposals Respecting Golden and Tin Parachutes. Votes are cast in favor of shareholder proposals to have all golden and tin parachute agreements submitted for shareholder ratification. Generally, votes are cast against all proposals to ratify golden parachutes. Votes respecting tin parachutes are made on a case-by-case basis.

Proposals Respecting Employee Stock Ownership Plans. Votes are cast in favor of proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed “excessive” (i.e., generally greater than five percent of outstanding shares).

Proposals Respecting Voting on State Takeover Statutes. ISS reviews on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). ISS generally supports opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders.

Proposals Respecting Offshore Reincorporations & Tax Havens. For a company that seeks to reincorporate, ISS evaluates the merits of the move on a case-by-case basis, taking into consideration the company’s strategic rationale for the move, the potential economic ramifications, potential tax benefits, and any corporate governance changes that may impact shareholders. When reviewing a proposed offshore move, ISS will consider the following factors:

-	Legal recourse for U.S. stockholders of the new company and the enforcement of legal judgments against the company under the U.S. securities laws;

-	The transparency (or lack thereof) of the new locale’s legal system;

-	Adoption of any shareholder-unfriendly corporate law provisions;

-	Actual, qualified tax benefits;

-	Potential for accounting manipulations and/or discrepancies;

-	Any pending U.S. legislation concerning offshore companies; and

-	Prospects of reputational harm and potential damage to brand name via increased media coverage concerning corporate expatriation.

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ISS will generally support shareholder requests calling for “expatriate” companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.

Proposals Respecting Social and Environmental Issues. In general, ISS supports social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value. In most cases, ISS will support proposals that ask for disclosure reporting of additional information that is not available outside the company and that is not proprietary in nature. In determining how to vote on social, workplace, environmental, and other related proposals, ISS specifically analyzes the following factors:

-	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

-	Percentage of sales, assets, and earnings affected;

-	Degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

-	Whether the issues presented should be dealt with through government or company-specific action;

-	Whether the company has already responded in some appropriate manner to the request embodied in a proposal;

-	Whether the company’s analysis and voting recommendation to shareholders is persuasive;

-	What its industry peers have done in response to the issue;

-	Whether the proposal itself is well framed and reasonable;

-	Whether implementation of the proposal would achieve the objectives sought in the proposal; and

-	Whether the subject of the proposal is best left to the discretion of the board.

In general, ISS supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations. ISS will evaluate proposals requesting the company to cease taking certain actions that the proponent believes is harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request.

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Proposals Respecting Special Policy Review and Shareholder Advisory Committees. ISS supports these proposals when they appear to offer a potentially effective method for enhancing shareholder value.

Proposals Respecting Military Sales. Generally, ISS supports reports on foreign military sales and economic conversion of facilities. Generally, votes are cast against proposals asking a company to develop specific military contracting criteria.

Proposals Respecting Political Contributions Reporting. ISS supports proposals affirming political non-partisanship, proposals requiring the reporting of political and political action committee and proposals requiring the establishment of corporate political contributions guidelines and reporting provisions.

Proposals Respecting Equal Employment Opportunity and Other Work Place Practice Reporting Issues. Votes are cast in favor of proposals calling for action on equal employment opportunity and anti-discrimination. Votes are cast in favor of legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that affect long-term corporate performance. Votes are cast in favor of non-discrimination in salary, wages, and all benefits.

Proposals Respecting High-Performance Workplace. Generally, ISS supports proposals that incorporate high-performance workplace standards.

Proposals Respecting Non-Discrimination in Retirement Benefits. ISS supports proposals that require non-discrimination in retirement benefits.

Proposals Respecting Fair Lending. ISS supports proposals requiring compliance with fair-lending laws and proposals that require reporting on overall lending policies and data.

Proposals Respecting CERES Principles. ISS supports proposals that improve a company’s public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage. Votes are cast in favor of the adoption of the CERES Principles. Votes are cast in favor of adoption of reports to shareholders on environmental issues.

Proposals Respecting MacBride Principles. ISS supports proposals respecting the adoptions of the MacBride Principles for operations in Northern Ireland where the proposals request that the company abide by equal employment opportunity policies.

Proposals Respecting Contract Supplier Standards. ISS will generally support proposals that:

-	Seek publication of a “Worker Code of Conduct” to the company’s foreign suppliers and licensees, requiring they satisfy all applicable labor standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, right to collectively bargain, and other rights.

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-	Request a report summarizing the company’s current practices for enforcement of its Worker Code of Conduct.

-	Establishes independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Worker Code of Conduct.

-	Create incentives to encourage suppliers to raise standards rather than terminate contracts.

-	Implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees.

-	Request public disclosure of contract supplier reviews on a regular basis.

-	Adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced or child labor, or that fail to comply with applicable laws protecting employees’ wages and working conditions.

Proposals Respecting Corporate Conduct, Human Rights, and Labor Codes. ISS generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights.

Proposals Respecting International Operations. ISS generally supports shareholder proposals which call for a report on the company’s core business policies and procedures of its operations outside the United States. Generally, ISS supports proposals asking for policy clarification and reporting on foreign-related matters that can materially impact the company’s short and long-term bottom-line.

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PART C
(PIA Funds)

OTHER INFORMATION

Item 23. Exhibits

(a)	Agreement and Declaration of Trust dated October 3, 1996 was previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on December 6, 1996 and is incorporated herein by reference.

(b)	Bylaws dated October 3, 1996 was previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on December 6, 1996 and is incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Declaration of Trust and Bylaws.

(d)	Form of Investment Advisory Agreement to be filed by amendment.

(e)	Form of Distribution Agreement was previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on February 12, 2002 and is incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts is not applicable.

(g)	Form of Custody Agreement was previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on March 26, 2003 and is incorporated herein by reference.

(h)	Other Material Contracts

(i)	Form of Fund Administration Servicing Agreement was previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on February 12, 2002 and is incorporated herein by reference.

(ii)	Form of Transfer Agent Servicing Agreement was previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on February 12, 2002 and is incorporated herein by reference.

(iii)	Form of Fund Accounting Servicing Agreement was previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on February 12, 2002 and is incorporated herein by reference.

(iv)	Operating Expenses Limitation Agreement to be filed by amendment.

(v)	Power of Attorney was previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on July 15, 2004 and is incorporated herein by reference.

(vi)	Form of Shareholder Servicing Plan to be filed by amendment.

(i)	Opinion of Counsel was previously filed with the Registration Statement on Form N-1A (File No. 333-17391 on December 29, 2004 as Post-Effective Amendment No. 171 and is incorporated herein by reference..

(j)	Consent of Independent Public Accountants is not applicable.

(k)	Omitted Financial Statements is not applicable.

(l)	Agreement Relating to Initial Capital is not applicable.

(m)	Rule 12b-1 Plan to be filed by amendment.

(n)	Rule 18f-3 Plan is not applicable.

(o)	Reserved.

(p)	Codes of Ethics

(i)	Code of Ethics for Registrant was previously filed with Registrant’s Post-Effective Amendment No. 138 to its Registration Statement on Form N-1A (File No. 333-17391) with the SEC on March 29, 2004 and is incorporated herein by reference.

(ii)	Code of Ethics for Advisor to be filed by amendment.

Item 24. Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25. Indemnification.

Reference is made to Article VII of the Registrant’s Declaration of Trust, Article VI of Registrant’s Bylaws and Paragraph 6 of the Distribution Agreement.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 26. Business and Other Connections of the Investment Advisor

With respect to the Advisor, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”), dated March 8, 2004. The Advisor’s Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

Item 27. Principal Underwriters.

Syndicated Capital, Inc., is the distributor of the shares of the Registrant.

(a)	Not applicable

(b)	The officers and directors of Syndicated Capital, Inc. are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
Joseph Lloyd McAdams, Jr.	Chairman, CEO and President	Chairman and Trustee
The address of each of the foregoing is 1299 Ocean Avenue, Suite 210, Santa Monica, CA 90401.

(c)  Not applicable.

Item 28. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202
Registrant’s Custodian	U.S. Bank, National Association 425 Walnut Street Cincinnati, Ohio 45202
Registrant’s Investment Adviser	Pacific Income Advisers, Inc. 1299 Ocean Avenue, Suite 210 Santa Monica, California 90401

Item 29. Management Services Not Discussed in Parts A and B.

Not Applicable.

Item 30. Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement on Form N-1A of Advisors Series Trust to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on the 26th day of January, 2005.

ADVISORS SERIES TRUST

By: /s/ Eric M. Banhazl*
Eric M. Banhazl
President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement on Form N-1A of Advisors Series Trust has been signed below by the following persons in the capacities and on January 26, 2005.

Signature	Title

Eric M. Banhazl* Eric M. Banhazl	President and Trustee
Walter E. Auch* Walter E. Auch	Trustee
Donald E. O’Connor* Donald E. O’Connor	Trustee
George T. Wofford III* George T. Wofford III	Trustee
George J. Rebhan* George J. Rebhan	Trustee
James Clayburn LaForce* James Clayburn LaForce	Trustee
By /s/ Douglas G. Hess Douglas G. Hess	Treasurer and Principal Financial and Accounting Officer

* By /s/	Douglas G. Hess
Douglas G. Hess
Attorney-in-Fact pursuant to Power of Attorney.

EXHIBIT INDEX

Exhibit	Exhibit No.